                      STATEMENT OF ADDITIONAL INFORMATION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                  VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

                        BY AND IN EXCHANGE FOR SHARES OF

                    VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

                              DATED JUNE 30, 2005

     This Statement of Additional Information is available to the shareholders of Van Kampen Ohio Value Municipal Income Trust (the "Target Fund") in connection with a proposed transaction (the "Reorganization") whereby Van Kampen Ohio Quality Municipal Trust (the "Acquiring Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate net asset value of newly-issued common shares of beneficial interest, par value $0.01 per share ("Acquiring Fund Common Shares"), and newly-issued auction preferred shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Fund will distribute Acquiring Fund Common Shares to holders of common shares of the Target Fund ("Target Fund Common Shares") and Acquiring Fund APS to holders of auction preferred shares of the Target Fund ("Target Fund APS"), and will then terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolve under applicable state law. A copy of a form of the Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Proxy Statement/Prospectus.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated June 30, 2005 relating to the proposed Reorganization of the Target Fund into the Acquiring Fund. A copy of the Proxy Statement/Prospectus may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling (800) 341-2929 (TDD users may call (800) 421-2833).

     The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

                               TABLE OF CONTENTS

                                                              Page
                                                              ----
Trustees and Officers.......................................  S-1
Investment Advisory Agreement...............................  S-12
Other Agreements............................................  S-13
Fund Management.............................................  S-15
Code of Ethics..............................................  S-17
Portfolio Transactions and Brokerage Allocation.............  S-17
Other Information...........................................  S-19
Financial Statements........................................  S-20
Pro Forma Financial Statements..............................  S-20
Appendix A--Form of Agreement and Plan of Reorganization....  A-1
Appendix B--Certificate of Vote of Trustees.................  B-1
Appendix C--Annual Report of the Acquiring Fund.............  C-1
Appendix D--Annual Report of the Target Fund................  D-1
Appendix E--Semiannual Report of the Acquiring Fund.........  E-1
Appendix F--Semiannual Report of the Target Fund............  F-1
Appendix G--Proxy Voting Procedures.........................  G-1
Appendix H--Pro Forma Financial Statements..................  H-1

                             TRUSTEES AND OFFICERS

GENERAL

     The business and affairs of each Fund are managed under the direction of each Fund's Board of Trustees and each Fund's officers appointed by the Board of Trustees. The Acquiring Fund and the Target Fund share the same Board of Trustees and executive officers. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc., Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees of the Funds generally serve three-year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                          NUMBER OF
                                                 TERM OF                                   FUNDS IN
                                                OFFICE AND                                   FUND
                                 POSITION(S)    LENGTH OF                                  COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME       PRINCIPAL OCCUPATION(S)      OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS         SERVED      DURING PAST 5 YEARS         BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)               Trustee      Trustee of the  Chairman and Chief              82       Trustee/Director/
Blistex Inc.                                  Target Fund     Executive Officer of                     Managing General
1800 Swift Drive                              since 1993;     Blistex Inc., a consumer                 Partner of funds in
Oak Brook, IL 60523                           Trustee of the  health care products                     the Fund Complex.
                                              Acquiring Fund  manufacturer. Director of
                                              since 1991      the Heartland Alliance, a
                                                              nonprofit organization
                                                              serving human needs based
                                                              in Chicago. Director of
                                                              St. Vincent de Paul
                                                              Center, a Chicago based
                                                              day care facility serving
                                                              the children of low income
                                                              families. Board member of
                                                              the Illinois
                                                              Manufacturers'
                                                              Association.

Jerry D. Choate (66)             Trustee      Trustee of the  Prior to January 1999,          80       Trustee/Director/
33971 Selva Road                              Funds since     Chairman and Chief                       Managing General
Suite 130                                     2003            Executive Officer of the                 Partner of funds in
Dana Point, CA 92629                                          Allstate Corporation                     the Fund Complex.
                                                              ("Allstate") and Allstate                Director of Amgen
                                                              Insurance Company. Prior                 Inc., a
                                                              to January 1995, President               biotechnological
                                                              and Chief Executive                      company, and Director
                                                              Officer of Allstate. Prior               of Valero Energy
                                                              to August 1994, various                  Corporation, an
                                                              management positions at                  independent refining
                                                              Allstate.                                company.

                                                                                          NUMBER OF
                                                 TERM OF                                   FUNDS IN
                                                OFFICE AND                                   FUND
                                 POSITION(S)    LENGTH OF                                  COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME       PRINCIPAL OCCUPATION(S)      OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS         SERVED      DURING PAST 5 YEARS         BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer+ (64)               Trustee      Trustee of the  President of CAC, L.L.C.,       82       Trustee/Director/
CAC, L.L.C.                                   Target Fund     a private company offering               Managing General
4350 LaJolla Village Drive                    since 1993;     capital investment and                   Partner of funds in
Suite 980                                     Trustee of the  management advisory                      the Fund Complex.
San Diego, CA 92122-6223                      Acquiring Fund  services. Prior to                       Director of
                                              since 1991      February 2001, Vice                      Stericycle, Inc.,
                                                              Chairman and Director of                 Ventana Medical
                                                              Anixter International,                   Systems, Inc., and
                                                              Inc., a global distributor               GATX Corporation.
                                                              of wire, cable and                       Prior to 2005,
                                                              communications                           Trustee of The
                                                              connectivity products.                   Scripps Research
                                                              Prior to July 2000,                      Institute and the
                                                              Managing Partner of Equity               University of Chicago
                                                              Group Corporate Investment               Hospitals and Health
                                                              (EGI), a company that                    Systems. Prior to
                                                              makes private investments                April 2004, Director
                                                              in other companies.                      of TheraSense, Inc.
                                                                                                       Prior to January
                                                                                                       2004, Director of
                                                                                                       TeleTech Holdings
                                                                                                       Inc. and Arris Group,
                                                                                                       Inc. Prior to May
                                                                                                       2002, Director of
                                                                                                       Peregrine Systems
                                                                                                       Inc. Prior to
                                                                                                       February 2001,
                                                                                                       Director of IMC
                                                                                                       Global Inc. Prior to
                                                                                                       July 2000, Director
                                                                                                       of Allied Riser
                                                                                                       Communications Corp.,
                                                                                                       Matria Healthcare
                                                                                                       Inc., Transmedia
                                                                                                       Networks, Inc., CNA
                                                                                                       Surety, Corp. and
                                                                                                       Grupo Azcarero Mexico
                                                                                                       (GAM).

Linda Hutton Heagy (57)          Trustee      Trustee of the  Managing Partner of             80       Trustee/Director/
Heidrick & Struggles                          Funds since     Heidrick & Struggles, an                 Managing General
233 South Wacker Drive                        2003            executive search firm.                   Partner of funds in
Suite 7000                                                    Trustee on the University                the Fund Complex.
Chicago, IL 60606                                             of Chicago Hospitals
                                                              Board, Vice Chair of the
                                                              Board of the YMCA of
                                                              Metropolitan Chicago and a
                                                              member of the Women's
                                                              Board of the University of
                                                              Chicago. Prior to 1997,
                                                              Partner of Ray &
                                                              Berndtson, Inc., an
                                                              executive recruiting firm.
                                                              Prior to 1996, Trustee of
                                                              The International House
                                                              Board, a fellowship and
                                                              housing organization for
                                                              international graduate
                                                              students. Prior to 1995,
                                                              Executive Vice President
                                                              of ABN AMRO, N.A., a bank
                                                              holding company. Prior to
                                                              1990, Executive Vice
                                                              President of The Exchange
                                                              National Bank.

                                                                                          NUMBER OF
                                                 TERM OF                                   FUNDS IN
                                                OFFICE AND                                   FUND
                                 POSITION(S)    LENGTH OF                                  COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME       PRINCIPAL OCCUPATION(S)      OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS         SERVED      DURING PAST 5 YEARS         BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (53)            Trustee      Trustee of the  Director and President of       80       Trustee/Director/
1744 R Street, NW                             Funds since     the German Marshall Fund                 Managing General
Washington, DC 20009                          2003            of the United States, an                 Partner of funds in
                                                              independent U.S.                         the Fund Complex.
                                                              foundation created to
                                                              deepen understanding,
                                                              promote collaboration and
                                                              stimulate exchanges of
                                                              practical experience
                                                              between Americans and
                                                              Europeans. Formerly,
                                                              advisor to the Dennis
                                                              Trading Group Inc., a
                                                              managed futures and option
                                                              company that invests money
                                                              for individuals and
                                                              institutions. Prior to
                                                              1992, President and Chief
                                                              Executive Officer,
                                                              Director and member of the
                                                              Investment Committee of
                                                              the Joyce Foundation, a
                                                              private foundation.

Howard J Kerr (69)               Trustee      Trustee of the  Prior to 1998, President        82       Trustee/Director/
736 North Western Avenue                      Target Fund     and Chief Executive                      Managing General
P.O. Box 317                                  since 1993;     Officer of Pocklington                   Partner of funds in
Lake Forest, IL 60045                         Trustee of the  Corporation, Inc., an                    the Fund Complex.
                                              Acquiring Fund  investment holding                       Director of the Lake
                                              since 1992      company. Director of the                 Forest Bank & Trust.
                                                              Marrow Foundation.

Jack E. Nelson (69)              Trustee      Trustee of the  President of Nelson             80       Trustee/Director/
423 Country Club Drive                        Funds since     Investment Planning                      Managing General
Winter Park, FL 32789                         2003            Services, Inc., a                        Partner of funds in
                                                              financial planning company               the Fund Complex.
                                                              and registered investment
                                                              adviser in the State of
                                                              Florida. President of
                                                              Nelson Ivest Brokerage
                                                              Services Inc., a member of
                                                              the NASD, Securities
                                                              Investors Protection Corp.
                                                              and the Municipal
                                                              Securities Rulemaking
                                                              Board. President of Nelson
                                                              Sales and Services
                                                              Corporation, a marketing
                                                              and services company to
                                                              support affiliated
                                                              companies.


                                                                                          NUMBER OF
                                                 TERM OF                                   FUNDS IN
                                                OFFICE AND                                   FUND
                                 POSITION(S)    LENGTH OF                                  COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME       PRINCIPAL OCCUPATION(S)      OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS         SERVED      DURING PAST 5 YEARS         BY TRUSTEE   HELD BY TRUSTEE
Hugo F. Sonnenschein+ (64)       Trustee      Trustee of the  President Emeritus and          82       Trustee/Director/
1126 E. 59th Street                           Funds since     Honorary Trustee of the                  Managing General
Chicago, IL 60637                             1994            University of Chicago and                Partner of funds in
                                                              the Adam Smith                           the Fund Complex.
                                                              Distinguished Service                    Director of Winston
                                                              Professor in the                         Laboratories, Inc.
                                                              Department of Economics at
                                                              the University of Chicago.
                                                              Prior to July 2000,
                                                              President of the
                                                              University of Chicago.
                                                              Trustee of the University
                                                              of Rochester and a member
                                                              of its investment
                                                              committee. Member of the
                                                              National Academy of
                                                              Sciences, the American
                                                              Philosophical Society and
                                                              a fellow of the American
                                                              Academy of Arts and
                                                              Sciences.

Suzanne H. Woolsey, Ph.D. (63)   Trustee      Trustee of the  Chief Communications            80       Trustee/Director/
815 Cumberstone Road                          Funds since     Officer of the National                  Managing General
Harwood, MD 20776                             2003            Academy of Sciences/                     Partner of funds in
                                                              National Research Council,               the Fund Complex.
                                                              an independent, federally                Director of Fluor
                                                              chartered policy                         Corp., an
                                                              institution, from 2001 to                engineering,
                                                              November 2003 and Chief                  procurement and
                                                              Operating Officer from                   construction
                                                              1993 to 2001. Director of                organization, since
                                                              the Institute for Defense                January 2004 and
                                                              Analyses, a federally                    Director of Neurogen
                                                              funded research and                      Corporation, a
                                                              development center,                      pharmaceutical
                                                              Director of the German                   company, since
                                                              Marshall Fund of the                     January 1998.
                                                              United States, Director of
                                                              the Rocky Mountain
                                                              Institute and Trustee of
                                                              Colorado College. Prior to
                                                              1993, Executive Director
                                                              of the Commission on
                                                              Behavioral and Social
                                                              Sciences and Education at
                                                              the National Academy of
                                                              Sciences/National Research
                                                              Council. From 1980 through
                                                              1989, Partner of Coopers &
                                                              Lybrand.

                              INTERESTED TRUSTEES*

                                                                                          NUMBER OF
                                            TERM OF                                        FUNDS IN
                                           OFFICE AND                                        FUND
                              POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUNDS       SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee and  Trustee of  President of funds in the Fund         80       Trustee/Director/
1221 Avenue of the Americas   President    the Funds   Complex. Chairman, President,                   Managing General
New York, NY 10020                         since       Chief Executive Officer and                     Partner of funds in
                                           2003;       Director of the Adviser and Van                 the Fund Complex.
                                           President   Kampen Advisors Inc. since
                                           of the      December 2002. Chairman,
                                           Funds       President and Chief Executive
                                           since 2002  Officer of Van Kampen Investments
                                                       since December 2002. Director of
                                                       Van Kampen Investments since
                                                       December 1999. Chairman and
                                                       Director of Van Kampen Funds Inc.
                                                       since December 2002. President,
                                                       Director and Chief Operating
                                                       Officer of Morgan Stanley
                                                       Investment Management since
                                                       December 1998. President and
                                                       Director since April 1997 and
                                                       Chief Executive Officer since
                                                       June 1998 of Morgan Stanley
                                                       Investment Advisors Inc. and
                                                       Morgan Stanley Services Company
                                                       Inc. Chairman, Chief Executive
                                                       Officer and Director of Morgan
                                                       Stanley Distributors Inc. since
                                                       June 1998. Chairman since June
                                                       1998, and Director since January
                                                       1998 of Morgan Stanley Trust.
                                                       Director of various Morgan
                                                       Stanley subsidiaries. President
                                                       of the Morgan Stanley Funds since
                                                       May 1999. Previously Chief
                                                       Executive Officer of Van Kampen
                                                       Funds Inc. from December 2002 to
                                                       July 2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc. and
                                                       Morgan Stanley Services Company
                                                       Inc. and Executive Vice President
                                                       of Morgan Stanley Distributors
                                                       Inc. from April 1997 to June
                                                       1998. Chief Executive Officer
                                                       from September 2002 to April 2003
                                                       and Vice President from May 1997
                                                       to April 1999 of the Morgan
                                                       Stanley Funds.

Richard F. Powers, III* (59)  Trustee      Trustee of  Advisory Director of Morgan            82       Trustee/Director/
1221 Avenue of the Americas                the Funds   Stanley. Prior to December 2002,                Managing General
New York, NY 10020                         since 1999  Chairman, Director, President,                  Partner of funds in
                                                       Chief Executive Officer and                     the Fund Complex.
                                                       Managing Director of Van Kampen
                                                       Investments and its investment
                                                       advisory, distribution and other
                                                       subsidiaries. Prior to December
                                                       2002, President and Chief
                                                       Executive Officer of funds in the
                                                       Fund Complex. Prior to May 1998,
                                                       Executive Vice President and
                                                       Director of Marketing at Morgan
                                                       Stanley and Director of Dean
                                                       Witter, Discover & Co. and Dean
                                                       Witter Realty. Prior to 1996,
                                                       Director of Dean Witter Reynolds
                                                       Inc.

                                                                                          NUMBER OF
                                            TERM OF                                        FUNDS IN
                                           OFFICE AND                                        FUND
                              POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUNDS       SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (65)         Trustee      Trustee of  Partner in the law firm of             82       Trustee/Director/
333 West Wacker Drive                      the Target  Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606                          Fund since  Flom LLP, legal counsel to funds                Partner of funds in
                                           1993;       in the Fund Complex.                            the Fund Complex.
                                           Trustee of                                                  Director of the
                                           the                                                         Abraham Lincoln
                                           Acquiring                                                   Presidential Library
                                           Fund since                                                  Foundation.
                                           1991

------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

+ Designated as Preferred Shares Trustee.

                                    OFFICERS

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUNDS           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (66)          Executive Vice      Officer of  Executive Vice President and Principal Executive Officer of
1221 Avenue of the Americas     President and       the Funds   Funds in the Fund Complex since May 2003. Chief Executive
New York, NY 10020              Principal           since 2003  Officer and Chairman of Investor Services. Managing Director
                                Executive                       of Morgan Stanley. Chief Administrative Officer, Managing
                                Officer                         Director and Director of Morgan Stanley Investment Advisors
                                                                Inc., Morgan Stanley Services Company Inc. and Managing
                                                                Director and Director of Morgan Stanley Distributors Inc.
                                                                Chief Executive Officer and Director of Morgan Stanley
                                                                Trust. Executive Vice President and Principal Executive
                                                                Officer of the Institutional and Retail Morgan Stanley
                                                                Funds; Director of Morgan Stanley SICAV; previously Chief
                                                                Global Operations Officer and Managing Director of Morgan
                                                                Stanley Investment Management Inc.

Joseph J. McAlinden (62)        Executive Vice      Officer of  Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       the Funds   Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020              Chief Investment    since 2002  Management Inc. and Morgan Stanley Investments LP and
                                Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                                Vice President and Chief Investment Officer of funds in the
                                                                Fund Complex. Managing Director and Chief Investment Officer
                                                                of Van Kampen Investments, the Adviser and Van Kampen
                                                                Advisors Inc. since December 2002.

Amy R. Doberman (43)            Vice President      Officer of  Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         the Funds   Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                  since 2004  Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc from January 1997 to July 2000.

Stefanie V. Chang Yu (38)       Vice President      Officer of  Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       the Funds   Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020                                  since 2003

John L. Sullivan (49)           Chief Compliance    Officer of  Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             the Target  August 2004. Prior August 2004, Director and Managing
Oakbrook Terrace, IL 60181                          Fund since  Director of Van Kampen Investments, the Adviser, Van Kampen
                                                    1992;       Advisors Inc. and certain other subsidiaries of Van Kampen
                                                    Officer of  Investments, Vice President, Chief Financial Officer and
                                                    the         Treasurer of funds in the Fund Complex and head of Fund
                                                    Acquiring   Accounting for Morgan Stanley Investment Management. Prior
                                                    Fund since  to December 2002, Executive Director of Van Kampen
                                                    1991        Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (36)           Chief Financial     Officer of  Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     Officer and         the Funds   Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020              Treasurer           since 2005  Institutional Funds since 2002 and of funds in the Fund
                                                                Complex since 2005.

---------------

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or Van Kampen Funds Inc. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Funds and earn a rate of return determined by reference to the return on the common shares of the Funds or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Funds may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Funds. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Funds prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Funds. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Funds.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                                Fund Complex
                                                       --------------------------------------------------------------
                                         Aggregate     Aggregate Pension   Aggregate Estimated
                         Aggregate      Compensation     or Retirement       Maximum Annual
                       Compensation       from the     Benefits Accrued     Benefits from the     Total Compensation
                      from the Target    Acquiring        as Part of          Fund Complex       before Deferral from
       Name(1)            Fund(2)         Fund(3)         Expenses(4)      Upon Retirement(5)      Fund Complex(6)
       -------        ---------------   ------------   -----------------   -------------------   --------------------
INDEPENDENT TRUSTEES
David C. Arch             $1,471           $1,883          $ 35,277             $147,500               $192,530
Jerry D. Choate            1,782            2,384            82,527              126,000                200,002
Rod Dammeyer               1,477            1,889            63,782              147,500                208,000
Linda Hutton Heagy         1,581            2,183            24,465              142,500                184,784
R. Craig Kennedy           1,782            2,384            16,911              142,500                200,002
Howard J Kerr              1,677            2,089           140,743              146,250                208,000
Jack E. Nelson             1,782            2,384            97,294              109,500                200,002
Hugo F. Sonnenschein       1,677            2,089            64,476              147,500                208,000
Suzanne H. Woolsey         1,782            2,384            58,450              142,500                200,002

INTERESTED TRUSTEE
Wayne W. Whalen(1)         1,677            2,089            72,001              147,500                208,000

------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Funds and certain other funds in the Fund Complex. Theodore A. Myers retired from the Board of Trustees of the Funds and other funds in the Fund Complex as of December 31, 2003. J. Miles Branagan retired as a member of the Board of Trustees of the Funds and other funds in the Fund Complex on December 31, 2004.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Target Fund's fiscal year ended October 31, 2004. The following Trustees deferred compensation from the Target Fund during the fiscal year ended October 31, 2004: Mr. Choate, $1,782; Mr. Dammeyer, $1,477; Ms. Heagy, $1,581; Mr. Nelson, $1,782; Mr. Sonnenschein, $1,677; and Mr. Whalen, $1,677. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Target Fund as of October 31, 2004 is as follows: Mr. Choate, $2,386; Mr. Dammeyer, $36,183; Ms. Heagy, $2,218; Mr. Kerr, $27,459; Mr. Nelson, $2,367; Mr.
    Sonnenschein, $31,807; and Mr. Whalen, $30,609. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Acquiring Fund's fiscal year ended October 31, 2004. The following Trustees deferred compensation from the Acquiring Fund during the fiscal year ended October 31, 2004: Mr. Choate, $2,384; Mr. Dammeyer, $1,889; Ms. Heagy, $2,183; Mr. Nelson, $2,384; Mr. Sonnenschein, $2,089; and Mr. Whalen, $2,089. The cumulative deferred compensation (included interest) accrued with respect to each trustee from the Acquiring Fund as of October 31, 2004 is as follows: Mr. Choate, $3,171; Mr. Dammeyer, $39,797; Ms. Heagy, $3,013; Mr. Kerr, $27,766; Mr. Nelson, $3,144; Mr.
    Sonnenschein, $34,909; and Mr. Whalen, $33,997. The deferred compensation plan is described above the Compensation Table.

(4) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2004. The retirement plan is described above the Compensation Table.

(5) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such person's anticipated retirement. The retirement plan is described above the Compensation Table.

(6) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2004 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES

     The Board of Trustees of each Fund has the same three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Funds as defined by the 1940 Act and (2) are "independent" of the Funds as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Funds' independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Funds' annual audit and considers any comments which the independent registered public accounting firm may have regarding the Funds' financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Funds with management as well as with the independent registered public accounting firm of the Funds, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Funds that the Funds' audited financial statements be included in the Funds' annual reports to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Funds, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Funds select and nominate any other nominee Independent Trustees for the Funds. While the Independent Trustees of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the respective Fund's offices at 1221 Avenue of the Americas, New York, New York 10020 or directly to the Independent Trustees at the address specified above for each Trustee.

     During the Funds' last fiscal year, the Board of Trustees held 16 meetings. During the Funds' last fiscal year, the audit committee of the Board held 5 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 5 meetings.

SHARE OWNERSHIP

     Excluding any deferred compensation balances as described in the Compensation Table, as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Funds beneficially owned equity securities of the Funds and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2004 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                              TRUSTEE
                                     -----------------------------------------------------------------------------------------
                                       ARCH    CHOATE   DAMMEYER   HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN  WOOLSEY
                                     --------  -------  --------  --------  --------  -------  -------  ------------  --------
Dollar range of equity securities
 in the Target Fund................    None     None      None      None      None     None     None        None        None
Dollar range of equity securities
 in the Acquiring Fund.............    None     None      None      None      None     None     None        None        None
Aggregate dollar range of equity
 securities in all registered
 investment companies overseen by
 trustee in the Fund Complex.......  $50,001-    $1-      over    $50,001-    over      $1-      $1-      $10,001-    $10,001-
                                     $100,000  $10,000  $100,000  $100,000  $100,000  $10,000  $10,000    $50,000     $50,000

INTERESTED TRUSTEES

                                                                        TRUSTEE
                                                              ----------------------------
                                                               MERIN     POWERS    WHALEN
                                                              --------  --------  --------
Dollar range of equity securities in the Target Fund........    None      None      None
Dollar range of equity securities in the Acquiring Fund.....    None      None      None
Aggregate dollar range of equity securities in all
 registered investment companies overseen by trustee in the
 Fund Complex...............................................    over      over      over
                                                              $100,000  $100,000  $100,000

     Including deferred compensation balances (which are amounts deferred and thus retained by the Funds as described in the Compensation Table), as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Funds had in the aggregate, combining beneficially owned equity securities and deferred compensation of the Funds and of all of the funds in the Fund Complex overseen by the trustee, the dollar range of amounts specified below.

          2004 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                                                            TRUSTEE
                                  --------------------------------------------------------------------------------------------
                                    ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                                  --------  --------  --------  --------  --------  --------  --------  ------------  --------
Dollar range of equity
 securities and deferred
 compensation in the Target
 Fund...........................    None      None      None      None      None      None      None        None        None
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................    None      None      None      None      None      None      None        None        None
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by trustee in Fund Complex.....  $50,001-    over      over    $50,001-    over      over      over        over      $10,000-
                                  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $50,001

INTERESTED TRUSTEES

                                             TRUSTEE
                                  ------------------------------
                                   MERIN      POWERS     WHALEN
                                  --------   --------   --------
Dollar range of equity
 securities and deferred
 compensation in the Target
 Fund...........................    None       None       None
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................    None       None       None
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by trustee in the Fund
 Complex........................    over       over       over
                                  $100,000   $100,000   $100,000

     As of June 13, 2005, the trustees and officers of each Fund as a group owned less than 1% of the shares of each Fund.

                         INVESTMENT ADVISORY AGREEMENT

     Each Fund and the Adviser are parties to an investment advisory agreement (each an "Advisory Agreement"). Under an Advisory Agreement, each Fund retains the Adviser to manage the investment of such Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement such Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to such Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of such Fund if elected to such positions. Each Fund, however, bears the costs of its day-to-day operations, including auction agent fees, fees for broker-dealers participating in auctions of such Fund's Preferred Shares, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of such Fund (other than those who are affiliated persons of Van Kampen Investments, the Adviser or Van Kampen Funds Inc.) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     Each Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by a Fund's Board of Trustees or (ii) by a vote of a majority of a Fund's outstanding voting securities and (b) by a vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving each Advisory Agreement, the Board of Trustees, including the non-interested trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of a Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with a Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with a Fund's shareholders, and the propriety of alternative breakpoints in a Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of a Fund and other investment companies at different asset levels. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of each Advisory Agreement was in the best interests of the respective Fund and its shareholders.

     Prior to the date of this Statement of Additional Information, Van Kampen Advisors Inc., an affiliate of the Adviser, acted as sub-adviser to the Fund. Van Kampen Advisors Inc. was located at 40 Broad Street, Suite 915, Boston, Massachusetts 02109. The Adviser paid to Van Kampen Advisors Inc. on a monthly basis a portion of the net advisory fees that the Adviser received from the Fund.

ADVISORY FEES

     The Adviser received the approximate advisory fees from each Fund as follows:

                                                  FISCAL YEAR ENDED OCTOBER 31,
                                                  ------------------------------
                                                    2004       2003       2002
                                                  --------   --------   --------
Acquiring Fund..................................  $646,512   $649,730   $639,167
Target Fund.....................................  $245,459   $245,746   $240,529

                                OTHER AGREEMENTS

THE ADMINISTRATIVE SERVICES AGREEMENT

     Each Fund was a party to an administrative services agreement. The administrative services provided by Van Kampen Funds Inc. (the "Administrator") included record keeping and reporting responsibilities with respect to each Fund's portfolio and Preferred Shares and providing certain services to shareholders. Prior to May 14, 2002, each Fund paid the Administrator a monthly administrative services fee at an annual rate of 0.20% of the average net assets of each Fund. Prior to June 1, 2004, each Fund paid the Administrator a monthly administrative services fee at the annual rate of 0.05% of the average daily net assets of each Fund. Effective June 1, 2004, the administrative fee was reduced from 0.05% to 0.00%. The administrative services agreement for each Fund was terminated effective May 26, 2005.

ADMINISTRATIVE SERVICES FEES

     The Administrator received the approximate administrative services fees from each Fund as follows:

                                                  FISCAL YEAR ENDED OCTOBER 31,
                                                  ------------------------------
                                                   2004       2003        2002
                                                  -------    -------    --------
Acquiring Fund.................................   $31,495    $54,146    $137,842
Target Fund....................................    11,956     20,479      51,855

ACCOUNTING SERVICES AGREEMENT

     Each Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to each Fund supplementary to those provided by the custodian. Such services are expected to enable the Funds to more closely monitor and maintain its accounts and records. Each Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

ACCOUNTING SERVICES FEES

     The Adviser received the approximate accounting services fees from each Fund as follows:

                                                          FISCAL YEAR ENDED
                                                             OCTOBER 31,
                                                     ---------------------------
                                                      2004      2003      2002
                                                     -------   -------   -------
Acquiring Fund.....................................  $12,800   $14,200   $15,200
Target Fund........................................   10,900    11,000    12,100

LEGAL SERVICES AGREEMENT

     Each Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation, accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Of the total costs for legal services provided to the funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

LEGAL SERVICES FEES

     Van Kampen Investments received the approximate legal services fees from each Fund as follows:

                                                  FISCAL YEAR ENDED OCTOBER 31,
                                                 -------------------------------
                                                  2004        2003        2002
                                                 -------     -------     -------
Acquiring Fund.................................  $12,300     $12,700     $10,000
Target Fund....................................   12,900      11,700       9,400

                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of October 31, 2004, Timothy D. Haney managed 12 registered investment companies with a total of approximately $2.9 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.

     As of October 31, 2004, Robert Wimmel managed 36 registered investment companies with a total of approximately $11.0 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.

     As of October 31, 2004, John Reynoldson managed 33 registered investment companies with a total of approximately $7.8 billion in assets; 0 pooled investment vehicles other than registered investment companies; and 0 other accounts.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The portfolio managers of the Funds do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION

     STRUCTURE. Portfolio managers receive a combination of base salary compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates.

The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the
      IMDCP fund menu.

     - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and

     - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three and five-year periods measured against a fund's primary benchmark (as set forth in a fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of the end of each Fund's most recently completed fiscal year, none of the portfolio managers owned equity securities of either Fund.

                                 CODE OF ETHICS

     The Funds and the Adviser have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Funds. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Funds or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard are subject to review by each Fund's Board of Trustees.

     As most transactions made by a Fund are principal transactions at net prices, a Fund generally incurs little or no brokerage costs. The portfolio securities in which a Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. A Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to each Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which a Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with a Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with a Fund and the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of such Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which a Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of a Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. Each Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Neither Fund paid commissions to affiliated brokers during the last three fiscal years. Each Fund paid the following commissions to brokers during the fiscal years shown:

                                                           AFFILIATED BROKERS
                                           ALL BROKERS   MORGAN STANLEY DW INC.
                                           -----------   ----------------------
COMMISSIONS PAID:
  Fiscal year ended October 31, 2004:
     Target Fund.........................      $0                  $0
     Acquiring Fund......................      $0                  $0
  Fiscal year ended October 31, 2003:
     Target Fund.........................      $0                  $0
     Acquiring Fund......................      $0                  $0
  Fiscal year ended October 31, 2002:
     Target Fund.........................      $0                  $0
     Acquiring Fund......................      $0                  $0
FISCAL YEAR 2004 PERCENTAGES
  Commissions with affiliate to total
     commissions:
     Target Fund......................................              0%
     Acquiring Fund...................................              0%
  Value of brokerage transactions with
     affiliate to total transactions:
     Target Fund......................................              0%
     Acquiring Fund...................................              0%

     During the fiscal year ended October 31, 2004, neither Fund paid brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Funds.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

     The Funds' Proxy Voting Policy and Procedures are included as Appendix E to this Statement of Additional Information. Information on how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 341-2929 or by visiting our web site at www.vankampen.com. This information is also available on the SEC's web site at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Funds performs an annual audit of each Fund's financial statements. Each Fund's Board of Trustees has engaged Deloitte & Touche LLP, located at Two Prudential Plaza, 180 North Stetson, Chicago, Illinois 60601-6710, to be each Fund's independent registered public accounting firm.

                              FINANCIAL STATEMENTS

     Incorporated herein by reference and included in their respective entireties are (i) the audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2004, as included in Appendix C hereto, (ii) the audited financial statements of the Target Fund for fiscal year ended October 31, 2004, as included in Appendix D hereto, (iii) the unaudited semi-annual financial statements of the Acquiring Fund for the period ended April 30, 2005, as included in Appendix E hereto, and (iv) the unaudited semi-annual financial statements of the Target Fund for the period ended April 30, 2005, as included in Appendix F hereto.

                         PRO FORMA FINANCIAL STATEMENTS

     Set forth in Appendix H hereto are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at October 31, 2004, (ii) Pro Forma Condensed Statement of Operations for the one year period ended October 31, 2004 and (iii) Pro Forma Portfolio of Investments at October 31, 2004.

                                   APPENDIX A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Van Kampen XXXXXX, a registered closed-end investment company, File No. 811-XXXX (the "Target Fund") and Van Kampen XXXXXX (the "Acquiring Fund"), a registered closed-end investment company, File No. 811-XXXX, each hereby agree as follows:

1.       Representations and Warranties of the Acquiring Fund.

         The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

         (a) The Acquiring Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a [non-]diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Section 851 of the Internal Revenue Code (the "Code") at all times since its inception and intends to continue to so qualify until consummation of the reorganization contemplated hereby (the "Reorganization") and thereafter.

         (c) The Target Fund has been furnished with the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

         (d) An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 5(d) of this Agreement), will be furnished to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares and Acquiring Fund APS to be issued pursuant to Section 6 of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (e) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (g) The Acquiring Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

         (h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

         (i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (c) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (c) above.

         (j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

         (k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the "Joint Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders' meetings referred to in Section 8(a) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

         (l)      The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Acquiring Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Auction Preferred Shares ("Acquiring Fund APS"). Each outstanding Acquiring Fund Common Share and each Acquiring Fund APS of the Acquiring Fund is fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable, and has full voting rights.

         (m) The Acquiring Fund Common Shares and the Acquiring Fund APS to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

         (n) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the shareholders of the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (o) At or prior to the Closing Date, the Acquiring Fund APS to be transferred to the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of APS of the Target Fund presently are qualified, and there are a sufficient number of Acquiring Fund APS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares and the Acquiring Fund APS to the Target Fund.


         (q) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (r) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

2.       Representations and Warranties of the Target Fund.

         The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

         (a) The Target Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of the jurisdiction of its organization, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Target Fund is duly registered under the 1940 Act as a [non-]diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund has elected and qualified for the special tax treatment afforded RICs under
                  Section 851 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

         (c) As used in this Agreement, the term "Target Fund Investments" shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time.

         (d) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (e) The Acquiring Fund has been furnished with the Target Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

         (f) An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time, will be furnished to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Fund Common Shares and Acquiring Fund APS to be issued to the Target Fund pursuant to Section 3 of this Agreement; each will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (h) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

         (i) The Target Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

         (j) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

         (k) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (l) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

         (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

         (n) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and
                  (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

         (o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Target Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Target Fund Preferred Shares (the "Target Fund Preferred Shares"). Each outstanding Target Fund Common Share and each of the outstanding Target Fund Preferred Shares is fully paid and, except as provided in Section 5.1 of the Target Fund's Declaration of Trust, nonassessable, and has full voting rights.

         (p) All of the issued and outstanding Target Fund Common Shares and Target Fund Preferred Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

         (q) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

         (r) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares or Acquiring Fund APS to be received in the Reorganization, except in distribution to the shareholders of the Target Fund, as provided in Section 3 of this Agreement.

         (s) The Target Fund has elected to qualify and has qualified as a "RIC" under the Code as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

3.       The Reorganization.

         (a) Subject to receiving the requisite approvals of the shareholders of the Target Fund, and to the other terms and conditions contained herein, (i) the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Target Fund Common Shares and Target Fund Preferred Shares provided in
                  Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund APS received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund Preferred Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.

         (b) If it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require the Target Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the Target Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund, and
                  (b) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

         (c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective shareholders all of their respective net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard and in connection with the Reorganization, the last dividend period for the Target Fund Preferred Shares prior to the Closing Date may be shorter than the dividend period for such Target Fund Preferred Shares determined as set forth in the applicable Certificate of Vote pertaining to such Target Fund Preferred Shares.

         (d) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

         (e) The Valuation Time shall be 4:00 p.m., Eastern time, on XXXX, 2005, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

         (f) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(j) of this Agreement.

         (g) The Target Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

         (h) The Acquiring Fund will file with the Secretary of State of The Commonwealth of Massachusetts, as required, any amendment to its Certificate of Vote establishing the powers, rights and preferences of the Acquiring Fund APS prior to the closing of the Reorganization.

4. Issuance and Valuation of Acquiring Fund Common Shares and Acquiring Fund APS in the Reorganization.

Acquiring Fund Common Shares and Acquiring Fund APS of an aggregate net asset value or aggregate liquidation preference, as the case may be, equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund. The Acquiring Fund will issue to the Target Fund (i) a number of Acquiring Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Target Fund Common Shares, determined as set forth below, and (ii) a number of Acquiring Fund APS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the Target Fund Preferred Shares, determined as set forth below.

The net asset value of each of the Funds and the liquidation preference and value of each of the Target Fund Preferred Shares and the Acquiring Fund APS shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Target Fund Investments to be transferred to the Acquiring Fund shall be determined pursuant to the regular procedures of the investment adviser.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference and value per share of the Acquiring Fund APS shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value of each of a Target Fund Common Share and an Acquiring Fund Common Share, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of Target Fund Preferred Shares or Acquiring Fund APS, as the case may be, is divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

 The Acquiring Fund shall issue to the Target Fund separate certificates or share deposit receipts for the Acquiring Fund Common Shares and the Acquiring Fund APS, each registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares and the Acquiring Fund APS to the holders of Target Fund Common Shares and Target Fund Preferred Shares by redelivering the certificates or share deposit receipts evidencing ownership of
(i) the Acquiring Fund Common Shares to EquiServe Trust Company, N.A., as the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares and (ii) the Acquiring Fund APS to Deutsche Bank Trust Company Americas, as the transfer agent and registrar for the Acquiring Fund APS, for distribution to the holders of Target Fund Preferred Shares on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the Target Fund Preferred Shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares or Acquiring Fund APS, exchange Acquiring Fund Common Shares or Acquiring Fund APS credited to such shareholder's account for shares of other investment companies managed by the Adviser or any of its affiliates, or pledge or redeem such Acquiring Fund Common Shares or Acquiring Fund APS, in any case, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares, as the case may be, or post adequate bond therefor.

         No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund's transfer agent, EquiServe Trust Company, N.A., will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.

5.      Payment of Expenses.

         (a) With respect to expenses incurred in connection with the Reorganization, the Target Fund and the Acquiring Fund will share, in proportion to their respective projected annual expense savings, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees; expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; costs of printing and distributing the Joint Proxy Statement/ Prospectus; legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.

         (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and the investment adviser shall pay all expenses incurred by each Fund in connection with the Reorganization.

6.      Covenants of the Funds.

         (a) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

         (b) The Target Fund agrees that following the consummation of the Reorganization, it will terminate in accordance with the laws of The Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares or Acquiring Fund APS other than to its respective shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

         (c) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

         (d) The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

         (e) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

         (f) Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

                           The intention of the parties is that the transaction
                  contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden.

                           In connection with this covenant, the Funds agree to
                  cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable period first ending after the Closing Date and for all prior taxable periods.

                           After the Closing Date, the Target Fund shall
                  prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

         (g) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.


         (h) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

7.      Closing Date.

         (a) Delivery of the assets of the Target Fund to be transferred, together with any other Target Fund Investments, and the Acquiring Fund Common Shares and Acquiring Fund APS to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

         (b) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

         (c) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of Target Fund Common Shares and Target Fund Preferred Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.

8.    Conditions of the Target Fund.

         The obligations of the Target Fund hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Target Fund and by the affirmative vote of the holders of a majority of each of the outstanding Target Fund Common Shares and Target Fund Preferred Shares, each voting separately as a class; and that the Acquiring Fund shall have delivered to the Target Fund a copy of the resolution approving this Agreement adopted by the Board of Trustees of the Acquiring Fund, and a certificate setting forth the vote of holders of Acquiring Fund Common Shares approving the issuance of additional Acquiring Fund Common Shares, each certified by its Secretary.

         (b) That the Target Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund's investments, all as of the Valuation Time, certified on the Target Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

         (c) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e) The Target Fund shall have received the opinion(s) of Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:

                  (i) the Acquiring Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Acquiring Fund is registered as a closed-end, management investment company under the 1940 Act;

                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund, and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

                  (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated hereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

                  (v) the Acquiring Fund Common Shares and Acquiring Fund APS have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable; and

                  (vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of this Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;

         (f) The Target Fund shall have obtained an opinion from Skadden, Arps, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Internal Revenue Code.

         (g) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

         (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9.       Acquiring Fund Conditions.

         The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Acquiring Fund and that the issuance of additional Acquiring Fund Common Shares shall have been approved by the affirmative vote of a majority of votes cast, where total votes cast represented over 50% of all securities entitled to vote; and the Target Fund shall have delivered to the Acquiring Fund a copy of the resolution approving this Agreement adopted by the Target Fund's Board of Trustees, and a certificate setting forth the vote of the holders of Target Fund Common Shares and Target Fund Preferred Shares obtained, each certified by its Secretary.

         (b) That the Target Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by such Fund's President

                  (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

         (c) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by such Fund's President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e) That the Acquiring Fund shall have received the opinion of Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

                  (i) the Target Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Target Fund is registered as a closed-end, management investment company under the 1940 Act;

                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund, and this Agreement has been duly executed and delivered by the Target Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Target Fund;

                  (iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated hereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; and

                  (v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Target Fund of the Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;


         (f) That the Acquiring Fund shall have obtained an opinion from Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         (g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

         (h) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

         (i) That prior to the Closing Date the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard, the last dividend period for the Target Fund Preferred Shares may be shorter than the dividend period for such APS determined as set forth in the applicable Certificate of Vote.

10.      Termination, Postponement and Waivers.

         (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the

                  Funds, (ii) by the Board of Trustees of the Target Fund if any condition of the Target Fund's obligations set forth in
                  Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement have not been fulfilled or waived by such Board.

         (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2005, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.

         (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

         (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

         (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

         (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares or Acquiring Fund APS to be issued to the Acquired Funds, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.      Indemnification.

         (a) Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified

                  Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         (b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.      Other Matters.

         (a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

         (b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

         (c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed in said state.

         (d) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund's Declaration of Trust. The execution and delivery of this Agreement has been authorized by the trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Funds' Declaration of Trust.

         This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXXXX



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXX



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                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                                                      Appendix B

                                                          Federal Identification
                                                                  No. 36-3779778

                        THE COMMONWEALTH OF MASSACHUSETTS


                 Office of the Massachusetts Secretary of State

                         Michael J. Connolly, Secretary

                    One Ashburton Place, Boston, Mass. 02108


                  CERTIFICATE OF VOTE OF TRUSTEES ESTABLISHING

                           A CLASS OF PREFERRED SHARES



                  I, Ronald A. Nyberg, Secretary, of Van Kampen Merritt Ohio Quality Municipal Trust (the "Fund") located at One Parkview Plaza, Oakbrook Terrace, IL 60181, do hereby certify that at a meeting of the trustees of the Fund held on November 13, 1991, the following vote establishing and designating a class of preferred shares of beneficial interest and determining the relative rights and preferences thereof was duly adopted:

                  First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of a class of 700 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $50,000 per share, designated Auction Preferred Shares (the "APS").

                  Second: The preferences, voting powers, qualifications, and special or relative rights or privileges of such class of preferred shares of beneficial interest are as follows:

                                   DESIGNATION

                  APS: A class of 700 preferred shares of beneficial interest, $.01 par value, liquidation preference $50,000 per share, is hereby designated "Auction Preferred Shares" (hereinafter, "APS"). Each APS shall be issued on December 10, 1991; have an Applicable Rate for its Initial Dividend Period equal to 4.50% per annum; have an Initial Dividend Payment Date of January 24, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS shall constitute a separate class of Preferred Shares of beneficial interest of the Fund, and each share of APS shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

                  No holder of APS shall have, solely by reason of being such a holder of APS, any right to acquire, purchase or subscribe for any APS, common shares of beneficial interest, par value $.01 per share, of the Fund or other securities of the Fund which it may hereafter issue or sell (whether out of the number of shares authorized by the Declaration of Trust, or out of any shares acquired by the Fund after the issuance thereof, or otherwise).

                                     PART I.


                  1. Number of Shares; Ranking. (a) No fractional APS shall be issued.

                     (b) Any APS which at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares.

                     (c) The APS shall rank on a parity with shares of any other series of Preferred Shares (including any other APS) as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

                  2. Dividends. (a) The Holder of APS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate per annum thereof, determined as set forth in paragraph (c) of this Section 2, and no more (except to the extent set forth in Section 12 of this Part I), payable on the respective dates (each a "Dividend Payment Date") determined as set forth in paragraph (b) of this Section 2. Dividends on the APS shall accumulate at the Applicable Rate per annum from the Date of Original Issue thereof.

                     (b) (i) Dividends shall be payable subject to subparagraph
(b) (ii) of this Section 2, on APS, on Friday, January 24, 1992, and on each fourth Friday thereafter, provided that if the Fund, subject to the conditions set forth in Section 4 of this Part I, designates any Subsequent Dividend Period as a Special Dividend Period, dividends will be payable: (1) with respect to a Special Dividend Period of less than 91 days, the day after the last day thereof, (2) with respect to a Special Dividend Period of 91 days or more and fewer than 365 days, the 92nd day thereof, the 183rd day thereof, if any, the 247th day thereof, if any, and the day after the last day, thereof and (3) with respect to a Special Dividend Period of 365 or more days, on such date in each quarterly period after the commencement thereof as is determined by the Board of Trustees.

After any Special Dividend Period, dividends on APS shall be payable, subject to subparagraph (b)(ii) of this Section 2, on each fourth succeeding Thursday, subject to the options of the Fund to further designate from time to time any Subsequent Dividend Period thereof as a Special Dividend Period.

                  (ii) In the case of dividends that would be payable on a Monday, Tuesday, Wednesday, Thursday or Friday as determined by subparagraph (b)
(i) of this Section 2, including clause (1), (2) or (3) of the proviso thereto, if (i) the Monday or Tuesday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls after such Monday or Tuesday, or (ii) the Wednesday, Thursday or Friday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls prior to such Wednesday, Thursday or Friday.

                  (iii) The Fund shall pay to the Auction Agent not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for the APS, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of APS on such Dividend Payment Date.

                  (iv) All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any late charges pursuant to subparagraph
(c)(i) of this Section 2) shall be held in trust for the payment of such dividends (and any such late charge) by the Auction Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any late charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

                  (v) Each dividend on the APS shall be paid on the Dividend Payment Date therefor to the Holders as their names appear on the share books of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

                     (c) (i) The dividend rate on the APS during the period from and after the Date of Original Issue thereof to and including the last day of the Initial Dividend Period therefor shall be equal to the rate per annum set forth with respect to the APS under "Designation," above. For each Subsequent Dividend Period thereafter, the dividend rate on the APS shall be equal to the rate per annum that results from an Auction on the Auction Date next preceding such Subsequent Dividend Period; provided, however, that if an Auction for any Subsequent Dividend Period is not held for any reason or if a Failure to Deposit occurs and such failure has not been cured as set forth below prior to any succeeding Subsequent Dividend Period thereof, then, subject to the next succeeding provision, the dividend rate on the APS for any such Subsequent

Dividend Period shall be the Maximum Rate (as defined herein) on the Auction Date for such Subsequent Dividend Period; provided, further, however, that if
(A) any Failure to Deposit shall have occurred with respect to the APS during any Rate Period thereof (other than any Special Dividend Period consisting of four or more Dividend Periods or any Rate Period succeeding any Special Dividend Period consisting of four or more Dividend Periods during which a Failure to Deposit occurred that has not been cured), and prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with the next succeeding sentence or the Fund shall not have paid to the Auction Agent a late charge equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period on the APS, an amount computed by multiplying (x) 200% of the "AA" Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the outstanding APS and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the APS, if any, for which a Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I, an amount computed by multiplying (x) 200% of the "AA" Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the outstanding APS to be redeemed, or (B) any Failure to Deposit shall have occurred with respect to the APS during a Special Dividend Period thereof consisting of four or more Dividend Periods, or during any Rate Period thereof succeeding any Special Dividend Period consisting of four or more Dividend Periods during which a Failure to Deposit occurred that has not been cured, and such Failure to Deposit shall not have been cured in accordance with the next succeeding sentence during such Special Dividend Period or such other Rate Period, then the dividend rate for the APS for each Subsequent Dividend Period thereof commencing after such failure to and including the Subsequent Dividend Period, if any, during which such Failure to Deposit is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Dividend Period (but with the prevailing rating for the APS, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-") (the rate per annum at which dividends are payable on the APS for any Rate Period being herein referred to as the "Applicable Rate"). A Failure to Deposit with respect to the APS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period if, not later than 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate

Period the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on the APS and (B) without duplication, the Redemption Price for the APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I.

                  (ii) The amount of dividends per share payable on the APS on any date on which dividends shall be payable on the APS shall be computed by multiplying the respective Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less than one year and 360 for all other Dividend Periods, and applying the rate obtained against $50,000.

                     (d) Any dividend payment made on the APS shall first be credited against the earliest accumulated but unpaid dividends due with respect to the APS.

                     (e) Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the APS through the most recent Dividend Payment Date. When dividends are not paid in full upon the APS through their most recent respective Dividend Payment Dates or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with the APS through their most recent respective dividend payment dates, all dividends declared upon the APS and any other such class or series of shares ranking on a parity as to the payment of dividends with the APS shall be declared pro rata so that the amount of dividends declared per share on the APS and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares bear to each other (for purposes of this sentence, the amount of dividends declared per share shall be based on the Applicable Rate for such shares for the Dividend Periods during which dividends were not paid in full). Holders of the APS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on the APS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the APS which may be in arrears, and, except to the extent set forth in subsection (c)(i) of this
Section 2, no additional sum of money shall be payable in respect of any such arrearage.

                     (f) Dividends on the APS shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Internal Revenue Code of 1986, as amended from time to time.

                     (g) The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the APS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

                  3. Redemption. (a)(i) Upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem the APS, in whole or in part, on the Second Business Day next preceding any Dividend Payment Date applicable to those APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more no APS will be subject to optional redemption during any Non-Call Period; provided, that APS may not be redeemed in part if after such partial redemption fewer than 250 APS remain outstanding.

                  (ii) If fewer than all of the outstanding APS are to be redeemed pursuant to subparagraph (a)(i) of this Section 3, the number of APS to be redeemed shall be determined by the Board of Trustees, and such APS shall be redeemed pro rata from the Holders of APS in proportion to the number of APS held by such Holders.


                           (iii) No APS shall be redeemed pursuant to
subparagraphs (a)(i) or (a)(ii) of this Section 3 unless, on the date on which the Fund intends to give notice of such redemption pursuant to paragraph (b) of this Section 3, (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including the applicable premium, if any) due to Holders of the APS by reason of the redemption of such shares on such redemption date and (b) Moody's Eligible Assets (if Moody's is then rating the APS) and S&P Eligible Assets (if S&P is then rating the APS) each at least equal the APS Basic Maintenance Amount, and would at least equal the APS Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

                           (iv) The Fund shall redeem, at the Mandatory
Redemption Price, certain of the APS to the extent permitted under the 1940 Act and Massachusetts law, if the Fund fails to maintain the APS Basic Maintenance Amount or 1940 Act APS Asset Coverage in accordance with the requirements of the rating agency or agencies then rating the APS and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of APS to be redeemed shall be equal to the lesser of
(i) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other Preferred Shares subject to redemption or retirement, would result in the satisfaction of the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of APS and other Preferred Shares the redemption of which would have such result, all the APS and Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of APS, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, pro rata among the APS and any other Preferred Shares subject to redemption provisions similar to those contained in this subparagraph (a)(iv) of this Section 3. The Fund shall effect such redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of APS and other Preferred Shares which are subject to redemption provisions similar to those contained in this subparagraph (a)(iv) of this Section 3 or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those APS and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding APS are to be redeemed pursuant to this
Section 3(a)(iv), the number of APS to be redeemed shall be redeemed pro rata from the Holders of APS in proportion to the number of APS held by such Holders.

                           (b) The Fund is required to give 30 days Notice of
Redemption. In the event the Fund obtains appropriate exemptive or no-action relief from the Securities and Exchange Commission, the number of days' notice required for a mandatory redemption may be reduced by the Board of Trustees of the Fund to as few as two Business Days if Moody's and S&P each has agreed in writing that the revised notice provision would not adversely affect its then-current ratings of the APS. The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of APS called for redemption not later than the close of business on the Business Day on which the Auction Agent determines the APS to be redeemed (as described above) (or, during the occurrence of a Failure to Deposit with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by notice sent by the Auction Agent to each holder of record of APS called for redemption, the Broker-Dealers and the Securities Depository. Every Notice of Redemption and other redemption notice with respect to APS will state: (1) the redemption date,
(2) the number of APS to be redeemed, (3) the redemption price, (4) that dividends on the APS to be redeemed will cease to accumulate as of such redemption date and (5) the provision of the APS Provisions pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all APS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of APS to be redeemed from such Holder.

                           (c) Notwithstanding the provisions of paragraph (a)
of this Section 3, if any dividends on the APS are in arrears, no APS shall be redeemed unless all outstanding APS are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any APS; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding APS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding APS.

                           (d) Upon the deposit of funds sufficient to redeem
the APS with the Auction Agent and the giving of Notice of Redemption under Paragraph (b) of this Section 3, dividends on such APS shall cease to accumulate and such APS shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the APS so called for redemption shall cease and terminate, except the right of such Holders to receive the Optional Redemption Price or Mandatory Redemption Price, as the case may be, but without any interest or other additional amount, except as provided in Section 2(c)(i) and in Section 12. Upon surrender in accordance with the Notice of Redemption of the certificates for any APS so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Optional Redemption Price or Mandatory Redemption Price, as the case may be, shall be paid by the Auction Agent to the Holders of the APS subject to redemption. In the case that fewer than all of the APS represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Optional Redemption Price of the APS called for redemption on such date and (ii) all other amounts to which Holders of the APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of the APS so called for redemption may look only to the Fund for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

                           (e) To the extent that any redemption for which
Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem the APS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed the APS for which a Notice of Redemption has been given, dividends may be declared and paid on the APS and shall include those APS for which a Notice of Redemption has been given.

                           (f) All moneys paid to the Auction Agent for payment
of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, of the

APS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

                           (g) In effecting any redemption pursuant to this
Section 3, the Fund shall use its best efforts to comply with all applicable procedural conditions precedent to effecting such redemption under the 1940 Act and Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and Massachusetts law.

                           (h) In the case of any redemption pursuant to this
Section 3, only whole APS shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

                  4. Designation of Special Dividend Periods. (a) The Fund, at its option, may designate any succeeding Subsequent Dividend Period as a Special Dividend Period; provided, however, that such designation shall be effective only if (A) notice thereof shall have been given in accordance with paragraph
(b) and clause (i) of paragraph (c) of this Section 4, (B) any Failure to Deposit that shall have occurred during any Dividend Period shall have been cured in accordance with the provisions of the third sentence of paragraph
(c)(i) of Section 2 of this Part I, (C) Sufficient Clearing Bids (as defined in
Section 1 of Part II hereof) shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (D) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (b) of Section 3 of this Part I with respect to any APS, the Redemption Price with respect to such APS shall have been deposited with the Auction Agent and (E) in the event the Fund wishes to designate any succeeding Subsequent Dividend Period as a Special Dividend Period consisting of more than 28 Rate Period Days, the Fund has received written confirmation from S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) that such designation would not affect the rating then assigned by S&P and Moody's.

                           (b) If the Fund proposes to designate any succeeding
Subsequent Dividend Period as a Special Dividend Period pursuant to paragraph
(a) of this Section 4, not less than 20 nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Dividend Period (which shall be such day that would otherwise be the first day of a Minimum Dividend Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Dividend Period as a Special Dividend Period, specifying the first day thereof and (B) that the Fund will by 11:00 A.M., New York City time, on the second Business Day next preceding such date notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Dividend Period designated and the terms of the Specific Redemption Provisions, if any, or (y) its determination not to exercise such option.

                           (c) No later than 11:00 A.M., New York City time, on
the second Business Day next preceding the first day of any proposed Special Dividend Period as to which notice has been given as set forth in paragraph (b) of this Section 4, the Fund shall deliver to the Auction Agent either:

                                    (i) a notice stating (A) that the Fund has
determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Dividend Period, (C) the terms of the Specific Redemption Provisions, if any, (D) that such Special Dividend Period shall not commence if (1) on such Auction Date Sufficient Clearing Bids shall not exist or (2) a Failure to Deposit shall have occurred prior to the first day of such Special Dividend Period and (E) the scheduled Dividend Payment Dates during such Special Dividend Period; such notice to be accompanied by an APS Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Dividend Period, (1) Moody's Eligible Assets, assuming for the purposes calculating Moody's Eligible Assets, in connection with an APS Basic Maintenance Report required to be prepared pursuant to this Section 4(c)(i), a Moody's Exposure Period of "eight weeks or less but greater than seven weeks" (if Moody's is then rating the APS) and (2) S&P Eligible Assets (if S&P is then rating the APS) each at least equal the APS Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Dividend Period); or

                                    (ii) a notice stating that the Fund has
determined not to exercise its option to designate a Special Dividend Period and that the next succeeding Dividend Period shall be a Minimum Dividend Period.

If the Fund fails to deliver either such notice (and, in the case of the notice described in clause (i) of the preceding sentence, an APS Basic Maintenance Report to the effect set forth in clause (i) (if either Moody's or S&P is then rating the APS)) with respect to any designation of any proposed Special Dividend Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Dividend Period to the effect set forth in clause (ii) of the preceding sentence.

                  5. Voting Rights. (a) Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each Holder of APS shall be entitled to one vote for each of the APS held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including APS, and of Common Shares shall vote together as a single class; provided that, at a meeting of the shareholders of the Fund held for the election of the trustees, the holders of outstanding Preferred

Shares, including APS, represented in person or by proxy at said meeting, shall elect two trustees of the Fund, each Preferred Share, including each of the APS, entitling the holder thereof to one vote. Subject to paragraph (b) of this
Section 5, the holders of outstanding Common Shares shall elect the balance of the trustees.

                           (b) During any period in which any one or more of the
conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including APS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of Preferred Shares, including APS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and class of capital shares of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                                    (i) if at the close of business on any
Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding APS equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                                    (ii) if at any time holders of any other
Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 5 shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph (b) of Section 5.

                           (c) (i) As soon as practicable after the accrual of
any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital shares of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 5 on a one-vote-per-share basis.

                                    (ii) For purposes of determining any rights
of the Holders to vote on any matter, whether such right is created by this Certificate of Vote, by the other provisions of the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote and no APS shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the Redemption Price for the redemption of such shares has been deposited in trust with the Auction Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in Section 3 of this Part I. None of the APS held by the Fund or any affiliate of the Fund shall have any voting rights or be deemed to be outstanding for voting or other purposes.

                                    (iii) The terms of office of all persons who
are Trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares, shall constitute the duly elected trustees of the Fund.

                                    (iv) Simultaneously with the termination of
a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b) of this
Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 5.

                           (d) (i) So long as any of the APS are outstanding,
the Fund shall not, without the affirmative vote of the Holders of the outstanding APS determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(49) of the 1940 Act (voting separately as one class): (a) authorize, create or issue any class or series of shares of beneficial interest ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or increase the authorized amount of APS (except that, notwithstanding the foregoing, but subject to the provisions of Section 13, the Board of Trustees, without the vote or consent of the Holders of APS, may from time to time authorize and create, and the Fund may from time to time issue, classes or series of Preferred Shares, including APS, ranking on a parity with the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, subject to continuing compliance by the Fund with 1940 Act APS Asset Coverage and APS Basic Maintenance Amount requirements, provided that the Fund obtains written confirmation from Moody's (if Moody's is then rating APS) and S&P (if S&P is then rating APS) that the issuance of such class or series would not impair the rating then assigned by such rating agency to the APS), (b) amend, alter or repeal the provisions of the Declaration of Trust, including this Certificate of Vote, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such APS or the Holders thereof; provided that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the APS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act APS Asset Coverage or the APS Basic Maintenance Amount, or (c) file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

                           (ii) The Board of Trustees, without the vote or
consent of the Holders of APS, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the APS or the Holders thereof, provided the Board of Trustees receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the APS and in no event being required to be obtained in the case of the definitions of Deposit Securities, Discounted Value and Receivables for Municipal Securities Sold as such terms apply to S&P Eligible Assets, Dividend Coverage Amount, Dividend Coverage Assets, Minimum Liquidity Level, S&P Discount Factor, S&P Eligible Assets, S&P Exposure Period and Valuation Date as such term applies to the definitions of Dividend Coverage Amount, Dividend Coverage Assets and Minimum Liquidity Level) and S&P (such confirmation being required to be obtained only in the event S&P is rating the APS and in no event being required to be obtained in the case of the definitions of Discounted Value and Receivables for Municipal Securities Sold as such terms apply to Moody's Eligible Assets, Moody's Discount Factor, Moody's Eligible Asset and Moody's Exposure Period) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the APS:

         APS Basic
           Maintenance Amount
         APS Basic
           Maintenance Cure Date
         APS Basic
           Maintenance Report
         Deposit Securities
         Discounted Value
         Dividend Coverage Amount
         Dividend Coverage Assets
         Market Value
         Maximum Potential

           Gross-up
           Payment Liability
         Minimum Liquidity Level
         Moody's Discount Factor
         Moody's Eligible Asset
         Moody's Exposure Period
         1940 Act Cure Date
         1940 Act APS
           Asset Coverage
         Quarterly Valuation Date
         Receivables for Municipal
           Securities Sold
         S&P Discount Factor
         S&P Eligible Asset
         S&P Exposure Period
         Valuation Date

                           (e) Unless otherwise required by law, the Holders of
the APS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of the APS shall have no preemptive rights or rights to cumulative voting. In the event that the Fund fails to pay any dividends on the APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.

                           (f) Unless a higher percentage is provided for in the
Declaration of Trust, the affirmative vote of the Holders of a majority of the outstanding APS, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting the APS or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of APS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. In addition, the Fund shall notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) of the results of any vote described in the proceeding sentence.

                  6. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $50,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to Section 12 in connection with the liquidation of the Fund.

                           (b) Neither the sale of all or substantially all the
property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 6.

                           (c) After the payment to the Holders of the APS of
the full preferential amounts provided for in this Section 6, the Holders of the APS as such shall have no right or claim to any of the remaining assets of the Fund.

                           (d) In the event the assets of the Fund available for
distribution to the Holders of the APS upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 6, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the APS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the APS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

                           (e) Subject to the rights of the holders of shares of
any series or class or classes of shares ranking on a parity with the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the APS as provided in paragraph (a) of this Section 6, but not prior thereto, any other series or class or classes of shares ranking junior to the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the APS shall not be entitled to share therein.

                  7. Auction Agent. For so long as any of the APS is outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which, however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any of the APS is outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

                  8. 1940 Act APS Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any of the APS is outstanding, the 1940 Act APS Asset Coverage.

                  9. APS Basic Maintenance Amount. (a) So long as APS are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if S&P is then rating the APS) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if Moody's is then rating the APS).

                           (b) On or before 5:00 P.M., New York City time, on
the third Business Day after a Valuation Date on which the Fund fails to satisfy the APS Basic Maintenance Amount, and on the third Business Day after the APS Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the date of such failure or such APS Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full APS Basic Maintenance Report. The Fund shall also deliver an APS Basic Maintenance Report to S&P (if S&P is then rating the APS), and the Auction Agent (if S&P is then rating the APS) as of (i) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and
(ii) the last Business Day of each month, in each case on or before the third Business Day after such day. The Fund will also deliver an APS Basic Maintenance Report to Moody's on any Valuation Date that (i) the Discounted Value of Moody's Eligible Assets is greater than the APS Basic Maintenance Amount by 5% or less or (ii) on any date which the Fund redeems Common Shares. A failure by the Fund to deliver an APS Basic Maintenance Report under subparagraph (b) of this
Section 9 shall be deemed to be delivery of an APS Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the APS Basic Maintenance Amount, as of the relevant Valuation Date.

                           (c) Within ten Business Days after the date of
delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other APS Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation
Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Quarterly

Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

                           (d) Within ten Business Days after the date of
delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to any Valuation Date on which the Fund failed to satisfy the APS Basic Maintenance Amount, and relating to the APS Basic Maintenance Cure Date with respect to such failure to satisfy the APS Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an Accountant's Confirmation as to such APS Basic Maintenance Report.

                           (e) If any Accountant's Confirmation delivered
pursuant to subparagraph (c) or (d) of this Section 9 shows that an error was made in the APS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the APS) or Moody's Eligible Assets (if Moody's is then rating the APS), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the APS Basic Maintenance Report to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) promptly following receipt by the Fund of such Accountant's Confirmation.

                           (f) On or before 5:00 p.m., New York City time, on
the first Business Day after the Date of Original Issue of the APS, the Fund shall complete and deliver to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS), an APS Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the amount of S&P Eligible Assets reflected thereon equals or exceeds the APS Basic Maintenance Amount reflected thereon.

                  10. Minimum Liquidity Level. So long as S&P is rating the APS, the Fund shall have, as of each Valuation Date, Dividend Coverage Assets, with respect to each then Outstanding APS, having a value not less than the Dividend Coverage Amount with respect to such share (the "Minimum Liquidity Level"). If, as of each Valuation Date, the Fund does not have the required Dividend Coverage Assets, the Fund shall, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level, but only so long as S&P is rating the APS. So long as S&P is rating the APS, the Fund shall notify S&P on any Valuation Date which the Fund does not have the required Dividend Coverage Assets and does not adjust its portfolio as described in the immediately preceding sentence.

                  11. Restrictions on Certain Distributions. For so long as any of the APS is Outstanding, and except as set forth in Sections 2(e) and 6(d) of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the APS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption pertaining thereto, and
(B) if either Moody's or S&P is rating the APS, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets and S&P Eligible Assets would each at least equal the APS Basic Maintenance Amount.

                  12. Additional Dividends. If the Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the APS without having given advance notice thereof to the Auction Agent as provided in Section 6 of Part II solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding APS or the liquidation of the Fund (such allocation being referred to herein as a "Retroactive Taxable Allocation"), the Fund shall, within 270 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each Holder of APS during such taxable year at such Holder's address as the same appears or last appeared on the share books of the Fund. Such Holders of APS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Additional Dividends with respect to all Retroactive Taxable Allocations made to such shares during the taxable year in question, such dividends to be payable by the Fund to the Auction Agent, for distribution to such Holders, within 30 days after the notice described above is given to the Auction Agent.

                  13. Certain Other Restrictions. (a) For so long as any of the APS is outstanding and Moody's is then rating such shares, the Fund will not, unless it has received written confirmation from Moody's that any such action would not impair the ratings then assigned by Moody's to the APS, engage in any one or more of the following transactions:

                                    (i) transactions in options on securities,
futures contracts or options on futures contracts except that in connection with Moody's Hedging Transactions: (A) the Fund may buy call or put option contracts on securities; (B) the Fund may write covered call options on securities; and
(C) the Fund may write put options on securities. For purposes of valuation of Moody's Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the APS, at the Discounted Value of the underlying security of the option or
(2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lessor of (1) exercise price and
(2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Fund buys have no value. For so long as APS are rated by
Moody's: (A) the Fund will not engage in options and futures transactions for leveraging or speculative purposes; (B) the Fund will not write any anticipatory call options pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; (D) the Fund will not enter into an option transaction unless after giving effect to such transaction the Fund would continue to be in compliance with the provisions relating to the APS Basic Maintenance Amount; (E) for purposes of the APS Basic Maintenance Amount, assets in margin accounts are not Moody's Eligible Assets; (F) the Fund shall write only exchange-traded options on exchanges approved by Moody's; (G) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the APS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Fund will not engage in forward contracts; and (I) there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or

                                    (ii) incur any indebtedness in a principal
amount in excess of the lesser of $10,000,000 or 10% of the aggregate liquidation preference of APS Outstanding, without prior written approval of Moody's that such indebtedness would not adversely affect the then current rating by Moody's of the APS except that the Fund may, without obtaining the written confirmation described above, incur indebtedness for the purpose of clearing securities transactions if the APS Basic Maintenance Amount would continue to be satisfied after giving effect to such indebtedness; or

                                    (iii) issue any class or series of shares
ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund; or

                           (b) For so long as any of the APS is Outstanding and
S&P is rating such shares, the Fund will not, unless the Fund has received written confirmation from S&P that any such action would not impair the rating then assigned by such rating agency to the APS, engage in any one or more of the following transactions:

                                    (i) transactions in any reverse repurchase
 agreements; or

                                    (ii) lend portfolio securities; or

                                    (iii) borrow money, except that the Fund
may, without obtaining the written confirmation described above, borrow money for the purposes of clearing securities transactions if the APS Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing; or

                                    (iv) issue any class or series of shares
ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund, or merge or consolidate with any corporation; or

                                    (v) engage in repurchase agreement
transactions in which the term of such repurchase obligation is longer than 90 days, in which the underlying security is a security other than United States treasury securities (not inclusive of zero-coupon securities), demand deposits, certificates of deposits or bankers acceptance in which the counter-party or its affiliates have securities rated A1+ by S&P with respect to such underlying security; or

                                    (vi) engage in short sale transactions; or

                                    (vii) purchase or sell futures contracts or
options thereon or write uncovered put or uncovered call options on portfolio securities except that (A) the Fund may engage in any S&P Hedging Transactions based on the Municipal Index, provided that the Fund shall not engage in any S&P Hedging Transaction based on the

Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the least of (1) more than 1,000 outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index and on the Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (3) outstanding futures contract based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by The Wall Street Journal and
(B) the Fund may engage in S&P Hedging Transactions based on Treasury Bonds, provided that the Fund shall not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal. For so long as the APS are rated by S&P, the Fund will engage in Closing Transactions to close out any outstanding futures contracts which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date. For so long as the APS are rated by S&P, the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds securities deliverable under such terms. For purposes of determining S&P Eligible Assets to determine compliance with the APS Basic Maintenance Amount, no amounts on deposit with the Fund's custodian or broker representing Initial Margin or Variation Margin shall constitute S&P Eligible Assets. For so long as the APS are rated by S&P, when the Fund writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, money market securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Fund's broker equals the fair market value of the futures contract, except that in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, the Fund shall hold such underlying security.

                  14. Notice. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Certificate of Vote, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

                  15. Definitions. As used in Parts I and II hereof, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                           (a) "'AA' Composite Commercial Paper Rate," on any
date for any Rate Period, shall mean (i) (A) in the case of any Minimum Dividend Period or any Rate Period between 7 and 28 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, in the case of any Minimum Dividend Period of 7 days or any Rate Period with 7 Rate Period Days and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the Outstanding APS are subject to Submitted Hold Orders, then the interest equivalent of the 7-day rate, and (B) in the case of any Rate Period with more than 28 Rate Period Days, the interest equivalent of the 180-day rate, on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

                           (b) "Accountant's Confirmation" shall have the
meaning set forth in paragraph (c) of Section 9 of this Part I.

                           (c) "Additional Dividends" means payment to a Holder
of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder's dividends in dollars (after federal and Ohio income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividends to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such Holder. Such Additional

Dividends shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of APS is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and
(iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each Holder of APS at the maximum marginal regular combined federal and Ohio income tax rate applicable to ordinary income or net capital gains, as applicable (taking into account the federal income tax deductibility of state and local taxes paid or incurred), or the maximum marginal regular federal corporate income tax rate, whichever is greater, in effect during the taxable year in question.

                           (d) "Anticipation Notes" means the following
municipal securities: tax anticipation notes, revenue anticipation notes and tax and revenue anticipation notes.

                           (e) "Applicable Rate" shall have the meaning
specified in subparagraph (c)(i) of Section 2 of this Part I.

                           (f) "APS Basic Maintenance Amount," as of any
Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of APS Outstanding on such date multiplied by $50,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each of the APS Outstanding that follow such Valuation Date; (C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any premium payable pursuant to a Premium Call Period; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for municipal securities purchased as of such Valuation Date) less (ii) either (A) the face value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of
(i)(A) through (i)(G) if such assets mature within the Moody's Exposure Period and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (B) the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

                           (g) "APS Basic Maintenance Cure Date," with respect
to the failure by the Fund to satisfy the APS Basic Maintenance Amount (as required by paragraph (a) of Section 9 of this Part I) as of a given Valuation Date, shall mean the third Business Day following such Valuation Date.

                           (h) "APS Basic Maintenance Report" shall mean a
report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the APS Basic Maintenance Amount.

                           (i) "Auction" shall mean each periodic implementation
of the Auction Procedures.

                           (j) "Auction Agency Agreement" shall mean the
agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the APS so long as the Applicable Rate is to be based on the results of an Auction.

                           (k) "Auction Agent" shall mean the entity appointed
as such by a resolution of the Board of Trustees in accordance with Section 7 of this Part I.

                           (l) "Auction Date," with respect to any Rate Period,
shall mean the Business Day next preceding the first day of such Rate Period.

                           (m) "Auction Procedures" shall mean the procedures
for conducting Auctions set forth in Part II hereof.

                           (n) "Board of Trustees" shall mean the Board of
Trustees of the Fund or any duly authorized committee thereof.

                           (o) "Business Day" shall mean a day on which the New
York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

                           (p) "Closing Transactions" means the termination of a
futures contract or option position by taking an equal position opposite thereto in the same delivery month as such initial position being terminated.

                           (q) "Commercial Paper Dealers" shall mean Goldman,
Sachs & Co., Lehman Commercial Paper Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney, Harris Upham & Co. or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

                           (r) "Common Shares" shall mean the common shares of
beneficial interest, par value $.01 per share, of the Fund.

                           (s) "Cure Date" shall mean the APS Basic Maintenance
Cure Date or the 1940 Act Cure Date, as the case may be.

                           (t) "Date of Original Issue," with respect to any
APS, shall mean the date on which the Fund initially issued such APS.

                           (u) "Deposit Securities" shall mean cash and Ohio
municipal securities rated at least A-1+ or SP-1+ by S&P, except that, for purposes of Section 3(a)(iii) of this Part I, such municipal securities shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

                           (v) "Discounted Value" shall mean (i) with respect to
an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, provided that with respect to a Moody's Eligible Asset, Discounted Value shall not exceed the par value of such Asset at any time.

                           (w) "Dividend Coverage Amount," as of any Valuation
Date shall mean, with respect to each of the APS, (i) the aggregate amount of dividends that will accumulate on such APS to (but not including) the first Dividend Payment Date for such share that follows such Valuation Date plus any liabilities that will become payable prior to or on such payment date, less (ii) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on such APS.

                           (x) "Dividend Coverage Assets," as of any Valuation
Date, shall mean, with respect to each of the APS, Deposit Securities with maturity or tender dates not later than the day preceding the first Dividend Payment Date for such share that follows such Valuation Date and having a value not less than the Dividend Coverage Amount with respect to such share.

                           (y) "Dividend Payment Date" shall mean any date on
which dividends on APS are payable pursuant to the provisions of paragraph (b) of Section 2 of this Part I.

                           (z) "Dividend Period" shall mean the period from and
including the Date of Original Issue of the APS to but excluding the initial Dividend Payment Date for the APS and any period thereafter from and including one Dividend Payment Date for the APS to but excluding the next succeeding Dividend Payment Date.

                           (b) "Fund" shall mean Van Kampen Merritt Ohio Quality
Municipal Trust, a Massachusetts business trust, which is the issuer of the APS.

                           (c) "Failure to Deposit" shall mean a failure by the
Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time,
(A) on the Business Day next preceding any Dividend Payment Date, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any APS or (B) on the Business Day next preceding any redemption date in funds available on such redemption date in The City of New York, New York, the Redemption Price to be paid on such redemption date after notice of redemption is given pursuant to paragraph (b) of Section 3 of this Part I.

                           (d) "Holder" shall mean the registered holder of APS
as the same appears on the share books of the Fund.

                           (e) "Independent Accountant" shall mean a nationally
recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

                           (f) "Initial Dividend Period" shall mean the period
from and including the Date of Original Issue to but excluding the initial Dividend Payment Date.

                           (g) "Interest Equivalent" means a yield on a 360-day
basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

                           (h) "Initial Margin" means the amount of cash or
securities deposited with a custodian for the benefit of a futures commission merchant as a good-faith deposit at the time of the initiation of a purchase or sale position with respect to a futures contract or a sale position with respect to an option position thereon.

                           (i) "Market Value" of any asset of the Fund shall
mean the market value thereof determined by the Pricing Service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The Pricing Service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations.

                           (j) "Mandatory Redemption Price" means $50,000 per
share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

                           (k) "Master Purchaser's Letter" has the meaning
specified in Section 1 of Part II hereof.

                           (l) "Maximum Potential Additional Dividends
Liability," as of any Valuation Date, shall mean the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Additional Dividends are fully taxable.

                           (m) "Minimum Liquidity Level" shall have meaning set
forth in Section 10 of this Part I.

                           (n) "Minimum Dividend Period" shall mean any Rate
Period with 28 Rate Period Days, subject to certain exceptions.

                           (o) "Moody's" shall mean Moody's Investors Service,
Inc., a Delaware corporation, and its successors.

                           (p) "Moody's Discount Factor" shall mean, for
purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

         Rating Category

Exposure Period              Aaa(1)  Aa(1)  A(1)  Baa(1)  Other(2)  (V)MIG-1(3) (4)  SP-1+(3) (4)


7 weeks                      151%    159%   168%  202%    229%      136%             148%
8 weeks or less but greater
  than seven weeks           154     164    173   205     235       137              149
9 weeks or less but greater
  than eight weeks           158     169    179   209     242       138              150


(1)      Moody's rating.
(2)      Municipal securities not rated by Moody's but rated BBB by S&P.
(3) Municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rate SP-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating.
(4) For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of "A" by Moody's.

                  Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Ohio municipal securities will be 115%, so long as such Ohio municipal securities are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period or 125% as long as such municipal securities are rated at least A-1-/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Ohio Municipal Securities Sold.

                           (q) "Moody's Eligible Asset" shall mean cash,
Receivables for Ohio Municipal Securities Sold or a Ohio municipal security that
(i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided that, for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated Ohio municipal security, such Ohio municipal security (excluding any short-term Ohio municipal security) shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's; and (iv) is part of an issue of Ohio municipal securities of at least $10,000,000. Ohio municipal securities issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated Ohio municipal securities, if any, together with any Ohio municipal securities issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated Ohio municipal securities, if any, together with any Ohio municipal securities issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Ohio municipal securities, if any, together with any Ohio municipal securities issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Ohio municipal security backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Ohio municipal security. Ohio municipal securities classified within one issue type concentration and rated BBB by S&P may comprise no more than 12% of Moody's Eligible Assets; such BBB-rated Ohio municipal securities, if any, together with any Ohio municipal securities in the same issue type and rated Baa by Moody's or A by S&P may comprise no more than 20% of Moody's Eligible Assets; such BBB, Baa and A-rated Ohio municipal securities, if any, together with any Ohio municipal securities in the same issue type and rated A by Moody's or AA by S&P may comprise no more than 40% of Moody's Eligible Assets and such BBB, Baa, A and AA-rated Ohio municipal securities, if any, together with any Ohio municipal securities in the same issue type and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of Moody's Eligible Assets. For purposes of the issue type concentration requirement described above, Ohio municipal securities will be classified within one of the following categories: health care issues (teaching and non-teaching hospitals, public and private), housing issues (single-and multi-family), educational facilities issues (public and private schools), student loan issues, resource recovery issues, transportation issues (mass transit, airport and highway bonds), industrial development bond issues, utility issues (water, sewer and electricity), general obligation issues, lease obligations, escrowed bonds and other issues ("Other Issues") (includes special obligations to crossover, excise and sales tax revenue, recreation revenue, special assessment and telephone revenue bonds only) not falling within one of the aforementioned categories. In no event shall
(a) more than 10% of Moody's Eligible Assets consist of student loan issues, (b) more than 10% of Moody's Eligible Assets consist of resource recovery issues or
(c) more than 10% of Moody's Eligible Assets consist of Other Issues. Ohio municipal securities issued by issuers located within a single county and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated Ohio municipal securities, if any, together with any Ohio municipal securities issued by issuers located within the same state or territory and rated Baa by Moody's or A by S&P may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated Ohio municipal securities, if any, together with any Ohio municipal securities issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Ohio municipal securities, if any, together with any Ohio municipal securities issued by issuers located within the same state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. The single county limitations set forth in the immediately preceding sentence apply to general obligation bonds only. For purposes of applying the foregoing requirements, a Ohio municipal security shall be deemed to be rated BBB by S&P if rated BBB or BBB+ by S&P. Moody's Eligible Assets shall be calculated without including cash and Ohio municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which either mature or have a demand feature at par exercisable within the Moody's Exposure Period. Ohio municipal securities which constitute Moody's Eligible Assets subject to a repurchase agreement will constitute Moody's Eligible Assets. Cash receivable by the Fund pursuant to a repurchase agreement that obligates the other party thereto to repurchase Ohio municipal securities will only constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less. In the event any of the Moody's Eligible Assets in the Fund's portfolio consist of municipal securities of issuers other than Ohio municipal securities, then such municipal securities shall be subject to the following requirements regarding the maximum percentage of Moody's Eligible Assets that may be invested in municipal securities of issuers located in a particular state or United States territory: such municipal securities rated BBB or BBB+ by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB or BBB+ rated municipal securities, if any, together with any such municipal securities rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such BBB, BBB+, Baa and A-rated municipal securities, if any, together with any such municipal securities rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; such BBB, BBB+, Baa, A and AA-rated municipal securities, if any, together with any such municipal securities rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets; and such municipal securities rated Aaa by Moody's may comprise 100% of Moody's Eligible Assets; provided, however, that notwithstanding the foregoing no more than an aggregate of 10% of the Moody's Eligible Assets may consist of municipal securities of issuers located in United States territories, other than Puerto Rico.

                  Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been deposited for the payment of (i)(A) through (i)(G) under the definition of APS Basic Maintenance Amount or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for
(a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Van Kampen Merritt Investment Advisory Corp., the Administrator, State Street Bank and Trust Company or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

                           (r) "Moody's Exposure Period" shall mean the period
commencing on a given Valuation Date and ending 46 days thereafter.

                           (s) "Moody's Hedging Transactions" shall mean
transactions in options on securities, futures contracts based on the Municipal Index or Treasury Bonds and options on such futures contracts.

                           (t) "Municipal Index" shall mean The Bond Buyer
Municipal Bond Index.

                           (u) "1940 Act" shall mean the Investment Company Act
of 1940, as amended from time to time.

                           (v) "1940 Act APS Asset Coverage" shall mean asset
coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

                           (w) "1940 Act Cure Date," with respect to the failure
by the Fund to maintain the 1940 Act APS Asset Coverage (as required by Section 8 of this Part I) as of the last Business Day of each month, shall mean the last Business Day of the following month.

                           (x) "Non-call Period" shall have the meaning set
forth below under "Specific Redemption Provisions."

                           (y) "Notice of Redemption" shall mean any notice with
respect to the redemption of the APS pursuant to Section 3 of this Part I.

                           (z) "Optional Redemption Price" shall mean (i)
$50,000 per share of APS in the case of a 7-day or 28-day Dividend Period or a Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

                           (aa) "Preferred Shares" shall mean the authorized
preferred shares of beneficial interest, par value $.01 per share, of the Fund, and includes the APS.

                           (bb) "Premium Call Period" shall have the meaning set
forth below under "Specific Redemption Provisions."

                           (cc) "Pricing Service" means Van Kampen Merritt
Investment Advisory Corp., acting pursuant to a Fund Pricing Agreement between the Fund and Van Kampen Merritt Investment Advisory Corp. and any successor pricing service approved in writing by Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS).

                           (dd) "Projected Dividend Amount" means on any
Valuation Date in the event the then current Dividend Period will end within 47 calendar days of such date, from and after the last day of such Dividend Period until 47 calendar days less the number days remaining in the current Dividend Period at an Applicable Rate equal to the Maximum Rate for such Dividend Period multiplied by the larger of the factors (currently 304%) that the Fund has been informed by Moody's and S&P is applicable to the Projected Dividend Amount and designed to take into account increases in dividend rates over such period.

                           (ee) "Quarterly Valuation Date" shall mean the last
Business Day of each fiscal quarter of the Fund in each fiscal year of the Fund, commencing February 29, 1992.

                           (ff) "Rate Period" shall mean the Initial Dividend
Period thereof and any Subsequent Dividend Period, including any Special Dividend Period.

                           (gg) "Rate Period Days," for any Rate Period
consisting of less than four Dividend Periods, shall mean the number of days (without giving effect to subparagraph (b)(ii) of Section 2 of this Part I) in such Rate Period.

                           (hh) "Receivables for Ohio Municipal Securities Sold"
shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Ohio municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Ohio municipal securities sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within the Moody's Exposure Period but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Ohio municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

                           (ii) "Redemption Price" shall mean the Optional
Redemption Price or the Mandatory Redemption Price, as applicable.

                           (jj) "Retroactive Taxable Allocation" shall have the
meaning set forth in Section 12 hereof.

                           (kk) "S&P" shall mean Standard & Poor's Fund, a New
York corporation, and its successors.

                           (ll) "S&P Discount Factor" shall mean, for purposes
of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

               Rating Category
Exposure Period            AAA*     AA*      A*      BBB*

40 Business Days           205%     210%    225%     265%
22 Business Days           185      190     205      245
10 Business Days           170      175     190      230
 7 Business Days           165      170     185      225
 3 Business Days           145      150     165      205


*  S&P rating.

                  Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Ohio municipal securities will be 115%, so long as such Ohio municipal securities are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Ohio municipal securities are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's rated short-term Ohio municipal securities which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term Ohio municipal securities may comprise no more than 50% of short-term Ohio municipal securities that qualify as S&P

Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Ohio Municipal Securities Sold. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term municipal securities.

                           (mm) "S&P Eligible Asset" shall mean cash (excluding
any cash irrevocably deposited by the Fund for the payment of any liabilities within the mean of APS Basic Maintenance Amount), Receivables for Ohio Municipal Securities Sold or a Ohio municipal security owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated at least A by Moody's (provided that such Moody's-rated Ohio municipal securities will be included in S&P Eligible Assets only to the extent the Market Value of such Ohio municipal securities does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated Ohio municipal security, such Ohio municipal security will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (iv) is not part of a private placement of Ohio municipal securities; and (v) is part of an issue of Ohio municipal securities with an original issue size of at least $10 million or, if an issue with an original issue size below $10 million (but in no event below $5 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "Ohio municipal securities" means any obligation the interest on which is exempt from regular federal income taxation and which issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

                  1. Ohio municipal securities of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Ohio municipal securities does not exceed 10% of the aggregate Market Value of S&P Eligible Assets provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Ohio municipal securities exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

                  2. Ohio municipal securities guaranteed or insured by any one bond insurer shall be considered S&P Eligible Assets only to the extent the Market Value of such Ohio municipal securities does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; and

                  3. Ohio municipal securities of any one issue type category will be considered S&P Eligible Assets only to the extent the fair market value of such Ohio municipal securities does not exceed 20% of the aggregate fair market value of S&P Eligible Assets, except that Ohio municipal securities falling within the water and sewer utility, public power utility and special utility issue type categories will be considered S&P Eligible Assets to the extent the fair market value of such Ohio municipal securities does not exceed 60% of the aggregate fair market value of S&P Eligible Assets. For purposes of this requirement, Ohio municipal securities will be classified into one of the following categories: health care issues, housing issues, educational issues, facilities issues, student loan issues, transportation issues, industrial development bond issues, public power utilities issues, water and sewer utilities issues, special utilities issues, general obligation issues, lease obligations, escrowed bonds and other issues not falling within one of the aforementioned categories. Furthermore, special utilities issues that are not rated by S&P will not be considered S&P Eligible Assets.

                           (mm) "S&P Exposure Period" shall mean the maximum
period of time following a Valuation Date that the Fund has under this Certificate of Vote to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount (as described in paragraph (a) of Section 9 of this Part I).

                           (nn) "S&P Hedging Transactions" means futures
contracts based on the Municipal Index or Treasury Bonds, put and call options on such contracts purchased by the Fund and covered call options and secured put options on portfolio securities written by the Fund.

                           (oo) "Special Dividend Period" shall mean any
Subsequent Dividend Period commencing on the date designated by the Fund in accordance with Section 4 of this Part I and ending on the last day of the last Dividend Period thereof, with such number of consecutive days or whole years as the Board of Trustees shall specify, including the terms of any Specific Redemption Provisions, if any.

                           (pp) "Specific Redemption Provisions" means, with
respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $50,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $50,000 as determined by the Board of Trustees after consultation with the Broker-Dealers; provided, that during any Special Dividend Period of 365 or more days if on the date of determination of the Applicable Rate, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

                           (qq) Subsequent Dividend Period" shall mean the
period from and including the first day following the Initial Dividend Period to but excluding the next Dividend Payment Date and any period thereafter from and including one Dividend

Payment Date to but excluding the next succeeding Dividend Payment Date; provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof.

                           (rr) "Substitute Commercial Paper Dealer" shall mean
The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a Commercial Paper Dealer; provided that none of such entities shall be a Commercial Paper Dealer.

                           (ss) "Substitute U.S. Government Securities Dealer"
shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided that none of such entities shall be a U.S. Government Securities Dealer.

                           (tt) "Treasury Bonds" shall mean United States
Treasury Bonds backed by the full faith and credit of the United States government with remaining maturities of 10 years or more.

                           (uu) "Treasury Rate," on any date for any Rate
Period, shall mean (i) the yield on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published by The Wall Street Journal, then the arithmetic average of the yields (expressed as an interest equivalent in the case of a Rate Period consisting of four Dividend Periods and express as a bond equivalent in the case of any longer Rate Period) on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period as quoted on a discount basis or otherwise by the U.S. Government Securities Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

                           (vv) "U.S. Government Securities Dealer" shall mean
Goldman, Sachs & Co., Lehman Government Securities Incorporated, Smith Barney, Harris Upham & Co. and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

                           (ww) "Valuation Date" shall mean, for purposes of
determining whether the Fund is maintaining the APS Basic Maintenance Amount and the Minimum Liquidity Level, each Business Day.

                           (xx) "Variation Margin" shall mean, in connection
with outstanding purchase or sale positions in futures contracts and outstanding sales positions with respect to options thereon, the amount of cash and securities paid to and received from a futures commission merchant (subsequent to the Initial Margin payment) from time to time as the value of such position fluctuates.

                           (yy) "Voting Period" shall have the meaning set forth
in paragraph (b) of Section 5 of this Part I.


         PART II.

                  1. Certain Definitions. Capitalized terms not defined in
Section 1 of this Part II shall have the respective meaning specified in Part I hereof. As used in this Part II, the following terms shall have the following meanings, unless the context otherwise requires:

                           (a) "Affiliate" shall mean any Person known to the
Auction Agent to be controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any fund or any Person controlled by, in control of or under common control with such fund one of the trustees or executive officers of which is also a trustee of the Fund be deemed to be an Affiliate solely because such trustee or executive officer is also a trustee of the Fund.

                           (b) "Agent Member" shall mean a member of or
participant in the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's Letter.

                           (c) "Applicable Percentage" for APS on any Auction
Date shall mean the percentage, determined as set forth below, based on the prevailing rating on the APS in effect at the close of business on the Business Day next preceding such Auction Date.

Prevailing Rating       Percentage

"aa3"/AA- or higher     110%
"a3"/A-                 125%
"baa3"/BBB-             150%
"ba3/BB-                200%
Below "ba3"/BB-         250%

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for federal income tax purposes to the APS prior to the Auction establishing the Applicable Rate for such shares the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular combined federal and Ohio income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular federal corporate income tax rate, whichever is greater, provided further, however, that the Applicable Percentage shall be divided in the foregoing manner only to the extent of the portion of the dividend on the APS for such Rate Period that represents the allocation of taxable income to the APS.

                  For purposes of this definition, the "prevailing rating" of APS shall be (i) "aa3"/AA- or higher if the APS have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if the APS have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if the APS have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if the APS have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB- or "ba3"/BB-, then Below "ba3"/BB-, provided, however, that if the APS are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for the APS. If neither S&P nor Moody's shall make such a rating available, Goldman, Sachs & Co. or Smith Barney, Harris Upham & Co. Incorporated or their successors as Broker-Dealers shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of the APS and the Fund shall take all reasonable action to enable such rating agency or agencies to provide a rating for the APS.

                           (d) "Available APS" shall have the meaning specified
in paragraph (a) of Section 4 of this Part II.

                           (e) "Bid" and "Bids" shall have the respective
meanings specified in paragraph (a) of Section 2 of this Part II.

                           (f) "Bidder" and "Bidders" shall have the respective
meanings specified in paragraph (a) of Section 2 of this Part II.

                           (g) "Broker-Dealer" shall mean any broker-dealer,
commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in this Part II, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

                           (h) "Broker-Dealer Agreement" shall mean an agreement
between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this Part II.

                           (i) "Existing Holder," when used with respect to the
APS, shall mean a Person who has signed a Master Purchaser's Letter and is listed as the beneficial owner of such APS in the records of the Auction Agent.

                           (j) "Hold Order" and "Hold Orders" shall have the
respective meanings specified in paragraph (a) of Section 2 of this Part II.

                           (k) "Master Purchaser's Letter" shall mean a letter,
addressed to the Fund, the Auction Agent, a Broker-Dealer and an Agent Member in which a Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and/or to sell APS as set forth in this Part II.

                           (l) "Maximum Rate," for the APS on any Auction Date,
shall mean:

                                    (i) in the case of any Auction Date which is
not the Auction Date immediately prior to the first day of any proposed Special Dividend Period designated by the Fund pursuant to Section 4 of Part I of the Certificate of Vote, the product of (A) the "AA" Composite Commercial Paper Rate on such Auction Date for the next Rate Period and (B) the Applicable Percentage on such Auction Date, unless the APS has or had a Special Dividend Period (other than a Special Dividend Period of 28 Rate Period Days or less) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Dividend Period after such Special Dividend Period, in which case the higher of:

                                            (A) the dividend rate on the APS for
the then-ending Rate Period, and

                                            (B) the product of (1) the higher of
(x) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period, if such Rate Period consists of less than four Dividend Periods, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period consists of four or more Dividend Periods, and (y) the "AA" Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period consists of less than four Dividend Periods, or the Treasury Rate on such Auction Date for such Special

Dividend Period, if such Special Dividend Period consists of four or more Dividend Periods and (2) the Applicable Percentage on such Auction Date; or

                                    (ii) in the case of any Auction Date which
is the Auction Date immediately prior to the first day of any proposed Special Dividend Period designated by the Fund pursuant to Section 4 of Part I of the Certificate of Vote, the product of (A) the highest of (1) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period, if such Rate Period consists of less than four Dividend Periods, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period consists of four or more Dividend Periods, (2) the "AA" Composite Commercial Paper Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period consists of less than four Dividend Periods or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period consists of four or more Dividend Periods, and (3) the "AA" Composite Commercial Paper Rate on such Auction Date for Minimum Dividend Periods and (B) the Applicable Percentage on such Auction Date.

                           (m) "Order" and "Orders" shall have the respective
meanings specified in paragraph (a) of Section 2 of this Part II.

                           (n) "Outstanding" shall mean, as of any Auction Date
with respect to the APS, the number of APS theretofore issued by the Fund except, without duplication, (i) any APS theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund or as to which a notice of redemption shall have been given by the Fund, (ii) any APS as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any APS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

                           (o) "Person" shall mean and include an individual, a
partnership, a fund, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

                           (p) "Potential Holder," when used with respect to the
APS, shall mean any Person, including any Existing Holder of APS, (i) who shall have executed a Master Purchaser's Letter and (ii) who may be interested in acquiring APS (or, in the case of an Existing Holder of APS, additional APS).

                           (q) "Securities Depository" shall mean The Depository
Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

                           (r) "Sell Order" and "Sell Orders" shall have the
respective meanings specified in paragraph (a) of Section 2 of this Part II.

                           (s) "Submission Deadline" shall mean 1:30 p.m., New
York City time, on any Auction Date or such other time on any Auction Date by which Brokers-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

                           (t) "Submitted Bid" and "Submitted Bids" shall have
the respective meanings specified in paragraph (a) of Section 4 of this Part II.

                           (u) "Submitted Hold Order" and "Submitted Hold
Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

                           (v) "Submitted Order" and "Submitted Orders" shall
have the respective meanings specified in paragraph (a) of Section 4 of this
Part II.

                           (w) "Submitted Sell Order" and "Submitted Sell
Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

                           (x) "Sufficient Clearing Bids" shall have the meaning
specified in paragraph (a) of Section 4 of this Part II.

                           (y) "Winning Bid Rate" shall have the meaning
specified in paragraph (a) of Section 4 of this Part II.

                  2. Orders by Existing Holders and Potential Holders. (a) Prior to the Submission Deadline on each Auction Date:

                                    (i) each Existing Holder of APS subject to
an Auction on such Auction Date may submit to a Broker-Dealer by telephone or otherwise information as to:

                                            (A) the number of Outstanding APS,
if any, held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Rate Period;

                                            (B) the number of Outstanding APS,
if any, which such Existing Holder offers to sell if the Applicable Rate for the next succeeding Rate Period shall be less than the rate per annum specified by such Existing Holder; and/or

                                            (C) the number of Outstanding APS,
if any, held by such Existing Holder which such Existing Holder offers to sell without regard to the Applicable Rate for the next succeeding Rate Period;

and

                                    (ii) one or more Broker-Dealers, using lists
of Potential Holders, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders (by telephone or otherwise), including Persons that are not Existing Holders, on such lists to determine the number of APS, if any, which each such Potential Holder offers to purchase if the Applicable Rate for the next succeeding Rate Period shall not be less than the rate per annum specified by such Potential Holder.

For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

                           (b) (i) A bid by an Existing Holder of APS subject to
an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                            (A) the number of Outstanding APS
specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate specified therein:

                                            (B) such number or a lesser number
of Outstanding APS to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein; or

                                            (C) the number of Outstanding APS
specified in such Bid if the rate specified therein shall be higher than the Maximum Rate, or such number or a lesser number of Outstanding APS to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this
Part II if the rate specified therein shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

                                    (ii) A Sell Order by an Existing Holder of
APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                            (A) the number of Outstanding APS
specified in such Sell Order; or

                                            (B) such number or a lesser number
of Outstanding APS as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids do not exist.

                                    (iii) A Bid by a Potential Holder of APS
subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                                            (A) the number of Outstanding APS
specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate specified therein; or

                                            (B) such number or a lesser number
of Outstanding APS as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein.

                           (c) No Order for any number of APS other than whole
shares shall be valid.

                  3. Submission of Orders by Broker-Dealers to Auction Agent.
(a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for APS subject to an Auction on such Auction Date obtained by such Broker-Dealer and shall specify with respect to each Order for APS:

                                    (i) the name of the Bidder placing such
Order;

                                    (ii) the aggregate number of APS that are
the subject of such Order;

                                    (iii) to the extent that such Bidder is an
Existing Holder of APS:

                                            (A) the number of APS, if any,
subject to any Hold Order placed by such Existing Holder;

                                            (B) the number of APS, if any,
subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                                            (C) the number of APS, if any,
subject to any Sell Order placed by such Existing Holder; and

                                    (iv) to the extent such Bidder is a
Potential Holder of APS, the rate and number of shares of APS specified in such Potential Holder's Bid.

                           (b) If any rate specified in any Bid contains more
than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                           (c) If an Order or Orders covering all of the
Outstanding APS held by any Existing Holder is not submitted to the Auction Agent prior to the Submission

Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                           (d) If any Existing Holder submits through a
Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the number of Outstanding APS subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                                    (i) all Hold Orders for APS shall be
considered valid, but only up to and including in the aggregate the number of Outstanding APS held by such Existing Holder, and if the number of APS subject to such Hold Orders exceeds the number of Outstanding APS held by such Existing Holder, the number of APS subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding APS held by such Existing Holder;

                                    (ii) (A) any Bid for APS shall be considered
valid up to and including the excess of the number of Outstanding APS held by such Existing Holder over the number of APS subject to any Hold Orders referred to in clause (i) above;

                                            (B) subject to subclause (A), if
more than one Bid for APS with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding APS subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of APS subject to each Bid with the same rate shall be reduced pro rata to cover the number of APS equal to such excess;

                                            (C) subject to subclauses (A) and
(B), if more than one Bid for shares of APS with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                                            (D) in any such event, the number,
if any, of such Outstanding APS subject to any portion of Bids considered not valid in whole or in part under the clause (ii) shall be treated as the subject of a Bid for APS by a Potential Holder at the rate therein specified; and

                                    (iii) all Sell Orders for APS shall be
considered valid up to and including the excess of the number of Outstanding APS held by such Existing Holder over the sum of the APS subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause (ii) above.

                           (e) If more than one Bid for APS is submitted on
behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of APS therein specified.

                           (f) An Order submitted by a Broker-Dealer to the
Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

                  4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders" and shall determine:

                                    (i) the excess of the number of Outstanding
APS over the number of Outstanding APS subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS");

                                    (ii) from the Submitted Orders whether:

                                            (A) the number of Outstanding APS
subject to Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate exceeds or is equal to the sum of

                                            (B) the number of Outstanding APS
subject to Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate; and

                                            (C) the number of Outstanding APS
subject to Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of APS in subclauses (B) and (C) above is zero because all of the Outstanding APS are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

                                    (iii) if Sufficient Clearing Bids exist, the
lowest rate specified in such Submitted Bids (the "Winning Bid Rate") which if:

                                            (A) (I) each such Submitted Bid from
Existing Holders specifying such lowest rate and (II) all other such Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold APS that are subject to such Submitted Bids; and

                                            (B) (I) each such Submitted Bid from
Potential Holders specifying such lowest rate and (II) all other such Submitted Bids from Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding APS which, when added to the number of Outstanding APS to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available APS.

                           (b) Promptly after the Auction Agent has made the
determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Fund of the Maximum Rate for the APS for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for the next succeeding Rate Period thereof as follows:

                                    (i) if Sufficient Clearing Bids exist, that
the Applicable Rate for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate to be determined;

                                    (ii) if Sufficient Clearing Bids do not
exist (other than because all of the Outstanding APS are subject to Submitted Hold Orders), that the Applicable Rate for the next succeeding Rate Period thereof shall be equal to the Maximum Rate; or

                                    (iii) if all of the Outstanding APS are
subject to Submitted Hold Orders, that the Applicable Rate for the next succeeding Rate Period thereof shall be equal to the product of (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of less than four Dividend Periods or (II) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period consists of four or more Dividend Periods and (B) 1 minus the maximum marginal regular combined federal and Ohio income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to the APS in such Rate Period any net capital gains or other income taxable for federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on the APS for such Rate Period that represents the allocation of net capital gains or other income taxable for federal income tax purposes shall be the rate described in the preceding clause (A)(I) or (II), as applicable, without being multiplied by the factor set forth in the preceding clause (B).

                  5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

                           (a) If Sufficient Clearing Bids for the APS have been
made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                                    (i) Existing Holders' Submitted Bids for APS
specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

                                    (ii) Existing Holders' Submitted Bids for
APS specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

                                    (iii) Potential Holders' Submitted Bids for
APS specifying any rate that is lower than the Winning Bid Rate shall be accepted;

                                    (iv) each Existing Holder's Submitted Bid
for APS specifying a rate that is equal to the Winning Bid Rate shall be rejected, thus entitling such Existing Holder to continue to hold the APS subject to such Submitted Bid, unless the number of Outstanding APS subject to all such Submitted Bids shall be greater than the number of APS ("remaining shares") in the excess of the Available APS over the number of the APS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold the APS subject to such Submitted Bid, but only in an amount equal to the number of APS obtained by multiplying the number of remaining APS by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

                                    (v) each Potential Holder's Submitted Bid
for APS specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of APS obtained by multiplying the number of APS in the excess of the Available APS over the number of APS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate; and

                           (b) If Sufficient Clearing Bids for APS have not been
made (other than because all of the Outstanding APS are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                                    (i) Existing Holders' Submitted Bids for APS
specifying any rate that is equal to or lower than the Maximum Rate shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

                                    (ii) Potential Holders' Submitted Bids for
APS specifying any rate that is equal to or lower than the Maximum Rate shall be accepted; and

                                    (iii) Each Existing Holder's Submitted Bid
for APS specifying any rate that is higher than the Maximum Rate and the Submitted Sell Orders for APS of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the APS subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of APS obtained by multiplying the number of APS subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding APS subject to all such Submitted Bids and Submitted Sell Orders.

                           (c) If all of the Outstanding APS are subject to
Submitted Hold Orders, all Submitted Bids shall be rejected.

                           (d) If, as a result of the procedures described in
clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this
Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of an APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of APS so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole APS.

                           (e) If, as a result of the procedures described in
clause (v) of paragraph (a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate APS for purchase among Potential Holders so that only whole APS are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing the APS on such Auction Date.

                           (f) Based on the results of each Auction, the Auction
Agent shall determine the aggregate number of APS to be purchased and the aggregate number of APS to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-

Dealer, to the extent that such aggregate number of APS to be purchased and such aggregate number of APS to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers of APS such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers of APS such Broker-Dealer shall receive, as the case may be, APS.

                  6. Notification of Allocations. Whenever the Fund intends to include any net capital gains or other income taxable for federal tax purposes in any dividend on the APS, the Fund will notify the Auction Agent of the amount to be so included 15 days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its Existing Holders and Potential Holders believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

                  7. Miscellaneous. (a) To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Certificate of Vote to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Certificate of Vote with respect to the APS prior to their issuance.

                           (b) An Existing Holder may sell, transfer or
otherwise dispose of the APS only in whole shares and only pursuant to a Bid or Sell Order in accordance with the procedures described in this Part II or to or through a Broker-Dealer or to a Person that has delivered a signed copy of a Master Purchaser's Letter to the Auction Agent; provided, that in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer.

                           (c) All of the APS outstanding from time to time
shall be represented by one global certificate registered in the name of the Securities Depository or its nominee.

                           (d) Neither the Fund nor any affiliate thereof may
submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

                  IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote to be executed as of December 5, 1991.



                                    Ronald A. Nyberg
                                    Secretary


State of              )
                      )   ss
County of             )

                  Then personally appeared before me Ronald A. Nyberg, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Secretary of Van Kampen Merritt Ohio Quality Municipal Trust.

                                   Before me,


                                   Notary public

My commission expires:

               ARTICLES OF AMENDMENT TO THE CERTIFICATE OF VOTE OF
            TRUSTEES ESTABLISHING A CLASS OF PREFERREDv SHARES OF VAN
                      KAMPEN OHIO QUALITY MUNICIPAL TRUST

                  Van Kampen Ohio Quality Municipal Trust, a Massachusetts business trust (the "Fund"), certifies to the Secretary of State of the Commonwealth of Massachusetts as follows:

                  FIRST: On October 8, 1998, the Board of Trustees, pursuant to the provisions of Article VI of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Fund and Section 5 of Part I and Section 7 of Part II of the Certificate of Vote of Trustees Establishing a Class of Preferred Shares (the "Certificate of Vote") of the Fund, authorized and declared a 2-for-1 split of the preferred shares of beneficial interest of the Fund, par value $.01 per share, liquidation preference $50,000 per share, designated Auction Preferred Shares (the "APS"). The stock split is to be effected by means of a division of each outstanding share of APS into two preferred shares of beneficial interest, par value $.01 per share, liquidation preference $25,000 per share.

                  SECOND: Pursuant to the provisions of Article VI of the Declaration of Trust and Section 5 of Part I and Section 7 of Part II of the Certificate of Vote, the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

                  a. The first paragraph of the vote establishing a class of preferred shares of beneficial interest is hereby amended by replacing such paragraph with the following:

                  First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of a series of 1,400 shares of its authorized preferred shares of beneficial interest, par value $.01 par share ("Preferred Shares"), liquidation preference of $25,000 per share, designated Auction Preferred Shares ("APS").

                  b. The first paragraph under the heading "DESIGNATION" of the Certificate of Vote is hereby amended by replacing such paragraph with the following paragraph.

                  APS: A series of 1,400 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares" (hereinafter, "APS"). Each APS shall be issued on December 10, 1991; have an Applicable Rate for its Initial Dividend Period equal to 4.50% per annum, have an Initial Dividend Payment Date of January 24, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

                  c. Section 2 (c)(ii) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  The amount of dividends per share payable on the APS on any date on which dividends shall be payable on the APS shall be computed by multiplying the respective Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less that one year and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

                  d. Section 3 (a)(i) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  After the Initial Dividend Period with respect to any series of APS and upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem shares of any series of APS, in whole or in part, on the second Business Day next preceding any Dividend Payment Date applicable to those shares of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days a more no share of APS will be subject to optional redemption during any Non-Call Period; provided, that shares of any series of APS may not be redeemed in part of any such partial redemption fewer than 500 shares of such series remain outstanding.

                  e. Section 5 of Part I of the Certificate of Vote is hereby amended to add to such section as Section 5 (g) the following:

                  Right to Vote with Respect to Certain Other Matters. If the Fund has more then one series of APS outstanding, the affirmative vote of the holders of a majority (unless a higher percentage vote is required under the Declaration of Trust or under this Certificate of Vote) of the outstanding shares of each series of APS, each voting as a separate class, is required with respect to any matter that materially affects the series in a manner different from that of other series of classes of the Fund's shares, including without limitation any proposal to do the following: (1) increase or decrease the aggregate number of authorized shares of the series; (2) effect any exchange, reclassification, or cancellation of all or part of the shares of the series;
(3) effect an exchange, or create aright of exchange, of all or any part of the shares of the series; (4) change the rights or preferences of the shares of the series; (5) change the shares of the series, whether with or without par value, of the same a another class or series; (6) create a new class or series of shares having rights and preferences prior and superior to the shares of the series, or increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of the series; or (7) cancel or otherwise affect distributions on the shares of the series that have accrued but have not been declared. To the extent that the interest of a series of APS affected by a matter are substantially identical to the interests of another series of APS affected by such matter (e.g., a vote of shareholders required under Section 13(a) of the 1940 Act), each such series shall vote together collectively as one class. The vote of holders of each series of APS described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and APS necessary to authorize the action in question.

                  f. Section 6 (a) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $25,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to Section 12 in connection with the liquidation of the Fund.

                  g. Section 15 (f) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of APS Outstanding on such date multiplied by $25,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates far each of the APS Outstanding that follow such Valuation Date;
(C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any premium payable pursuant to a Premium Call Period; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for municipal securities purchased as of such Valuation Date) less (ii) either (A) the face value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) thorough
(i)(G) if such assets mature within the Moody's Exposure Period and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (B) the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the

Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connections with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

                  h. Section 15 (ii) of Part i of the Certificate of Vote is hereby amended to replace such section with the following:

                  "Mandatory Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

                  i. Section 15 (yy) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "Optional Redemption Price" shall mean (i) $25,000 per share of APS in the case of a 7-day or 26-day Dividend Period or a Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

                  j. Section 15 (ppp) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund, and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation within the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000 as determined by the Board of Trustees after consultation with the Broker-Dealers; provided, that during any Special Dividend Period of 365 or more days if, on the date of determination of the Applicable Rate, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

                            ARTICLES OF AMENDMENT TO
                       THE CERTIFICATE OF VOTE OF TRUSTEES
                CHANGING THE TIMING OF CERTAIN REPORTS TO RATING
                                    AGENCIES

                  Van Kampen Ohio Quality Municipal Trust, a Massachusetts business trust (the "Fund"), certifies to the Secretary of State of the Commonwealth of Massachusetts as follows:

         FIRST: On September 25, 2003, the Board of Trustees of the Fund, pursuant to the provisions of Article VI of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Fund and Section 5 of Part I of the Certificate of Vote of Trustees Establishing a Class of Preferred Shares (the "Certificate of Vote") of the Fund, authorized an amendment to the Certificate of Vote to change the timing of filing certain reports with rating agencies from quarterly to annually and to make conforming changes to the Certificate of Vote.

         SECOND: Pursuant to the provisions of Article VI of the Declaration of Trust and Section 5 of Part I of the Certificate of Vote of the Fund, the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

                  A. Section 5 (d) (ii) of Part I of the Certificate of Vote is hereby amended to replace the term "Quarterly Valuation Date" with the term "Annual Valuation Date."

                  B.       The second and third sentences of Section 9(b) of
                           Part I of the Certificate of Vote are hereby amended to replace such sentences with the following:

                           The Fund shall also deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the last Valuation Date of each month on or before the third Business Day after such day. The Fund shall also deliver to S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) an APS Basic Maintenance Report whenever (i) the Fund shall have redeemed APS or Common Shares, (ii) the Fund shall fail to have S&P Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value at least equal to 105% of the APS Basic Maintenance Amount, or (iii) whenever requested by Moody's or S&P, in each case on or before the third Business Day after such day.

                  C. Section 9 (c) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                           Within ten Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that, in such Report, the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Annual Valuation Date, S&P Eligible Assets (if S&P is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

                  D. The final clause of Section 13 (a) (i) of Part I of the Certificate of Vote, which read "there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or" is hereby amended to replace such clause with the following:

                           there shall be an annual audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or

                  E. Section 15 (h) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                           "APS Basic Maintenance Report" shall mean a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), the APS Basic Maintenance Amount, the net asset value and market trading price per Common Share, and the total return percentage for the relevant valuation period.

                  F. Section 15 (ddd) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                           "Annual Valuation Date" shall mean the last Business Day of each fiscal year of the Fund.

                  IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote to be executed as of March 8, 2004.


                                            -----------------------------
                                            A. Thomas Smith III
                                            Vice President and Secretary

State of New York          )
                           )    ss
County of New York         )


                           Then personally appeared before me A. Thomas Smith
III, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Vice President and Secretary of Van Kampen Ohio Quality Municipal Trust.


                                            Before me,



                                            -----------------------------
                                            Notary Public


My commission expires:
                       -------------------

                                   APPENDIX C

                      ANNUAL REPORT OF THE ACQUIRING FUND

Item 1. Report to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Ohio Quality Municipal Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/04

OHIO QUALITY MUNICIPAL TRUST
SYMBOL: VOQ
---------------------------------------------------------
AVERAGE ANNUAL                   BASED ON      BASED ON
TOTAL RETURNS                      NAV       MARKET PRICE

Since Inception (9/27/91)         7.72%         7.09%

10-year                           7.91          7.18

5-year                            8.43          6.78

1-year                            9.39          8.15
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Ohio Municipal Bond Index is a broad-based statistical composite of Ohio municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

Van Kampen Ohio Quality Municipal Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Timothy D. Haney, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The interest-rate environment of the 12 months ended October 31, 2004 was marked by two periods of steadily declining yields, with a significant sell-off in the middle. Yields fell steadily through the first half of the period, approaching the historical lows of 2003. This trend persisted until March, at which point yields reversed direction and began an upward march as prices fell. These losses were steepest in April, as a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the Fed) caused investors to expect a near-term rate increase. Rates went on to decline from May through the end of the period as the market digested the Fed's newly hawkish rate stance. Investors were further comforted when, after the Fed raised rates at its June 30, 2004 meeting, its members indicated that the path of future rate increases would be measured.

Unusually, longer-maturity securities largely outperformed in this period of Fed tightening. Historically, the typical pattern in periods of tightening policy has seen yields rise across all maturities. During the review period, however, yields of shorter maturity bonds rose while those of bonds with longer maturities declined slightly.

Lower-quality municipal bonds also performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds decreased by roughly 20 basis points for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial-revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

Issuance for the first 10 months of 2004 (the final 10 months of the review period) was roughly 6 percent lower than in the same period in 2003. That said, 2003 was a record year, and at the current pace of issuance, 2004 could be one of the largest years in recent memory. The strong supply met with faltering demand from mutual funds, as fund investors withdrew over $15 billion in net cash during the period. This faltering demand was largely offset by increased participation in the market by insurance companies and individual investors.

The Ohio state budget continued to face significant uncertainties during the period. Unlike some other states, Ohio's fiscal position during the period

(1)Team members may change without notice at any time.

continued to suffer from revenue shortfalls. The state was only able to balance its 2004/2005 budget with a one-time tax increase which is set to expire at the end of the budget period.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On both an NAV basis and a market price basis, the trust outperformed its benchmark index, the Lehman Brothers Ohio Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates in the final months of the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the strong performance of the bonds we invested in, leading to the trust's outperformance versus its benchmark, which is unleveraged.

The trust's portfolio experienced significant call activity during the period as issuers sought to refinance their debt at more attractive rates. We continued with our long-term strategy of relative-value trading amongst issues as they moved into and out of fair value. Our purchases during the period emphasized bonds in the 15- to 20-year part of the market, especially those with premium coupons and shorter interest-rate characteristics. We also bought several issues at the long end of the market to take advantage of compelling opportunities there, including some BBB- and A-rated bonds.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

----------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS OHIO
        NAV      MARKET PRICE   MUNICIPAL BOND INDEX

       9.39%        8.15%               5.43%
----------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

We remained focused on controlling the trust's risk profile through attention to credit quality and diversification. By the end of the 12-month period, more than 74 percent of the trust's total investments were invested in bonds rated AAA and AA; these represent the two highest tiers of credit ratings. The portfolio was also well diversified across the major sectors of the municipal-bond market. Its three largest sector exposures were public education, general purpose, and health care.

While it is impossible to predict the exact turning point when interest rates will move decisively higher, we believe the trust remains well positioned for the near future. We will continue to comb the municipal-bond markets for interesting opportunities.

There is no guarantee that any securities will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 10/31/04           TOP 5 SECTORS AS OF 10/31/04
AAA/Aaa                         65.1%       Public Education              24.6%
AA/Aa                            9.5        General Purpose               17.2
A/A                             10.6        Health Care                    9.5
BBB/Baa                          5.1        Single-Family Housing          7.4
Non-Rated                        9.7        Water & Sewer                  6.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  144.2%
          OHIO  128.5%
$1,650    Akron, OH Rev & Impt Var Purp (MBIA Insd) (a)... 5.250%   12/01/17   $  1,844,931
 1,720    Akron, OH Rev & Impt Var Purp (MBIA Insd) (a)... 5.250    12/01/18      1,916,940
 1,000    Akron, OH Rev & Impt Var Purp (MBIA Insd)....... 5.250    12/01/19      1,108,430
 1,000    Athens Cnty, OH Hosp Fac Rev Impt O'Bleness Mem
          Ser A Rfdg...................................... 7.125    11/15/33      1,051,540
 1,435    Avon Lake, OH City Sch Dist Cap Apprec (FGIC
          Insd)...........................................   *      12/01/11      1,123,117
 1,000    Brookville, OH Loc Sch Dist (FSA Insd).......... 5.250    12/01/22      1,090,050
 1,025    Cleveland-Cuyahoga Cnty, OH Port Auth Rev Dev
          Port Cleveland Bd Fd Ser B (AMT) (a)............ 6.500    11/15/14      1,072,539
 1,500    Columbus, OH Tax Increment Fin Rev Easton Proj
          (AMBAC Insd).................................... 5.300    12/01/19      1,656,855
 3,145    Columbus, OH Tax Increment Fin Rev Easton Proj
          (AMBAC Insd).................................... 4.875    12/01/24      3,204,912
 1,000    Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings
          Hall............................................ 7.300    11/15/23      1,014,310
 1,000    Cuyahoga Cnty, OH Hlthcare Fac Rev Mtg Menorah
          Pk Ctr Wiggins Proj............................. 6.800    02/15/35      1,021,000
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj............................................ 7.500    01/01/30      1,108,460
 1,000    Dayton, OH Arpt Rev Rfdg (AMT) (Radian Insd).... 5.350    12/01/32      1,025,710
 1,000    Dublin, OH City Sch Dist Constr & Impt.......... 5.000    12/01/16      1,094,080
 1,625    Edgewood, OH City Sch Dist Cap Apprec Ser A Rfdg
          (MBIA Insd) (a).................................   *      12/01/12      1,208,951
 1,625    Edgewood, OH City Sch Dist Cap Apprec Ser A Rfdg
          (MBIA Insd) (a).................................   *      12/01/14      1,092,536
 2,500    Erie Cnty, OH Hosp Fac Rev Firelands Regl Med
          Ctr Ser A....................................... 5.625    08/15/32      2,575,625
 1,680    Fairfield, OH City Sch Dist Cap Apprec Sch Impt
          Rfdg (FGIC Insd)................................   *      12/01/12      1,248,878
   500    Finneytown, OH Loc Sch Dist (FGIC Insd)......... 6.200    12/01/17        621,480
 1,000    Franklin Cnty, OH Hlthcare Fac Rev OH
          Presbyterian Ser A.............................. 7.125    07/01/29      1,091,040
 1,555    Greene Cnty, OH Swr Sys Rev Govt Enterprise
          (AMBAC Insd).................................... 5.625    12/01/25      1,738,443
 5,000    Hamilton Cnty, OH Sales Tax Sub Ser B Cap Apprec
          (AMBAC Insd)....................................   *      12/01/23      2,021,800
 1,000    Harrison, OH Wastewtr Sys Impt Rfdg (FSA Insd)
          (a)............................................. 5.250    11/01/20      1,097,310
 1,200    Heath, OH City Sch Dist Sch Impt Ser A (FGIC
          Insd)........................................... 5.500    12/01/27      1,308,960
 2,000    Hilliard, OH Sch Dist Cap Apprec Sch Impt (FGIC
          Insd)...........................................   *      12/01/18      1,096,760
   500    Licking Heights, OH Loc Sch Dist Cap Apprec Ser
          A (FGIC Insd) (a)...............................   *      12/01/14        336,300

See Notes to Financial Statements

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$  610    Licking Heights, OH Loc Sch Dist Cap Apprec Ser
          A (FGIC Insd) (a)...............................   *      12/01/15   $    389,357
   745    Licking Heights, OH Loc Sch Dist Cap Apprec Ser
          A (FGIC Insd) (a)...............................   *      12/01/17        429,083
 1,250    London, OH City Sch Dist Sch Fac Constr & Impt
          (FGIC Insd)..................................... 5.500%   12/01/16      1,411,562
 1,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare...... 5.375    10/01/30      1,032,490
 1,500    Lorain Cnty, OH Hosp Rev Mtg Elyria Utd
          Methodist Ser C Rfdg............................ 6.875    06/01/22      1,541,895
 1,580    Lorain, OH Hosp Impt Rev Lakeland Cmnty Hosp Inc
          Proj (Escrowed to Maturity)..................... 6.500    11/15/12      1,586,320
 1,000    Lucas Cnty, OH Hlthcare Fac Rev Sunset
          Retirement Ser A Rfdg........................... 6.375    08/15/15      1,077,050
   500    Mahoning Cnty, OH Hosp Fac Forum Hlth Oblig
          Group Ser A..................................... 6.000    11/15/32        529,515
   955    Marysville, OH Exmp Vlg Sch Dist Cap Apprec Sch
          Impt (AMBAC Insd) (a)...........................   *      12/01/16        581,232
 1,590    Massillon, OH City Sch Dist Var Purp Impt (MBIA
          Insd) (a)....................................... 5.250    12/01/17      1,777,843
 2,665    Medina Cnty, OH Lib Dist (FGIC Insd) (a)........ 5.250    12/01/20      2,934,805
 1,000    Middleburg Heights, OH Southwest Genl Hlth Ctr
          (FSA Insd)...................................... 5.625    08/15/15      1,124,200
 1,000    Montgomery Cnty, OH Hosp Rev Grandview Hosp &
          Med Ctr Rfdg (Prerefunded @ 12/01/09)........... 5.600    12/01/11      1,138,070
 2,650    Montgomery Cnty, OH Wtr Rev Sys Gtr Moraine
          Beaver Rfdg (AMBAC Insd)........................ 5.375    11/15/15      3,001,655
   545    Ohio Hsg Fin Agy Mtg Rev Residential Ser A-1
          (AMT) (GNMA Collateralized)..................... 5.250    09/01/30        556,908
 5,550    Ohio Hsg Fin Agy Single Family Mtg Rev (Escrowed
          to Maturity) (FGIC Insd)........................   *      01/15/15      3,652,344
 5,850    Ohio Hsg Fin Agy Single Family Mtg Rev
          (Prerefunded @ 07/15/14) (FGIC Insd)............   *      01/15/15      3,756,460
 3,065    Ohio Muni Elec Generation Agy Jt Venture 5 Ctf
          Ben Int (MBIA Insd).............................   *      02/15/27        995,543
 1,000    Ohio Muni Elec Generation Agy Jt Venture 5 Ctf
          Ben Int (MBIA Insd).............................   *      02/15/28        306,810
 1,065    Ohio St Dept of Tran Ctf Part Panhandle Rail
          Line Proj (FSA Insd)............................ 6.500    04/15/12      1,068,994
 1,300    Ohio St Higher Ed Fac Commn Higher Ed Fac Univ
          Dayton Proj (AMBAC Insd)........................ 5.500    12/01/30      1,417,572
 2,000    Ohio St Mental Hlth Cap Fac Ser II A (MBIA
          Insd)........................................... 5.250    06/01/16      2,235,680
 1,000    Ohio St Univ Gen Rcpt Ser A..................... 5.125    12/01/31      1,039,740
 1,300    Ohio St Wtr Dev Auth Rev Wtr Dev Fresh Wtr
          Impt............................................ 5.375    12/01/21      1,419,067
   515    Olentangy Loc Sch Dist OH Cap Apprec Sch Fac
          Constr (FSA Insd)...............................   *      12/01/10        422,527

                                               See Notes to Financial Statements

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$  515    Olentangy Loc Sch Dist OH Cap Apprec Sch Fac
          Constr (FSA Insd)...............................   *      12/01/11   $    402,787
 1,415    Ottawa & Glandorf, OH Loc Sch Fac Constr & Impt
          (MBIA Insd) (a)................................. 5.375%   12/01/18      1,595,780
 1,000    Penta Career Ctr OH Ctf (FGIC Insd)............. 5.250    04/01/18      1,110,140
 1,000    Pike Cnty, OH Hlthcare Fac Rev Rfdg............. 6.750    06/01/17        980,860
 1,000    Springboro, OH Cmnty City Sch Dist Sch Impt
          (MBIA Insd)..................................... 5.250    12/01/20      1,105,840
 1,820    Summit Cnty, OH (a)............................. 5.250    12/01/22      1,983,891
 1,395    Summit Cnty, OH................................. 5.250    12/01/23      1,513,993
 1,850    Tipp City, OH Exmp Vlg Sch Dist Sch Fac Constr &
          Impt (FGIC Insd) (a)............................ 5.500    12/01/15      2,079,863
 1,000    Toledo-Lucas Cnty, OH Port Auth Crocker Pk Pub
          Impt Proj....................................... 5.375    12/01/35      1,035,110
 1,000    Toledo-Lucas Cnty, OH Port Auth Fac Cargill Inc
          Proj A Rfdg..................................... 4.800    03/01/22      1,010,750
 1,250    Toledo-Lucas Cnty, OH Port Auth Northwest OH Bd
          Fd Ser D (AMT) (a).............................. 6.900    11/15/20      1,346,413
 1,000    University Cincinnati OH Gen Ser A (FGIC
          Insd)........................................... 5.000    06/01/20      1,067,180
 2,300    University Cincinnati OH Gen Ser F (a).......... 5.375    06/01/16      2,548,791
 1,310    Vandalia, OH Rfdg (AMBAC Insd).................. 5.250    12/01/21      1,447,655
 1,140    West Chester Twp OH Rfdg (AMBAC Insd)........... 5.000    12/01/20      1,220,210
 2,180    Worthington, OH City Sch Dist Rfdg (FGIC Insd)
          (a)............................................. 6.000    06/01/10      2,524,484
 2,050    Zanesville, OH City Sch Dist Sch Impt (MBIA
          Insd) (a)....................................... 5.375    12/01/15      2,320,990
                                                                               ------------
                                                                                 95,492,416
                                                                               ------------
          GUAM  5.7%
 2,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)............ 5.125    10/01/29      2,107,860
 2,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)............ 5.250    10/01/34      2,114,320
                                                                               ------------
                                                                                  4,222,180
                                                                               ------------
          PUERTO RICO  6.2%
 4,570    Puerto Rico Comwlth Pub Impt Rfdg............... 3.000    07/01/06      4,573,519
                                                                               ------------

See Notes to Financial Statements

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          U. S. VIRGIN ISLANDS  3.8%
$1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A..................................... 6.500%   10/01/24   $  1,742,235
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A (ACA Insd).......................... 6.125    10/01/29      1,120,460
                                                                               ------------
                                                                                  2,862,695
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  144.2%
  (Cost $97,753,572)........................................................    107,150,810
SHORT-TERM INVESTMENT  1.1%
  (Cost $800,000)...........................................................        800,000
                                                                               ------------

TOTAL INVESTMENTS  145.3%
  (Cost $98,553,572)........................................................    107,950,810
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%.................................      1,390,848
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (47.1%).................    (35,026,078)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $ 74,315,580
                                                                               ============

    Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) The Trust owns 100% of the bond issuance.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

                                               See Notes to Financial Statements

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2004

ASSETS:
Total Investments (Cost $98,553,572)........................  $107,950,810
Cash........................................................         1,033
Receivables:
  Interest..................................................     1,585,997
  Investments Sold..........................................       170,000
Other.......................................................         1,826
                                                              ------------
    Total Assets............................................   109,709,666
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        55,321
  Income Distributions--Common Shares.......................        23,608
  Other Affiliates..........................................         5,555
Trustees' Deferred Compensation and Retirement Plans........       209,842
Accrued Expenses............................................        73,682
                                                              ------------
    Total Liabilities.......................................       368,008
Preferred Shares (including accrued distributions)..........    35,026,078
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 74,315,580
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($74,315,580 divided by
  4,330,866 shares outstanding).............................  $      17.16
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,330,866 shares issued and
  outstanding)..............................................  $     43,309
Paid in Surplus.............................................    64,197,028
Net Unrealized Appreciation.................................     9,397,238
Accumulated Undistributed Net Investment Income.............       452,239
Accumulated Net Realized Gain...............................       225,766
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 74,315,580
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,400 issued with liquidation preference of
  $25,000 per share)........................................  $ 35,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $109,315,580
                                                              ============

See Notes to Financial Statements

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest....................................................  $5,472,464
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     646,512
Preferred Share Maintenance.................................     100,065
Trustees' Fees and Related Expenses.........................      61,116
Administrative Fee..........................................      31,495
Legal.......................................................      19,472
Custody.....................................................       7,336
Other.......................................................     134,176
                                                              ----------
    Total Expenses..........................................   1,000,172
                                                              ----------
NET INVESTMENT INCOME.......................................  $4,472,292
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  220,957
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   7,347,228
  End of the Period.........................................   9,397,238
                                                              ----------
Net Unrealized Appreciation During the Period...............   2,050,010
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $2,270,967
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (434,281)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $6,308,978
                                                              ==========

                                               See Notes to Financial Statements

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                              FOR THE             FOR THE
                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 4,472,292         $ 4,398,324
Net Realized Gain.......................................        220,957           1,080,352
Net Unrealized Appreciation/Depreciation During the
  Period................................................      2,050,010            (139,308)

Distributions to Preferred Shareholders:
  Net Investment Income.................................       (358,003)           (307,512)
  Net Realized Gain.....................................        (76,278)            (96,411)
                                                            -----------         -----------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      6,308,978           4,935,445

Distributions to Common Shareholders:
  Net Investment Income.................................     (3,974,891)         (4,359,350)
  Net Realized Gain.....................................     (1,024,491)           (837,256)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................      1,309,596            (261,161)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................         25,573             385,457
                                                            -----------         -----------
TOTAL INCREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES................................................      1,335,169             124,296
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     72,980,411          72,856,115
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $452,239 and $315,933,
  respectively).........................................    $74,315,580         $72,980,411
                                                            ===========         ===========

See Notes to Financial Statements

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                              ------------------------------
                                                               2004       2003      2002 (a)
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 16.86    $ 16.92    $ 16.91
                                                              -------    -------    -------
  Net Investment Income.....................................     1.04       1.01       1.14
  Net Realized and Unrealized Gain/Loss.....................      .52        .22        .01
  Common Share Equivalent of Distributions Paid to Preferred
  Shareholders:
    Net Investment Income...................................     (.08)      (.07)      (.12)
    Net Realized Gain.......................................     (.02)      (.02)       -0-
                                                              -------    -------    -------
Total from Investment Operations............................     1.46       1.14       1.03
Distributions Paid to Common Shareholders:
    Net Investment Income...................................     (.92)     (1.01)     (1.02)
    Net Realized Gain.......................................     (.24)      (.19)       -0-
                                                              -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 17.16    $ 16.86    $ 16.92
                                                              =======    =======    =======

Common Share Market Price at End of the Period..............  $ 16.16    $ 16.06    $ 16.95
Total Return (b)............................................    8.15%      1.71%     10.83%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $  74.3    $  73.0    $  72.9
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.37%      1.39%      1.47%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.15%      6.00%      6.83%
Portfolio Turnover..........................................       5%        28%        26%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .93%       .94%       .99%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    5.66%      5.58%      6.13%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    1,400      1,400      1,400
Asset Coverage Per Preferred Share (e)......................  $78,101    $77,138    $77,056
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000    $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets applicable to common shares by .02%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                       TWO MONTHS
YEAR ENDED OCTOBER 31,                   ENDED                   YEAR ENDED AUGUST 31,
---------------------------------     OCTOBER 31,      -----------------------------------------
      2001       2000      1999           1998           1998       1997       1996       1995
------------------------------------------------------------------------------------------------
     $ 16.23   $  15.98   $ 17.57       $  17.57       $  17.23   $  16.55   $  16.60   $  16.24
     -------   --------   -------       --------       --------   --------   --------   --------
        1.18       1.22      1.23            .21           1.26       1.28       1.26       1.27
         .84        .32     (1.51)           .01            .41        .74        -0-        .40
        (.23)      (.34)     (.28)          (.05)          (.29)      (.28)      (.30)      (.33)
        (.07)       -0-       -0-            -0-           (.01)      (.01)       -0-        -0-
     -------   --------   -------       --------       --------   --------   --------   --------
        1.72       1.20      (.56)           .17           1.37       1.73        .96       1.34
        (.85)      (.95)    (1.01)          (.17)         (1.01)     (1.01)     (1.01)      (.98)
        (.19)       -0-      (.02)           -0-           (.02)      (.04)       -0-        -0-
     -------   --------   -------       --------       --------   --------   --------   --------
     $ 16.91   $  16.23   $ 15.98       $  17.57       $  17.57   $  17.23   $  16.55   $  16.60
     =======   ========   =======       ========       ========   ========   ========   ========

     $ 16.25   $14.3125   $ 16.25       $19.0625       $  18.50   $  17.00   $  16.50   $ 15.875
      21.46%     -6.25%    -9.60%          4.00%*        15.39%      9.55%     10.47%      7.34%
     $  72.4   $   69.5   $  68.4       $   74.7       $   74.6   $   72.7   $   69.7   $   69.6
       1.68%      1.71%     1.75%          1.79%          1.75%      1.78%      1.80%      1.81%
       7.22%      7.67%     7.27%          7.06%          7.26%      7.53%      7.55%      8.07%
         24%        36%       20%             0%*            5%         7%         6%        24%

       1.12%      1.13%     1.18%          1.22%          1.18%      1.19%      1.20%      1.19%
       5.80%      5.55%     5.65%          5.44%          5.57%      5.89%      5.75%      6.00%

       1,400      1,400     1,400            700            700        700        700        700
     $76,706   $ 74,623   $73,827       $156,723       $156,609   $153,874   $149,510   $149,421
     $25,000   $ 25,000   $25,000       $ 50,000       $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $ 25,000   $25,000       $ 50,000       $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Ohio Quality Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Ohio municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp., merged into its affiliate, Van Kampen Asset Management (the "Adviser").

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

    At October 31, 2004, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $98,457,761
                                                              ===========
Gross tax unrealized appreciation...........................  $ 9,493,049
Gross tax unrealized depreciation...........................          -0-
                                                              -----------
Net tax unrealized appreciation on investments..............  $ 9,493,049
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                 2004         2003
Distributions paid from:
  Ordinary income...........................................  $  199,889    $ 15,068
  Long-term capital gain....................................     901,862     933,667
                                                              ----------    --------
                                                              $1,101,751    $948,735
                                                              ==========    ========

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book to tax difference relating to excise taxes paid that are not deductible for tax purposes totaling $2,144 was reclassified from accumulated undistributed net investment income to paid in surplus. In addition, a permanent book to tax difference relating to book to tax accretion differences totaling $5,236 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $    944
Undistributed long-term capital gain........................   225,763

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%. In addition, the Trust paid a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from .05% to .00%.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

    For the year ended October 31, 2004, the Trust recognized expenses of approximately $7,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner who provides legal services to the Trust, and is therefore an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2004, the Trust recognized expenses of approximately $25,100 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2004 and 2003, paid in surplus related to common shares aggregated $64,197,028 and $64,173,614, respectively. Transactions in common shares were as follows:

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
Beginning Shares........................................     4,329,371           4,306,817
Shares Issued Through Dividend Reinvestment.............         1,495              22,554
                                                             ---------           ---------
Ending Shares...........................................     4,330,866           4,329,371
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,550,850 and $7,760,213, respectively.

5. PREFERRED SHARES

The Trust has outstanding 1,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 2004 was 1.600%. During the year ended October 31, 2004, the rates ranged from 0.900% to 1.850%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Ohio Quality Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Ohio Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Ohio Quality Municipal Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2004

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2004. The Trust designated 99.9% of the income distributions as a tax-exempt income distribution. Additionally, during the period, the Trust designated and paid $901,862 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company of Act 1940, as amended.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

1) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
R. Craig Kennedy...........................................  3,708,752             38,032
Jack E. Nelson.............................................  3,706,314             40,469
Richard F. Powers, III.....................................  3,711,134             35,650

2) With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                              ----------------------------
                                                              IN FAVOR            WITHHELD
------------------------------------------------------------------------------------------
Hugo Sonnenschein...........................................   1,390                -0-

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, J. Miles Branagan, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Mitchell M. Merin, Wayne W. Whalen, and Suzanne H. Woolsey.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 1991  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

J. Miles Branagan (72)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 1991  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           83       Trustee/Director/Managing
(62)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE



Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1991  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James M. Dykas (38)             Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza                Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                                2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (65)          Executive Vice      Officer     Principal Executive Officer of the Funds since May 2003.
1221 Avenue of the Americas     President and       since 2003  Chief Executive Officer and Chairman of Investor Services.
New York, NY 10020              Principal                       Executive Vice President and Principal Executive Officer of
                                Executive                       funds in the Fund Complex. Managing Director of Morgan
                                Officer                         Stanley. Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                Van Kampen Funds Inc.
                                                1 Parkview Plaza, P.O. Box 5555
                                                Oakbrook Terrace, IL 60181-5555
                                                www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                Copyright (C)2004 Van Kampen
                                                Funds Inc. All rights reserved.
                                                Member NASD/SIPC.
                                                VOQ ANR 12/04 RN04-02816P-Y10/04

                                   APPENDIX D

                        ANNUAL REPORT OF THE TARGET FUND

Item 1.  Reports to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Ohio Value Municipal Income Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/04

OHIO VALUE MUNICIPAL INCOME TRUST
SYMBOL: VOV
------------------------------------------------------
AVERAGE ANNUAL                 BASED ON     BASED ON
TOTAL RETURNS                    NAV      MARKET PRICE

Since Inception (4/30/93)       6.16%         5.58%

10-year                         8.25          8.83

5-year                          8.39         10.14

1-year                          8.74          5.81
------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Ohio Municipal Bond Index is a broad-based statistical composite of Ohio municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

Van Kampen Ohio Value Municipal Income Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Timothy D. Haney, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The interest-rate environment of the 12 months ended October 31, 2004 was marked by two periods of steadily declining yields, with a significant sell-off in the middle. Yields fell steadily through the first half of the period, approaching the historical lows of 2003. This trend persisted until March, at which point yields reversed direction and began an upward march as prices fell. These losses were steepest in April, as a surprisingly strong employment report and signals from members of the Federal Open Market Committee (the Fed) caused investors to expect a near-term rate increase. Rates went on to decline from May through the end of the period as the market digested the Fed's newly hawkish rate stance. Investors were further comforted when, after the Fed raised rates at its June 30, 2004 meeting, its members indicated that the path of future rate increases would be measured.

Unusually, longer-maturity securities largely outperformed in this period of Fed tightening. Historically, the typical pattern in periods of tightening policy has seen yields rise across all maturities. During the review period, however, yields of shorter maturity bonds rose while those of bonds with longer maturities declined slightly.

Lower-quality municipal bonds also performed strongly in this environment, as the difference in yields (known as the "yield spread") between AAA and BBB rated bonds decreased by roughly 20 basis points for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial-revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

Issuance for the first 10 months of 2004 (the final 10 months of the review period) was roughly six percent lower than in the same period in 2003. That said, 2003 was a record year, and at the current pace of issuance, 2004 could well be one of the largest years in recent memory. The strong supply met with faltering demand from mutual funds, as fund investors withdrew over $15 billion in net cash during the period. This faltering demand was largely offset by increased participation in the market by insurance companies and individual investors.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly, as they did during the reporting period. On both an NAV basis and a market price basis, the trust outperformed its benchmark index, the Lehman Brothers Ohio Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates in the final months of the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the strong performance of the bonds the trust invested in, leading to the trust's outperformance versus its benchmark, which is unleveraged.

The trust's portfolio experienced some call activity during the period as issuers sought to refinance their debt at more attractive rates. We also continued with our long-term strategy of relative-value trading amongst issues as they moved into and out of fair value. Our purchases during the period emphasized bonds in the 15- to 20-year part of the market, especially those with premium coupons and shorter interest-rate characteristics. We also bought several issues at the long end of the market, including some BBB- and A-rated bonds, to take advantage of compelling opportunities there.

We remained focused on controlling the trust's risk profile through attention to credit quality and diversification. By the end of the 12-month period, more than 79 percent of the trust's total investments were invested in bonds rated AAA and AA; these represent the two highest tiers of credit ratings. The portfolio was also well diversified across the major sectors of the municipal-bond market. Its three largest sector exposures were public education, health care, and public building.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2004

----------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS OHIO
        NAV      MARKET PRICE   MUNICIPAL BOND INDEX

       8.74%        5.81%              5.43%
----------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

While it is impossible to predict the exact turning point when interest rates will move decisively higher, we believe the trust remains well positioned for the near future. We will continue to comb the municipal bond markets for interesting opportunities.

There is no guarantee that any securities will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 10/31/04
AAA/Aaa                                                           58.7%
AA/Aa                                                             20.8
A/A                                                                5.2
BBB/Baa                                                           10.2
Non-Rated                                                          5.1
TOP 5 SECTORS AS OF 10/31/04
Public Education                                                  25.8%
Health Care                                                       23.6
Public Building                                                   10.5
Transportation                                                     9.7
Higher Education                                                   7.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  152.2%
          OHIO  140.6%
$  400    Akron Bath Copley, OH Jt Twp Hosp Fac Summa Hosp
          Ser A............................................ 5.375%   11/15/18   $    403,476
 1,000    Akron, OH Ctf Part Akron Muni Baseball Stad
          Proj............................................. 6.900    12/01/16      1,078,030
   845    Beavercreek, OH Cap Apprec (MBIA Insd) (b).......   *      02/01/21        399,305
   855    Cleveland Cuyahoga Cnty, OH Port Auth Rev Dev
          Port Cleveland Bd Fd Ser A (LOC: Fifth Third
          Bank)............................................ 6.250    05/15/16        890,773
 1,000    Cuyahoga Cnty, OH Multi-Family Rev Hsg Dalebridge
          Apts (AMT) (GNMA Collateralized)................. 6.500    10/20/20      1,036,010
   400    Cuyahoga Cnty, OH Multi-Family Rev Hsg Wtr Str
          Assoc (AMT) (GNMA Collateralized)................ 6.150    12/20/26        431,836
 1,000    Dayton, OH Arpt Rev Rfdg (AMT) (Radian Insd)..... 5.350    12/01/32      1,025,710
 1,225    Fairfield, OH City Sch Dist (Prerefunded @
          12/01/05) (FGIC Insd)............................ 7.200    12/01/12      1,331,955
 1,000    Franklin Cnty, OH Rev Mtg Seton Square North Proj
          (FHA Gtd)........................................ 6.150    10/01/18      1,021,390
 1,000    Garfield Heights, OH City Sch Dist Sch Impt (FSA
          Insd)............................................ 5.000    12/15/22      1,066,730
 1,000    Greene Cnty, OH Swr Sys Rev Govt Enterprise
          (AMBAC Insd)..................................... 5.625    12/01/25      1,117,970
 2,145    Groveport, OH Inc Tax Rcpt (MBIA Insd) (b)....... 5.000    12/01/20      2,297,274
 2,025    Hamilton Cnty, OH Sales Tax Sub Ser B Cap Apprec
          (AMBAC Insd).....................................   *      12/01/23        818,829
   595    Lake Loc Sch Dist OH Wood Cap Apprec (MBIA Insd)
          (b)..............................................   *      12/01/12        442,662
 1,000    Lakota, OH Loc Sch Dist (AMBAC Insd)............. 7.000    12/01/09      1,196,890
 1,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare....... 5.375    10/01/30      1,032,490
 1,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare Part
          Ser B (MBIA Insd)................................ 5.625    09/01/15      1,108,260
 1,000    Lorain Cnty, OH Hosp Rev EMH Regl Med Ctr Rfdg
          (AMBAC Insd)..................................... 7.750    11/01/13      1,075,670
 1,000    Mahoning Cnty, OH Hosp Fac Forum Hlth Oblig Group
          Ser A............................................ 6.000    11/15/32      1,059,030
   385    Marion Cnty, OH Hosp Rev Cmnty Hosp Impt & Rfdg.. 6.375    05/15/11        404,727
 1,030    Marysville, OH Exmp Vlg Sch Dist Rfdg (MBIA
          Insd)............................................ 5.250    12/01/16      1,157,153
 1,000    Miami Cnty, OH Hosp Fac Rev Impt Upper Vly Med
          Ctr Ser C Rfdg................................... 6.250    05/15/13      1,045,190
 1,000    Miami Univ OH Rfdg (AMBAC Insd).................. 5.000    12/01/22      1,066,510
 1,000    Montgomery Cnty, OH Hosp Rev Grandview Hosp & Med
          Ctr Rfdg (Prerefunded @ 12/01/09)................ 5.600    12/01/11      1,138,070
 2,000    Montgomery Cnty, OH Rev Catholic Hlth Initiatives
          (Escrowed to Maturity)........................... 6.000    12/01/26      2,208,380
 1,000    Ohio Hsg Fin Agy Single Family Mtg Rev
          (Prerefunded @ 01/15/14) (FGIC Insd).............   *      01/15/15        622,740
 1,000    Ohio Muni Elec Generation Agy Jt Venture 5 Ctf
          Ben Int (MBIA Insd)..............................   *      02/15/25        369,310
 1,000    Ohio Muni Elec Generation Agy Jt Venture 5 Ctf
          Ben Int (MBIA Insd)..............................   *      02/15/30        273,950
 1,000    Ohio St Rev Major New St Infrastructure 1........ 5.000    06/15/11      1,113,770

See Notes to Financial Statements

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$2,000    Ohio St Univ Gen Rcpt Ser A...................... 5.000%   12/01/26   $  2,074,640
   845    Penta Career Ctr OH Ctf (FGIC Insd).............. 5.250    04/01/18        938,068
 2,000    Springboro, OH Cmnty City Sch Dist Sch Impt (MBIA
          Insd)............................................ 5.250    12/01/20      2,211,680
 1,895    Sugarcreek, OH Loc Sch Dist Sch Impt & Rfdg (MBIA
          Insd)............................................ 5.250    12/01/27      2,013,059
 1,040    Toledo, OH Sew Sys Rev (AMBAC Insd) (b).......... 5.000    11/15/24      1,097,647
   500    Toledo-Lucas Cnty, OH Port Auth Crocker Park Pub
          Impt Proj........................................ 5.375    12/01/35        517,555
                                                                                ------------
                                                                                  37,086,739
                                                                                ------------

          PUERTO RICO  7.2%
 1,500    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
          Rfdg (FSA Insd) (a).............................. 6.250    07/01/21      1,902,390
                                                                                ------------

          U. S. VIRGIN ISLANDS  4.4%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A...................................... 6.375    10/01/19      1,158,180
                                                                                ------------

TOTAL LONG-TERM INVESTMENTS  152.2%
  (Cost $37,084,521).........................................................     40,147,309
SHORT-TERM INVESTMENT  2.7%
  (Cost $700,000)............................................................        700,000
                                                                                ------------

TOTAL INVESTMENTS  154.9%
  (Cost $37,784,521).........................................................     40,847,309
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%..................................        535,801
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (56.9%)..................    (15,004,530)
                                                                                ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $ 26,378,580
                                                                                ============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) Security converts to a fixed coupon rate at a predetermined date.

(b) The Trust owns 100% of the bond issuance.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

                                              See Notes to Financial Statements

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2004

ASSETS:
Total Investments (Cost $37,784,521)........................  $40,847,309
Cash........................................................       84,112
Receivables:
  Interest..................................................      701,738
  Investments Sold..........................................       25,000
Other.......................................................        1,656
                                                              -----------
    Total Assets............................................   41,659,815
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       20,956
  Income Distributions--Common Shares.......................        5,492
  Other Affiliates..........................................        3,700
Trustees' Deferred Compensation and Retirement Plans........      194,430
Accrued Expenses............................................       52,127
                                                              -----------
    Total Liabilities.......................................      276,705
Preferred Shares (including accrued distributions)..........   15,004,530
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $26,378,580
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($26,378,580 divided by
  1,686,828 shares outstanding).............................  $     15.64
                                                              ===========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 1,686,828 shares issued and
  outstanding)..............................................  $    16,868
Paid in Surplus.............................................   24,027,429
Net Unrealized Appreciation.................................    3,062,788
Accumulated Undistributed Net Investment Income.............      112,765
Accumulated Net Realized Loss...............................     (841,270)
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $26,378,580
                                                              ===========
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 600 issued with liquidation preference of $25,000
  per share)................................................  $15,000,000
                                                              ===========
NET ASSETS INCLUDING PREFERRED SHARES.......................  $41,378,580
                                                              ===========

See Notes to Financial Statements

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2004

INVESTMENT INCOME:
Interest....................................................  $2,073,975
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     245,459
Preferred Share Maintenance.................................      57,251
Trustees' Fees and Related Expenses.........................      53,090
Audit.......................................................      27,350
Legal.......................................................      16,106
Administrative Fee..........................................      11,956
Custody.....................................................       3,338
Other.......................................................      62,158
                                                              ----------
    Total Expenses..........................................     476,708
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,597,267
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   78,479
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   2,461,948
  End of the Period.........................................   3,062,788
                                                              ----------
Net Unrealized Appreciation During the Period...............     600,840
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  679,319
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (157,179)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $2,119,407
                                                              ==========

                                             See Notes to Financial Statements

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                              FOR THE             FOR THE
                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 1,597,267         $ 1,649,052
Net Realized Gain.......................................         78,479             528,879
Net Unrealized Appreciation/Depreciation
  During the Period.....................................        600,840            (475,482)

Distributions to Preferred Shareholders:
  Net Investment Income.................................       (157,179)           (148,484)
                                                            -----------         -----------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      2,119,407           1,553,965
Distributions to Common Shareholders:
  Net Investment Income.................................     (1,497,389)         (1,544,118)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................        622,018               9,847

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................         18,773              46,999
                                                            -----------         -----------
TOTAL INCREASE IN NET ASSETS APPLICABLE TO
  COMMON SHARES.........................................        640,791              56,846
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     25,737,789          25,680,943
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $112,765 and $156,774,
  respectively).........................................    $26,378,580         $25,737,789
                                                            ===========         ===========

See Notes to Financial Statements

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              ------------------------------
                                                               2004       2003      2002 (e)
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 15.27    $ 15.26    $ 15.06
                                                              -------    -------    -------
  Net Investment Income.....................................      .94        .98       1.01
  Net Realized and Unrealized Gain/Loss.....................      .41        .04        .17
  Common Share Equivalent of Distributions Paid to Preferred
  Shareholders:
    Net Investment Income...................................     (.09)      (.09)      (.13)
                                                              -------    -------    -------
Total from Investment Operations............................     1.26        .93       1.05
Distributions Paid to Common Shareholders:
    Net Investment Income...................................     (.89)      (.92)      (.85)
                                                              -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 15.64    $ 15.27    $ 15.26
                                                              =======    =======    =======

Common Share Market Price at End of the Period..............  $ 14.85    $ 14.90    $ 14.85
Total Return (a)............................................    5.81%      6.52%     13.09%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $  26.4    $  25.7    $  25.7
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (b)................................................    1.84%      1.81%      1.83%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (b)...........................    6.17%      6.35%      6.73%
Portfolio Turnover..........................................      16%        28%        33%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (b)................................................    1.17%      1.15%      1.15%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    5.56%      5.78%      5.88%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................      600        600        600
Asset Coverage Per Preferred Share (d)......................  $68,972    $67,899    $67,806
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000    $25,000

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c) Ratios reflect the effect of dividend payments to preferred shareholders.

(d) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(e) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .05%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------
      2001       2000      1999       1998       1997       1996       1995
-----------------------------------------------------------------------------
     $ 13.87   $  13.98   $ 15.72   $  15.16   $  14.48   $  14.32   $  12.36
     -------   --------   -------   --------   --------   --------   --------
         .96       1.07      1.00        .99        .99       1.00        .98
        1.21       (.08)    (1.75)       .56        .64        .09       2.02
        (.28)      (.35)     (.28)      (.29)      (.29)      (.29)      (.33)
     -------   --------   -------   --------   --------   --------   --------
        1.89        .64     (1.03)      1.26       1.34        .80       2.67
        (.70)      (.75)     (.71)      (.70)      (.66)      (.64)      (.71)
     -------   --------   -------   --------   --------   --------   --------
     $ 15.06   $  13.87   $ 13.98   $  15.72   $  15.16   $  14.48   $  14.32
     =======   ========   =======   ========   ========   ========   ========

     $ 13.91   $12.0625   $ 12.25   $13.9375   $12.9375   $  11.75   $  11.75
      21.51%      4.64%    -7.52%     13.24%     16.19%      5.55%     12.04%
     $  25.3   $   23.3   $  23.5   $   26.4   $   25.5   $   24.3   $   24.1
       2.10%      2.11%     2.06%      2.12%      2.23%      2.29%      2.39%
       6.66%      7.67%     6.62%      6.42%      6.75%      7.02%      7.35%
         26%        20%       17%        18%        17%        41%        45%

       1.30%      1.29%     1.29%      1.34%      1.39%      1.41%      1.44%
       4.71%      5.17%     4.74%      4.51%      4.78%      4.95%      4.89%

         600        600       600        300        300        300        300
     $67,215   $ 63,870   $64,181   $138,124   $134,988   $131,142   $130,243
     $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Ohio Value Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Ohio municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp., merged into its affiliate, Van Kampen Asset Management ("the Adviser").

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2004, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the Trust had an

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

accumulated capital loss carryforward for tax purposes of $841,270, of which $82,326 will expire on October 31, 2007, $758,896 will expire on October 31, 2008, and $48 will expire on October 31, 2009.

    At October 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $37,777,812
                                                                ===========
Gross tax unrealized appreciation...........................      3,069,497
Gross tax unrealized depreciation...........................            -0-
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 3,069,497
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                               2004       2003
Distributions paid from:
  Ordinary income...........................................  $15,637    $12,941
  Long-term capital gain....................................      -0-        -0-
                                                              -------    -------
                                                              $15,637    $12,941
                                                              =======    =======

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference of $13,260 related to book and tax accretion differences was reclassified from accumulated net realized loss to accumulated undistributed net investment income. Also, a permanent book and tax difference related to excise taxes paid totaling $32 was reclassified from accumulated undistributed net investment income to paid in surplus.

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $1,149

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%. In addition, the Trust paid a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from .05% to ..00%.

    For the year ended October 31, 2004, the Trust recognized expenses of approximately $3,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner who provides legal services to the Trust, and is therefore an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2004, the Trust recognized expenses of approximately $23,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2004 and 2003, paid in surplus related to common shares aggregated $24,027,429 and $24,008,700, respectively. Transaction in common shares were as follows:

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2004    OCTOBER 31, 2003
Beginning Shares........................................     1,685,625           1,682,608
Shares Issued Through Dividend Reinvestment.............         1,203               3,017
                                                             ---------           ---------
Ending Shares...........................................     1,686,828           1,685,625
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $7,316,106 and $6,242,642, respectively.

5. PREFERRED SHARES

The Trust has outstanding 600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is generally reset every seven days through an auction process. The rate in effect on October 31, 2004 was 1.560%. During the year ended October 31, 2004, the rates ranged from 0.400% to 1.650%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2004 continued

certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Ohio Value Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Ohio Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Ohio Value Municipal Income Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2004

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2004. The Trust designated 99.1% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 23, 2004, where shareholders voted on the election of trustees.

1) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                      # OF SHARES
                                                             -----------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
J. Miles Branagan..........................................  1,384,783             43,181
Linda Hutton Heagy.........................................  1,385,333             42,631
Mitchell M. Merin..........................................  1,385,133             42,831
Wayne W. Whalen............................................  1,385,333             42,631

2) With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                              ----------------------------
                                                              IN FAVOR            WITHHELD
------------------------------------------------------------------------------------------
Rod Dammeyer................................................    502                  91

The other trustees of the Trust whose terms did not expire in 2004 are David C. Arch, Jerry D. Choate, R. Craig Kennedy, Howard J Kerr, Jack Nelson, Richard F. Powers, III, Hugo F. Sonnenschein, and Suzanne H. Woolsey.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             85       Trustee/Director/Managing
Blistex Inc.                               since 1993  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

J. Miles Branagan (72)        Trustee      Trustee     Private investor.              83       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         83       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      85       Trustee/Director/Managing
CAC, L.L.C.                                since 1993  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            83       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      83       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       85       Trustee/Director/Managing
736 North Western Avenue                   since 1993  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            83       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         85       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           83       Trustee/Director/Managing
(62)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            83       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE



Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           85       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        85       Trustee/Director/Managing
333 West Wacker Drive                      since 1993  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such Trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)          Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeitus Investment Management,
                                                                Inc. from January 1997 to July 2000.

James M. Dykas (38)             Chief Financial     Officer     Executive Director of Van Kampen Asset Management and Morgan
1 Parkview Plaza                Officer and         since 1999  Stanley Investment Management. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex. Prior to August
                                                                2004, Assistant Treasurer of funds in the Fund Complex.

Joseph J. McAlinden (61)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020              Chief Investment                Investment Management Inc. and Director of Morgan Stanley
                                Officer                         Trust for over 5 years. Executive Vice President and Chief
                                                                Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                December 2002.

Ronald E. Robison (65)          Executive Vice      Officer     Principal Executive Officer of the Funds since May 2003.
1221 Avenue of the Americas     President and       since 2003  Chief Executive Officer and Chairman of Investor Services.
New York, NY 10020              Principal                       Executive Vice President and Principal Executive Officer of
                                Executive                       funds in the Fund Complex. Managing Director of Morgan
                                Officer                         Stanley. Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc., Morgan
                                                                Stanley Services Company Inc. and Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. Chief Executive
                                                                Officer and Director of Morgan Stanley Trust. Executive Vice
                                                                President and Principal Executive Officer of the
                                                                Institutional and Retail Morgan Stanley Funds; Director of
                                                                Morgan Stanley SICAV; previously Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST           SERVED    DURING PAST 5 YEARS

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                      Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                certain other subsidiaries of Van Kampen Investments. Prior
                                                                August 2004, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                      (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VOV ANR
                                                 12/04 RN04-02815P-Y10/04

                                   APPENDIX E
                              SEMIANNUAL REPORT OF
                               THE ACQUIRING FUND

Item 1. Report to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Ohio Quality Municipal Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/05

OHIO QUALITY MUNICIPAL TRUST
SYMBOL: VOQ
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (9/27/91)             7.64%         7.04%

10-year                               7.14          6.70

5-year                                8.65          8.86

1-year                               11.36         13.47

6-month                               2.74          2.84
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Ohio Municipal Bond Index is a broad-based statistical composite of Ohio municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 6-MONTH PERIOD ENDED APRIL 30, 2005

Van Kampen Ohio Quality Municipal Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Timothy D. Haney and Robert Wimmel; Vice Presidents of the Adviser; and John Reynoldson, Executive Director of the Adviser.

MARKET CONDITIONS

The six-month period ended April 30, 2005, was characterized by continued short-term interest rate increases. As crude oil prices reached record highs, the prospect of rising inflation also cast a shadow. The Federal Open Market Committee (the "Fed") raised the federal funds target rate 100 basis points during the period through a series of four, "measured" 0.25 percent tightenings to 2.75 percent by the end of April. Although rates in the short and intermediate areas of the yield curve shifted upward as the Fed tightened, long-term interest rates fell as buyers did not seem deterred by the prospect of rising inflation. As a result, the yield curve (the difference between short and longer-term yields) flattened and the long end of the municipal market handily outperformed the shorter end.

The municipal market in total posted positive returns during the period, though it was not uniformly strong. In contrast to the strong showing by longer-term bonds, shorter-term municipals were hampered by the Fed's tightening and turned in a flat to slightly negative showing. Within the investment-grade segment of the market, yield differentials between BBB-rated and AAA-rated municipal securities were slightly wider, though BBB-rated securities still outperformed high grades due to their higher coupons, while securities rated below investment grade strongly outperformed as investors sought out their higher yields.

The Fed's interest rate hikes did not appear to dampen investors' appetites for municipal bonds, as net inflows into municipal bond funds topped $290 million during the period. The supply of new issues was modest during the closing months of 2004 (the first two months of the period) before soaring in the opening months of 2005 as long-term issuers rushed to bring securities to market in anticipation of additional interest rate increases in the near term.

The outlook for Ohio's general obligation credit quality has stabilized, although the economic picture has not. The state lowered revenue estimates and used balancing measures such as drawing down reserves to maintain balanced operations. Unlike some other states, revenue growth has been uneven and the state's fiscal recovery is expected to lag economic recovery. Among the positives, revenues for fiscal year 2005 are slightly ahead of estimates and are expected to be stable for the rest of the year. On the downside, unemployment is higher

(1)Team members may change without notice at any time.

than the national average. Additionally, the state budget continues to face uncertainties; education funding is an area of particular concern.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On both an NAV basis and a market price basis, the trust outperformed its benchmark index, the Lehman Brothers Ohio Municipal Bond Index. (See table below.)

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

------------------------------------------------------
                 BASED ON
      BASED ON    MARKET    LEHMAN BROTHERS OHIO
        NAV       PRICE     MUNICIPAL BOND INDEX

       2.74%      2.84%            1.78%
------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the positive performance of the bonds held by the trust.

As part of an ongoing strategy to position the trust for continued increases in short-term interest rates, we trimmed exposure to bonds with maturities in the five- to 15-year range and zero coupon bonds. Our strategy also included adding selectively to the trust's holdings of bonds with longer maturities but moderate interest rate characteristics. Finally, we kept the trust's duration (a measure of overall interest-rate sensitivity) below that of its benchmark.

We continued to focus on relative-value trading between liquid, high-quality securities to capture relative value opportunities identified by our analysts. The trust's overall credit exposure remained tilted toward higher-quality securities, with more than 75 percent of its exposure at the end of the period in bonds rated AA or better. We took advantage of what we believed were some compelling opportunities to add BBB rated securities to the portfolio when our analysts identified securities with attractive structures and yield characteristics. By the end of the period, bonds rated BBB represented more than 5 percent of the portfolio. We also selectively included unrated securities in cases where our internal analysis indicated credit strength comparable to BBB rated securities. This unrated portion totaled 10 percent at of the close of the reporting period. These lower rated and unrated allocations proved beneficial as the market favored higher-coupon securities.

The trust's portfolio remained well diversified across the major sectors of the municipal bond market. At the end of the period, the top three sectors were public education, general purpose and health care.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 4/30/05
AAA/Aaa                                                          64.7%
AA/Aa                                                            10.5
A/A                                                              10.1
BBB/Baa                                                           5.2
Non-Rated                                                         9.5
                                                                -----
                                                                100.0%

TOP 5 SECTORS AS OF 4/30/05
Public Education                                                 22.2%
General Purpose                                                  18.1
Health Care                                                       9.4
Single-Family Housing                                             7.5
Water & Sewer                                                     6.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  145.4%
          OHIO  129.6%
$1,650    Akron, OH Rev & Impt Var Purp (MBIA Insd) (a)... 5.250%   12/01/17   $  1,817,244
 1,720    Akron, OH Rev & Impt Var Purp (MBIA Insd) (a)... 5.250    12/01/18      1,891,948
 1,000    Akron, OH Rev & Impt Var Purp (MBIA Insd)....... 5.250    12/01/19      1,099,970
 1,000    Athens Cnty, OH Hosp Fac Rev Impt O'Bleness Mem
          Ser A Rfdg...................................... 7.125    11/15/33      1,047,380
 1,435    Avon Lake, OH City Sch Dist Cap Apprec
          (FGIC Insd).....................................   *      12/01/11      1,131,210
 1,000    Brookville, OH Loc Sch Dist (FSA Insd).......... 5.250    12/01/22      1,103,530
 1,685    Cleveland, OH Arpt Sys Rev Ser A (FSA Insd)..... 5.000    01/01/31      1,736,443
 1,025    Cleveland-Cuyahoga Cnty, OH Port Auth Rev Dev
          Port Cleveland Bd Fd Ser B (AMT) (a)............ 6.500    11/15/14      1,075,163
 1,000    Cleveland-Cuyahoga Cnty, OH Port Auth Rev Dev
          Rita Proj (Radian Insd)......................... 5.000    11/15/19      1,055,110
 1,500    Columbus, OH Tax Increment Fin Rev Easton Proj
          (Prerefunded @ 06/01/09) (AMBAC Insd)........... 5.300    12/01/19      1,645,560
 3,145    Columbus, OH Tax Increment Fin Rev Easton Proj
          (Prerefunded @ 06/01/09) (AMBAC Insd)........... 4.875    12/01/24      3,399,116
 1,000    Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings Hall
          (Prerefunded @ 11/15/05)........................ 7.300    11/15/23      1,034,730
 1,000    Cuyahoga Cnty, OH Hlthcare Fac Rev Mtg Menorah
          Pk Ctr Wiggins Proj............................. 6.800    02/15/35      1,018,090
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton
          Inc Proj........................................ 7.500    01/01/30      1,124,720
 1,000    Dayton, OH Arpt Rev Rfdg (AMT) (Radian Insd).... 5.350    12/01/32      1,040,370
 1,000    Dublin, OH City Sch Dist Constr & Impt.......... 5.000    12/01/16      1,078,280
 1,625    Edgewood, OH City Sch Dist Cap Apprec Ser A Rfdg
          (MBIA Insd) (a).................................   *      12/01/12      1,220,927
 1,625    Edgewood, OH City Sch Dist Cap Apprec Ser A Rfdg
          (MBIA Insd) (a).................................   *      12/01/14      1,102,887
 2,500    Erie Cnty, OH Hosp Fac Rev Firelands Regl Med
          Ctr Ser A....................................... 5.625    08/15/32      2,600,525
 1,680    Fairfield, OH City Sch Dist Cap Apprec Sch Impt
          Rfdg (FGIC Insd)................................   *      12/01/12      1,262,251
   500    Finneytown, OH Loc Sch Dist (FGIC Insd)......... 6.200    12/01/17        611,115
 1,000    Franklin Cnty, OH Hlthcare Fac Rev OH
          Presbyterian Ser A.............................. 7.125    07/01/29      1,110,840
 1,555    Greene Cnty, OH Swr Sys Rev Govt Enterprise
          (Prerefunded @ 12/01/10) (AMBAC Insd)........... 5.625    12/01/25      1,761,691
 5,000    Hamilton Cnty, OH Sales Tax Sub Ser B Cap Apprec
          (AMBAC Insd)....................................   *      12/01/23      2,127,500
 1,000    Harrison, OH Wastewtr Sys Impt Rfdg
          (FSA Insd) (a).................................. 5.250    11/01/20      1,103,010
 1,200    Heath, OH City Sch Dist Sch Impt Ser A
          (FGIC Insd)..................................... 5.500    12/01/27      1,308,108

See Notes to Financial Statements

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$2,000    Hilliard, OH Sch Dist Cap Apprec Sch Impt (FGIC
          Insd)...........................................   *      12/01/18   $  1,105,900
   500    Licking Heights, OH Loc Sch Dist Cap Apprec Ser
          A (FGIC Insd) (a)...............................   *      12/01/14        339,350
   610    Licking Heights, OH Loc Sch Dist Cap Apprec Ser
          A (FGIC Insd) (a)...............................   *      12/01/15        394,036
   745    Licking Heights, OH Loc Sch Dist Cap Apprec Ser
          A (FGIC Insd) (a)...............................   *      12/01/17        432,860
 1,250    London, OH City Sch Dist Sch Fac Constr & Impt
          (FGIC Insd)..................................... 5.500%   12/01/16      1,394,225
 1,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare...... 5.375    10/01/30      1,046,630
 1,500    Lorain Cnty, OH Hosp Rev Mtg Elyria United
          Methodist Ser C Rfdg (Prerefunded @ 06/01/06)... 6.875    06/01/22      1,591,890
 1,580    Lorain, OH Hosp Impt Rev Lakeland Cmnty Hosp Inc
          Proj (Escrowed to Maturity)..................... 6.500    11/15/12      1,614,160
 1,000    Lucas Cnty, OH Hlthcare Fac Rev Sunset
          Retirement Ser A Rfdg........................... 6.375    08/15/15      1,070,680
   500    Mahoning Cnty, OH Hosp Fac Forum Hlth Oblig
          Group Ser A..................................... 6.000    11/15/32        537,305
   955    Marysville, OH Exmp Vlg Sch Dist Cap Apprec Sch
          Impt (AMBAC Insd) (a)...........................   *      12/01/16        585,673
 1,590    Massillon, OH City Sch Dist Var Purp Impt (MBIA
          Insd) (a)....................................... 5.250    12/01/17      1,751,162
 2,665    Medina Cnty, OH Lib Dist (FGIC Insd) (a)........ 5.250    12/01/20      2,941,707
 1,000    Middleburg Heights, OH Southwest Genl Hlth Ctr
          (FSA Insd)...................................... 5.625    08/15/15      1,090,250
 1,000    Montgomery Cnty, OH Hosp Rev Grandview Hosp &
          Med Ctr Rfdg (Prerefunded @ 12/01/09)........... 5.600    12/01/11      1,097,520
 2,650    Montgomery Cnty, OH Wtr Rev Sys Gtr Moraine
          Beaver Rfdg (AMBAC Insd)........................ 5.375    11/15/15      2,942,586
   460    Ohio Hsg Fin Agy Mtg Rev Residential Ser A-1
          (AMT) (GNMA Collateralized)..................... 5.250    09/01/30        470,815
 5,550    Ohio Hsg Fin Agy Single Family Mtg Rev (Escrowed
          to Maturity) (FGIC Insd)........................   *      01/15/15      3,731,487
 5,850    Ohio Hsg Fin Agy Single Family Mtg Rev
          (Prerefunded @ 07/15/14) (FGIC Insd)............   *      01/15/15      3,841,871
   975    Ohio St Dept of Tran Ctf Part Panhandle Rail
          Line Proj (FSA Insd)............................ 6.500    04/15/12        978,003
 1,300    Ohio St Higher Ed Fac Commn Higher Ed Fac Univ
          Dayton Proj (AMBAC Insd)........................ 5.500    12/01/30      1,427,504
 2,000    Ohio St Mental Hlth Cap Fac Ser II A (MBIA
          Insd)........................................... 5.250    06/01/16      2,191,020
 1,000    Ohio St Univ Gen Rcpt Ser A..................... 5.125    12/01/31      1,053,360
 1,300    Ohio St Wtr Dev Auth Rev Wtr Dev Fresh Wtr Impt
          (Prerefunded @ 06/01/12)........................ 5.375    12/01/21      1,465,282
   515    Olentangy Loc Sch Dist OH Cap Apprec Sch Fac
          Constr (FSA Insd)...............................   *      12/01/10        424,612

                                               See Notes to Financial Statements

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$  515    Olentangy Loc Sch Dist OH Cap Apprec Sch Fac
          Constr (FSA Insd)...............................   *      12/01/11   $    405,975
 1,415    Ottawa & Glandorf, OH Loc Sch Fac Constr & Impt
          (MBIA Insd) (a)................................. 5.375%   12/01/18      1,568,061
 1,000    Penta Career Ctr OH Ctf (FGIC Insd)............. 5.250    04/01/18      1,097,480
 1,000    Pike Cnty, OH Hlthcare Fac Rev Rfdg............. 6.750    06/01/17        983,740
 1,000    Springboro, OH Cmnty City Sch Dist Sch Impt
          (MBIA Insd)..................................... 5.250    12/01/20      1,101,240
 1,820    Summit Cnty, OH (a)............................. 5.250    12/01/22      2,011,792
 1,395    Summit Cnty, OH................................. 5.250    12/01/23      1,540,931
 1,850    Tipp City, OH Exmp Vlg Sch Dist Sch Fac Constr &
          Impt (FGIC Insd) (a)............................ 5.500    12/01/15      2,051,040
 1,000    Toledo-Lucas Cnty, OH Port Auth Crocker Pk Pub
          Impt Proj....................................... 5.375    12/01/35      1,055,840
 1,000    Toledo-Lucas Cnty, OH Port Auth Facs Cargill Inc
          Proj A Rfdg..................................... 4.800    03/01/22      1,017,290
 1,230    Toledo-Lucas Cnty, OH Port Auth Northwest OH Bd
          Fd Ser D (AMT) (a).............................. 6.900    11/15/20      1,325,706
 1,000    University Cincinnati OH Ctf Part Ctr Proj (MBIA
          Insd)........................................... 5.000    06/01/23      1,067,070
 1,000    University Cincinnati OH Gen Ser A (FGIC
          Insd)........................................... 5.000    06/01/20      1,063,060
 2,300    University Cincinnati OH Gen Ser F (a).......... 5.375    06/01/16      2,509,760
 1,310    Vandalia, OH Rfdg (AMBAC Insd).................. 5.250    12/01/21      1,443,148
 1,140    West Chester Twp OH Rfdg (AMBAC Insd)........... 5.000    12/01/20      1,215,571
 2,180    Worthington, OH City Sch Dist Rfdg
          (FGIC Insd) (a)................................. 6.000    06/01/10      2,470,289
                                                                               ------------
                                                                                 95,955,599
                                                                               ------------

          GUAM  5.8%
 2,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)............ 5.125    10/01/29      2,133,320
 2,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)............ 5.250    10/01/34      2,140,480
                                                                               ------------
                                                                                  4,273,800
                                                                               ------------

          PUERTO RICO  6.2%
 4,570    Puerto Rico Comwlth Pub Impt Rfdg............... 3.000    07/01/06      4,570,411
                                                                               ------------

See Notes to Financial Statements

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          U. S. VIRGIN ISLANDS  3.8%
$1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A..................................... 6.500%   10/01/24   $  1,708,155
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A (ACA Insd).......................... 6.125    10/01/29      1,119,510
                                                                               ------------
                                                                                  2,827,665
                                                                               ------------
TOTAL INVESTMENTS  145.4%
  (Cost $98,433,844)........................................................    107,627,475
OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%.................................      1,376,757

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (47.3%).................    (35,005,753)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $ 73,998,479
                                                                               ============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) The Trust owns 100% of the bond issuance.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

                                               See Notes to Financial Statements

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)

ASSETS:
Total Investments (Cost $98,433,844)........................  $107,627,475
Cash........................................................        85,735
Receivables:
  Interest..................................................     1,603,952
  Investments Sold..........................................        20,000
Other.......................................................           296
                                                              ------------
    Total Assets............................................   109,337,458
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        48,891
  Income Distributions--Common Shares.......................        21,680
  Other Affiliates..........................................         4,525
Trustees' Deferred Compensation and Retirement Plans........       220,428
Accrued Expenses............................................        37,702
                                                              ------------
    Total Liabilities.......................................       333,226
Preferred Shares (including accrued distributions)..........    35,005,753
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 73,998,479
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($73,998,479 divided by
  4,330,866 shares outstanding).............................  $      17.09
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,330,866 shares issued and
  outstanding)..............................................  $     43,309
Paid in Surplus.............................................    64,197,028
Net Unrealized Appreciation.................................     9,193,631
Accumulated Undistributed Net Investment Income.............       408,669
Accumulated Net Realized Gain...............................       155,842
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 73,998,479
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,400 issued with liquidation preference of
  $25,000 per share)........................................  $ 35,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $108,998,479
                                                              ============

See Notes to Financial Statements

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $2,700,849
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     296,621
Preferred Share Maintenance.................................      50,933
Trustees' Fees and Related Expenses.........................      17,308
Legal.......................................................      12,890
Custody.....................................................       4,341
Other.......................................................      61,583
                                                              ----------
    Total Expenses..........................................     443,676
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,257,173
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  156,349
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   9,397,238
  End of the Period.........................................   9,193,631
                                                              ----------
Net Unrealized Depreciation During the Period...............    (203,607)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $  (47,258)
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (331,089)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $1,878,826
                                                              ==========

                                               See Notes to Financial Statements

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2005     OCTOBER 31, 2004
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................   $ 2,257,173         $ 4,472,292
Net Realized Gain........................................       156,349             220,957
Net Unrealized Appreciation/Depreciation During the
  Period.................................................      (203,607)          2,050,010
Distributions to Preferred Shareholders:
  Net Investment Income..................................      (313,107)           (358,003)
  Net Realized Gain......................................       (17,982)            (76,278)
                                                            -----------         -----------
Change in Net Assets Applicable to Common Shares from
  Operations.............................................     1,878,826           6,308,978

Distributions to Common Shareholders:
  Net Investment Income..................................    (1,987,636)         (3,974,891)
  Net Realized Gain......................................      (208,291)         (1,024,491)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES..................................      (317,101)          1,309,596

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment...........................................           -0-              25,573
                                                            -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO
  COMMON SHARES..........................................      (317,101)          1,335,169
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period..................................    74,315,580          72,980,411
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $408,669 and $452,239,
  respectively)..........................................   $73,998,479         $74,315,580
                                                            ===========         ===========

See Notes to Financial Statements

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       SIX
                                                     MONTHS
                                                      ENDED
                                                    APRIL 30,    ------------------------------
                                                      2005        2004       2003      2002 (a)
                                                    -------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..........   $ 17.16     $ 16.86    $ 16.92    $ 16.91
                                                     -------     -------    -------    -------
  Net Investment Income...........................       .52        1.04       1.01       1.14
  Net Realized and Unrealized Gain/Loss...........      (.01)        .52        .22        .01
Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income.........................      (.07)       (.08)      (.07)      (.12)
    Net Realized Gain.............................       -0-(f)     (.02)      (.02)       -0-
                                                     -------     -------    -------    -------
Total from Investment Operations..................       .44        1.46       1.14       1.03
Distributions Paid to Common Shareholders:
    Net Investment Income.........................      (.46)       (.92)     (1.01)     (1.02)
    Net Realized Gain.............................      (.05)       (.24)      (.19)       -0-
                                                     -------     -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD................   $ 17.09     $ 17.16    $ 16.86    $ 16.92
                                                     =======     =======    =======    =======

Common Share Market Price at End of the Period....   $ 16.11     $ 16.16    $ 16.06    $ 16.95
Total Return (b)..................................     2.84%*      8.15%      1.71%     10.83%
Net Assets Applicable to Common Shares at End of
  the Period (In millions)........................   $  74.0     $  74.3    $  73.0    $  72.9
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (c)............................     1.21%       1.37%      1.39%      1.47%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (c)..........     6.17%       6.15%      6.00%      6.83%
Portfolio Turnover................................        4%*         5%        28%        26%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (c)............................      .82%        .93%       .94%       .99%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)..........     5.32%       5.66%      5.58%      6.13%

SENIOR SECURITIES:
Total Preferred Shares Outstanding................     1,400       1,400      1,400      1,400
Asset Coverage Per Preferred Share (e)............   $77,860     $78,101    $77,138    $77,056
Involuntary Liquidating Preference Per Preferred
  Share...........................................   $25,000     $25,000    $25,000    $25,000
Average Market Value Per Preferred Share..........   $25,000     $25,000    $25,000    $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets applicable to common shares by .02%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(f)Amount is less than $.01.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

                                        TWO
                                      MONTHS
YEAR ENDED OCTOBER 31,                 ENDED                YEAR ENDED AUGUST 31,
---------------------------------   OCTOBER 31,   -----------------------------------------
      2001       2000      1999        1998         1998       1997       1996       1995
-------------------------------------------------------------------------------------------
     $ 16.23   $  15.98   $ 17.57    $  17.57     $  17.23   $  16.55   $  16.60   $  16.24
     -------   --------   -------    --------     --------   --------   --------   --------
        1.18       1.22      1.23         .21         1.26       1.28       1.26       1.27
         .84        .32     (1.51)        .01          .41        .74        -0-        .40
        (.23)      (.34)     (.28)       (.05)        (.29)      (.28)      (.30)      (.33)
        (.07)       -0-       -0-         -0-         (.01)      (.01)       -0-        -0-
     -------   --------   -------    --------     --------   --------   --------   --------
        1.72       1.20      (.56)        .17         1.37       1.73        .96       1.34
        (.85)      (.95)    (1.01)       (.17)       (1.01)     (1.01)     (1.01)      (.98)
        (.19)       -0-      (.02)        -0-         (.02)      (.04)       -0-        -0-
     -------   --------   -------    --------     --------   --------   --------   --------
     $ 16.91   $  16.23   $ 15.98    $  17.57     $  17.57   $  17.23   $  16.55   $  16.60
     =======   ========   =======    ========     ========   ========   ========   ========

     $ 16.25   $14.3125   $ 16.25    $19.0625     $  18.50   $  17.00   $  16.50   $ 15.875
      21.46%     -6.25%    -9.60%       4.00%*      15.39%      9.55%     10.47%      7.34%
     $  72.4   $   69.5   $  68.4    $   74.7     $   74.6   $   72.7   $   69.7   $   69.6
       1.68%      1.71%     1.75%       1.79%        1.75%      1.78%      1.80%      1.81%
       7.22%      7.67%     7.27%       7.06%        7.26%      7.53%      7.55%      8.07%
         24%        36%       20%          0%*          5%         7%         6%        24%

       1.12%      1.13%     1.18%       1.22%        1.18%      1.19%      1.20%      1.19%
       5.80%      5.55%     5.65%       5.44%        5.57%      5.89%      5.75%      6.00%

       1,400      1,400     1,400         700          700        700        700        700
     $76,706   $ 74,623   $73,827    $156,723     $156,609   $153,874   $149,510   $149,421
     $25,000   $ 25,000   $25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $ 25,000   $25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Ohio Quality Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Ohio municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2005, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    At April 30, 2005, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $98,329,728
                                                              ===========
Gross tax unrealized appreciation...........................  $ 9,301,883
Gross tax unrealized depreciation...........................       (4,136)
                                                              -----------
Net tax unrealized appreciation on investments..............  $ 9,297,747
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2004 was as follows:

Distributions paid from:
  Ordinary income...........................................  $  199,889
  Long-term capital gain....................................     901,862
                                                              ----------
                                                              $1,101,751
                                                              ==========

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $    944
Undistributed long-term capital gain........................   225,763

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended April 30, 2005, the Trust recognized expenses of approximately $3,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2005, the Trust recognized expenses of approximately $16,300 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2005 and October 31, 2004, paid in surplus related to common shares aggregated $64,197,028 for both periods. Transactions in common shares were as follows:

                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2005     OCTOBER 31, 2004
Beginning Shares........................................     4,330,866           4,329,371
Shares Issued Through Dividend Reinvestment.............           -0-               1,495
                                                             ---------           ---------
Ending Shares...........................................     4,330,866           4,330,866
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $4,920,748 and $4,823,014, respectively.

5. PREFERRED SHARES

The Trust has outstanding 1,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2005 was 3.000%. During the six months ended April 30, 2005, the rates ranged from 1.600% to 3.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

6. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. TRUST MERGER

On May 11, 2005, the Trustees of Ohio Value Municipal Income Trust ("Target Trust") announced its intention to merge the Target Trust into Ohio Quality Municipal Trust ("Acquiring Trust"). The Trustees of each of the trusts have approved in principal an agreement and plan of reorganization between the trusts providing for a transfer of assets and liabilities of the Target Trust to the Acquiring Trust in exchange for shares of beneficial

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

interest of the Acquiring Trust (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Trust.

8. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may invest up to 15% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Trust may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Trust may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President and
Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and
Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC.
VOQ SAR 6/05 RN05-01301P-Y04/05
                                                   (VAN KAMPEN INVESTMENTS LOGO)

                                   APPENDIX F
                      SEMIANNUAL REPORT OF THE TARGET FUND

Item 1. Report to Shareholders

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Ohio Value Municipal Income Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/05

OHIO VALUE MUNICIPAL INCOME TRUST
SYMBOL: VOV
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (4/30/93)             6.15%         5.57%

10-year                               7.29          7.30

5-year                                8.67         10.02

1-year                               10.95         13.82

6-month                               2.96          2.55
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Ohio Municipal Bond Index is a broad-based statistical composite of Ohio municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 6-MONTH PERIOD ENDED APRIL 30, 2005

Van Kampen Ohio Value Municipal Income Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Timothy D. Haney and Robert Wimmel, Vice Presidents of the Adviser; and John Reynoldson, Executive Director of the Adviser.

MARKET CONDITIONS

The six-month period ended April 30, 2005, was characterized by continued short-term interest rate increases. As crude oil prices reached record highs, the prospect of rising inflation also cast a shadow. The Federal Open Market Committee (the "Fed") raised the federal funds target rate 100 basis points during the period through a series of four "measured" 0.25 percent tightenings to 2.75 percent by the end of April. Although rates in the short and intermediate areas of the yield curve shifted upward as the Fed tightened, long-term interest rates fell as buyers did not seem deterred by the prospect of rising inflation. As a result, the yield curve (the difference between short and longer-term yields) flattened and the long end of the municipal market handily outperformed the shorter end.

The municipal market in total posted positive returns during the period, though it was not uniformly strong. In contrast to the strong showing by longer-term bonds, shorter-term municipals were hampered by the Fed's tightening and turned in a flat to slightly negative showing. Within the investment-grade segment of the market, yield differentials between BBB-rated and AAA-rated municipal securities were slightly wider, though BBB-rated securities still outperformed high grades due to their higher coupons, while securities rated below investment grade strongly outperformed as investors sought out their higher yields.

The Fed's interest rate hikes did not appear to dampen investors' appetites for municipal bonds, as net inflows into municipal bond funds topped $290 million during the period. The supply of new issues was modest during the closing months of 2004 (the first two months of the period) before soaring in the opening months of 2005 as long-term issuers rushed to bring securities to market in anticipation of additional interest rate increases in the near term.

The outlook for Ohio's general obligation credit quality has stabilized, although the economic picture has not. The state lowered revenue estimates and used balancing measures such as drawing down reserves to maintain balanced operations. Unlike some other states, revenue growth has been uneven. Among the positives, revenues for fiscal year 2005 are slightly ahead of estimates. On the downside, unemployment is higher than the national average. Additionally,

(1)Team members may change without notice at any time.

the state budget continues to face uncertainties; education funding is an area of particular concern.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On both an NAV basis and a market price basis, the trust outperformed its benchmark index, the Lehman Brothers Ohio Municipal Bond Index. (See table below.)

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

----------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS OHIO
        NAV      MARKET PRICE   MUNICIPAL BOND INDEX

       2.96%        2.55%              1.78%
----------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the positive performance of the bonds held by the trust.

As part of an ongoing strategy to position the trust for continued increases in short-term interest rates, we trimmed exposure to bonds with maturities in the five- to 15-year range and zero coupon bonds. Our strategy also included adding selectively to the trust's holdings of bonds with longer maturities but moderate interest rate characteristics. Finally, we kept the trust's duration (a measure of overall interest-rate sensitivity) below that of its benchmark.

We continued to focus on relative-value trading between liquid, high-quality securities to capture relative value opportunities identified by our analysts. The trust's overall credit exposure remained tilted toward higher-quality securities, with more than 80 percent of its exposure at the end of the period in bonds rated AA or better. We took advantage of what we believed were some compelling opportunities to add BBB rated securities to the portfolio when our analysts identified securities with attractive structures and yield characteristics.

By the end of the period, bonds rated BBB represented approximately 13 percent of the portfolio. This allocation proved beneficial as the market favored higher-coupon securities.

The trust's portfolio remained well diversified across the major sectors of the municipal bond market. At the end of the period, the top three sectors were health care, public education, and higher education.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

TOP 5 SECTORS AS OF 4/30/05                 RATINGS ALLOCATION AS OF 4/30/05
Health Care                   23.3%         AAA/Aaa                         57.5%
Public Education              22.6          AA/Aa                           23.1
Higher Education              10.4          A/A                              3.3
Public Building               10.4          BBB/Baa                         12.6
Transportation                 7.4          Non-Rated                        3.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  153.8%
          OHIO  142.3%
$  400    Akron Bath Copley, OH Jt Twp Hosp Fac Summa Hosp
          Ser A............................................ 5.375%   11/15/18   $    411,088
 1,000    Akron, OH Ctf Part Akron Muni Baseball Stad
          Proj............................................. 6.900    12/01/16      1,063,110
   850    Cleveland Cuyahoga Cnty, OH Port Auth Rev Dev
          Port Cleveland Bd Fd Ser A (LOC: Fifth Third
          Bank)............................................ 6.250    05/15/16        889,227
 1,000    Cleveland-Cuyahoga Cnty, OH Port Auth Rev Dev
          Fenn Proj (AMBAC Insd)........................... 5.000    08/01/28      1,055,200
   850    Cleveland-Cuyahoga Cnty, OH Port Auth Rev Dev
          Rita Proj (Radian Insd).......................... 5.000    11/15/19        896,843
 1,000    Cuyahoga Cnty, OH Multi-Family Rev Hsg Dalebridge
          Apts (AMT) (GNMA Collateralized)................. 6.500    10/20/20      1,027,010
   400    Cuyahoga Cnty, OH Multi-Family Rev Hsg Wtr Str
          Assoc (AMT) (GNMA Collateralized)................ 6.150    12/20/26        430,820
 1,000    Dayton, OH Arpt Rev Rfdg (AMT) (Radian Insd)..... 5.350    12/01/32      1,040,370
 1,225    Fairfield, OH City Sch Dist (Prerefunded @
          12/01/05) (FGIC Insd)............................ 7.200    12/01/12      1,294,127
 1,000    Franklin Cnty, OH Rev Mtg Seton Square North Proj
          (FHA Gtd)........................................ 6.150    10/01/18      1,021,190
 1,000    Garfield Heights, OH City Sch Dist Sch Impt (FSA
          Insd)............................................ 5.000    12/15/22      1,075,790
 1,000    Greene Cnty, OH Swr Sys Rev Govt Enterprise
          (Prerefunded @ 12/01/10) (AMBAC Insd)............ 5.625    12/01/25      1,132,920
 2,145    Groveport, OH Inc Tax Rcpt (MBIA Insd) (a)....... 5.000    12/01/20      2,288,478
 2,025    Hamilton Cnty, OH Sales Tax Sub Ser B Cap Apprec
          (AMBAC Insd).....................................   *      12/01/23        861,638
   595    Lake Loc Sch Dist OH Wood Cap Apprec (MBIA Insd)
          (a)..............................................   *      12/01/12        447,047
 1,000    Lakota, OH Loc Sch Dist (AMBAC Insd)............. 7.000    12/01/09      1,162,430
 1,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare....... 5.375    10/01/30      1,046,630
 1,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare Part
          Ser B (MBIA Insd)................................ 5.625    09/01/15      1,074,280
 1,000    Lorain Cnty, OH Hosp Rev EMH Regl Med Ctr Rfdg
          (AMBAC Insd)..................................... 7.750    11/01/13      1,043,930
 1,000    Mahoning Cnty, OH Hosp Fac Forum Hlth Oblig Group
          Ser A............................................ 6.000    11/15/32      1,074,610
   385    Marion Cnty, OH Hosp Rev Cmnty Hosp Impt &
          Rfdg............................................. 6.375    05/15/11        402,337
 1,000    Miami Cnty, OH Hosp Fac Rev Impt Upper Vly Med
          Ctr Ser C Rfdg................................... 6.250    05/15/13      1,042,170
 1,000    Miami Univ OH Rfdg (AMBAC Insd).................. 5.000    12/01/22      1,075,660
 1,000    Montgomery Cnty, OH Hosp Rev Grandview Hosp & Med
          Ctr Rfdg (Prerefunded @ 12/01/09)................ 5.600    12/01/11      1,097,520
 2,000    Montgomery Cnty, OH Rev Catholic Hlth Initiatives
          (Escrowed to Maturity)........................... 6.000    12/01/26      2,273,940
 1,000    Ohio Hsg Fin Agy Single Family Mtg Rev
          (Prerefunded @ 01/15/14) (FGIC Insd).............   *      01/15/15        639,590
 1,000    Ohio Muni Elec Generation Agy Jt Venture 5 Ctf
          Ben Int (MBIA Insd)..............................   *      02/15/25        398,690
 1,000    Ohio Muni Elec Generation Agy Jt Venture 5 Ctf
          Ben Int (MBIA Insd)..............................   *      02/15/30        304,780
 1,000    Ohio St Rev Major New St Infrastructure 1........ 5.000    06/15/11      1,091,490

See Notes to Financial Statements

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$2,000    Ohio St Univ Gen Rcpt Ser A...................... 5.000%   12/01/26   $  2,097,680
   845    Penta Career Ctr OH Ctf (FGIC Insd).............. 5.250    04/01/18        927,371
 2,000    Springboro, OH Cmnty City Sch Dist Sch Impt (MBIA
          Insd)............................................ 5.250    12/01/20      2,202,480
 1,895    Sugarcreek, OH Loc Sch Dist Sch Impt & Rfdg (MBIA
          Insd)............................................ 5.250    12/01/27      2,072,599
 1,040    Toledo, OH Sew Sys Rev (AMBAC Insd) (a).......... 5.000    11/15/24      1,111,438
   500    Toledo-Lucas Cnty, OH Port Auth Crocker Park Pub
          Impt Proj........................................ 5.375    12/01/35        527,920
                                                                                ------------
                                                                                  37,602,403
                                                                                ------------
          PUERTO RICO  7.2%
 1,500    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
          Rfdg (FSA Insd).................................. 6.250    07/01/21      1,904,145
                                                                                ------------

          U. S. VIRGIN ISLANDS  4.3%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A...................................... 6.375    10/01/19      1,140,350
                                                                                ------------

TOTAL LONG-TERM INVESTMENTS  153.8%
  (Cost $37,575,451).........................................................     40,646,898

SHORT-TERM INVESTMENT  1.1%
  (Cost $300,000)............................................................        300,000
                                                                                ------------

TOTAL INVESTMENTS  154.9%
  (Cost $37,875,451).........................................................     40,946,898
OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%..................................        497,766
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (56.8%)..................    (15,006,660)
                                                                                ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $ 26,438,004
                                                                                ============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) The Trust owns 100% of the bond issuance.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

                                               See Notes to Financial Statements

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)

ASSETS:
Total Investments (Cost $37,875,451)........................  $40,946,898
Cash........................................................       43,318
Receivables:
  Interest..................................................      711,359
  Investments Sold..........................................        5,000
Other.......................................................          970
                                                              -----------
    Total Assets............................................   41,707,545
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       18,581
  Income Distributions--Common Shares.......................        4,245
  Other Affiliates..........................................        1,090
Trustees' Deferred Compensation and Retirement Plans........      203,202
Accrued Expenses............................................       35,763
                                                              -----------
    Total Liabilities.......................................      262,881
Preferred Shares (including accrued distributions)..........   15,006,660
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $26,438,004
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($26,438,004 divided by
  1,688,099 shares outstanding).............................  $     15.66
                                                              ===========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 1,688,099 shares issued and
  outstanding)..............................................  $    16,881
Paid in Surplus.............................................   24,047,221
Net Unrealized Appreciation.................................    3,071,447
Accumulated Undistributed Net Investment Income.............       80,499
Accumulated Net Realized Loss...............................     (778,044)
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $26,438,004
                                                              ===========
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 600 issued with liquidation preference of $25,000
  per share)................................................  $15,000,000
                                                              ===========
NET ASSETS INCLUDING PREFERRED SHARES.......................  $41,438,004
                                                              ===========

See Notes to Financial Statements

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $1,027,936
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     112,579
Preferred Share Maintenance.................................      28,211
Trustees' Fees and Related Expenses.........................      14,554
Audit.......................................................      12,699
Legal.......................................................       8,852
Custody.....................................................       2,853
Other.......................................................      31,669
                                                              ----------
    Total Expenses..........................................     211,417
                                                              ----------
NET INVESTMENT INCOME.......................................  $  816,519
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   63,226
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   3,062,788
  End of the Period.........................................   3,071,447
                                                              ----------
Net Unrealized Appreciation During the Period...............       8,659
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $   71,885
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (124,914)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $  763,490
                                                              ==========

                                               See Notes to Financial Statements

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2005     OCTOBER 31, 2004
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $   816,519         $ 1,597,267
Net Realized Gain.......................................         63,226              78,479
Net Unrealized Appreciation During the Period...........          8,659             600,840
Distributions to Preferred Shareholders:
  Net Investment Income.................................       (124,914)           (157,179)
                                                            -----------         -----------
Change in Net Assets Applicable to Common Shares from
  Operations............................................        763,490           2,119,407
Distributions to Common Shareholders:
  Net Investment Income.................................       (723,871)         (1,497,389)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................         39,619             622,018

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................         19,805              18,773
                                                            -----------         -----------
TOTAL INCREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES................................................         59,424             640,791
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     26,378,580          25,737,789
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $80,499 and $112,765,
  respectively).........................................    $26,438,004         $26,378,580
                                                            ===========         ===========

See Notes to Financial Statements

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX MONTHS
                                                              ENDED
                                                            APRIL 30,     ------------------
                                                               2005        2004       2003
                                                            --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................  $ 15.64      $ 15.27    $ 15.26
                                                             -------      -------    -------
  Net Investment Income....................................      .48          .94        .98
  Net Realized and Unrealized Gain/Loss....................      .04          .41        .04
Common Share Equivalent of Distributions Paid to Preferred
  Shareholders:
    Net Investment Income..................................     (.07)        (.09)      (.09)
                                                             -------      -------    -------
Total from Investment Operations...........................      .45         1.26        .93
Distributions Paid to Common Shareholders:
    Net Investment Income..................................     (.43)        (.89)      (.92)
                                                             -------      -------    -------
NET ASSET VALUE, END OF THE PERIOD.........................  $ 15.66      $ 15.64    $ 15.27
                                                             =======      =======    =======

Common Share Market Price at End of the Period.............  $ 14.81      $ 14.85    $ 14.90
Total Return (b)...........................................    2.55%*       5.81%      6.52%
Net Assets Applicable to Common Shares at End of the Period
  (In millions)............................................  $  26.4      $  26.4    $  25.7
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (c)........................................    1.62%        1.84%      1.81%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)..........................    6.27%        6.17%      6.35%
Portfolio Turnover.........................................       4%*         16%        28%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)...............................................    1.03%        1.17%      1.15%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)..........................    5.31%        5.56%      5.78%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.........................      600          600        600
Asset Coverage Per Preferred Share (e).....................  $69,074      $68,972    $67,899
Involuntary Liquidating Preference Per Preferred Share.....  $25,000      $25,000    $25,000
Average Market Value Per Preferred Share...................  $25,000      $25,000    $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .05%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.


YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------------------------
     2002 (a)    2001       2000      1999       1998       1997       1996       1995
----------------------------------------------------------------------------------------
     $ 15.06    $ 13.87   $  13.98   $ 15.72   $  15.16   $  14.48   $  14.32   $  12.36
     -------    -------   --------   -------   --------   --------   --------   --------
        1.01        .96       1.07      1.00        .99        .99       1.00        .98
         .17       1.21       (.08)    (1.75)       .56        .64        .09       2.02
        (.13)      (.28)      (.35)     (.28)      (.29)      (.29)      (.29)      (.33)
     -------    -------   --------   -------   --------   --------   --------   --------
        1.05       1.89        .64     (1.03)      1.26       1.34        .80       2.67
        (.85)      (.70)      (.75)     (.71)      (.70)      (.66)      (.64)      (.71)
     -------    -------   --------   -------   --------   --------   --------   --------
     $ 15.26    $ 15.06   $  13.87   $ 13.98   $  15.72   $  15.16   $  14.48   $  14.32
     =======    =======   ========   =======   ========   ========   ========   ========

     $ 14.85    $ 13.91   $12.0625   $ 12.25   $13.9375   $12.9375   $  11.75   $  11.75
      13.09%     21.51%      4.64%    -7.52%     13.24%     16.19%      5.55%     12.04%
     $  25.7    $  25.3   $   23.3   $  23.5   $   26.4   $   25.5   $   24.3   $   24.1
       1.83%      2.10%      2.11%     2.06%      2.12%      2.23%      2.29%      2.39%
       6.73%      6.66%      7.67%     6.62%      6.42%      6.75%      7.02%      7.35%
         33%        26%        20%       17%        18%        17%        41%        45%

       1.15%      1.30%      1.29%     1.29%      1.34%      1.39%      1.41%      1.44%
       5.88%      4.71%      5.17%     4.74%      4.51%      4.78%      4.95%      4.89%

         600        600        600       600        300        300        300        300
     $67,806    $67,215   $ 63,870   $64,181   $138,124   $134,988   $131,142   $130,243
     $25,000    $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000    $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Ohio Value Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Ohio municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2005, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2004, the Trust had an accumulated capital loss carryforward for tax purposes of $841,270, of which $82,326 will expire on October 31, 2007, $758,896 will expire on October 31, 2008, and $48 will expire on October 31, 2009.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    At April 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $37,867,949
                                                              ===========
Gross tax unrealized appreciation...........................  $ 3,082,762
Gross tax unrealized depreciation...........................       (3,813)
                                                              -----------
Net tax unrealized appreciation on investments..............  $ 3,078,949
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2004 was as follows:

Distributions paid from:
  Ordinary income...........................................  $15,637
  Long-term capital gain....................................      -0-
                                                              -------
                                                              $15,637
                                                              =======

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $1,149

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended April 30, 2005, the Trust recognized expenses of approximately $1,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2005, the Trust recognized expenses of approximately $13,300 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to

 VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2005 and October 31, 2004, paid in surplus related to common shares aggregated $24,047,221 and $24,027,429, respectively.

    Transactions in common shares were as follows:

                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2005     OCTOBER 31, 2004
Beginning Shares........................................     1,686,828           1,685,625
Shares Issued Through Dividend Reinvestment.............         1,271               1,203
                                                             ---------           ---------
Ending Shares...........................................     1,688,099           1,686,828
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,933,536 and $1,530,678, respectively.

5. PREFERRED SHARES

The Trust has outstanding 600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is generally reset every seven days through an auction process. The rate in effect on April 30, 2005 was 2.850%. During the six months ended April 30, 2005, the rates ranged from 1.088% to 2.850%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. TRUST MERGER

On May 11, 2005, the Trustees of Ohio Value Municipal Income Trust ("Target Trust") announced its intention to merge the Target Trust into Ohio Quality Municipal Trust ("Acquiring Trust"). The Trustees of each of the trusts have approved in principal an agreement and plan of reorganization between the trusts providing for a transfer of assets and liabilities of the Target Trust to the Acquiring Trust in exchange for shares of beneficial interest of the Acquiring Trust (the "Reorganization"). The Reorganization is subject to the

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

approval by the shareholders of the Target Trust. The issuance of additional common shares of the Acquiring Trust is subject to the approval of the shareholders of the Acquiring Trust.

8. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may invest up to 15% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Trust may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Trust may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN OHIO VALUE MUNICIPAL TRUST

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President
and Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President
and Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC.
VOV SAR 6/05 RN05-01302P-N04/05
                                                   (VAN KAMPEN INVESTMENTS LOGO)

                                   APPENDIX G
                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

IV.      POLICY STATEMENT

         Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients apply to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policies and procedures and general guidelines in this section will be reviewed and updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

         Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds) (collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Boards of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

         Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS and IRRC recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS and IRRC recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

         Voting Proxies for Certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

III.     GENERAL PROXY VOTING GUIDELINES

         To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

VI.      GUIDELINES

         A.   MANAGEMENT PROPOSALS

              1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

                  o     Selection or ratification of auditors.

                  o Approval of financial statements, director and auditor reports.

                  o     General updating/corrective amendments to the chatter.

                  o     Approval of the payment of a dividend.

                  o Proposals to limit Directors' liability and/or broaden indemnification of Directors.

                  o Proposals requiring that a certain percentage (up to 66%) of the company's Board members be independent Directors.

                  o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  o Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

                  o     Proposals to eliminate cumulative voting.

                  o     Proposals to eliminate preemptive rights.

                  o Proposals for confidential voting and independent tabulation of voting results.

                  o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

              2. Election of Directors. In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, will be voted in support of nominees of management.

                        Unless otherwise determined by the Proxy Review
                  Committee, a withhold vote will be made where:

                        (i) A nominee has, or any time during the previous three years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

                        (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

                        (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

              3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

                  CAPITALIZATION CHANGES

                  o Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

                  o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if. (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                  o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

                  o     Proposals for share repurchase plans.

                  o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

                  o     Proposals to effect stock splits.

                  o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

                  COMPENSATION

                  o Proposals relating to Director fees, provided the amounts are not excessive relative to outer companies in the country or industry.

                  o Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

                  o Proposals for the establishment of Employee Stock Option Plans and other employee ownership plans.

                  ANTI-TAKEOVER MATTERS

                  o Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

                  o Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

              4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

                  o Proposals to establish cumulative voting rights in the election of directors.

                  o Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

                  o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or super-voting rights.

                  o     Proposals to create "blank check" preferred stock.

                  o Proposals relating to changes in capitalization by 100% or more.

                  o Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

                  o Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

                  o     Proposals to indemnify auditors.

              5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

                  CORPORATE TRANSACTIONS

                  o Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSM internal company-specific knowledge.

                  o Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

                  o Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

                  o Proposals relating to Executive/ Director stock option plans. Generally, stock option plans should meet the following criteria:

                        (i) Whether the stock option plan is incentive based;

                        (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                        (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

                  ANTI-TAKEOVER PROVISIONS

                  o Proposals requiring shareholder ratification of poison pills.

                  o Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

         B.   SHAREHOLDER PROPOSALS

              1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

                  o Proposals requiring auditors to attend the annual meeting of shareholders.

                  o Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

                  o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  o Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

                  o     Proposals requiring confidential voting.

                  o Proposals to reduce or eliminate of supermajority voting requirements.

                  o Proposals requiring shareholder approval for shareholder rights plan or poison pill.

                  o Proposals to require the company to expense stock options.

              2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

                  o     Proposals that limit tenure of directors.

                  o     Proposals to limit golden parachutes.

                  o Proposals requiring directors to own large amounts of stock to be eligible for election.

                  o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

                  o Proposals that limit retirement benefits or executive compensation.

                  o Proposals requiring shareholder approval for bylaw or charter amendments.

                  o Proposals requiring shareholder approval of executive compensation.

                  o Proposals requiring shareholder approval of golden parachutes.

                  o Proposals to eliminate certain anti-takeover related provisions.

                  o     Proposals to prohibit payment of greenmail.

              3. The following shareholder proposals will not be supported, unless otherwise determined by the Proxy Review Committee.

                  o Proposals to declassify the Board of Directors (if management supports a classified board).

                  o Proposals requiring a U.S. company to have a separate Chairman and CEO.

                  o Proposals requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

                  o Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

                  o Proposals that require inappropriate endorsements or corporate actions.

VII.     ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

         A.   PROXY REVIEW COMMITTEE

              1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

                  (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

                  (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

                  (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

                  (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and the research as well as any other relevant information they may request or receive.

                  (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

                  (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/ Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

                  (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

         B.   IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

              1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

              2. A material conflict of interest could exist in the following situations, among others:

                  (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

                  (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

                  (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

         C.  PROXY VOTING REPORTS

              1. MSIM will promptly provide a copy of these Policy and Procedures to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

              2. MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                                   APPENDIX H
                         PRO FORMA FINANCIAL STATEMENTS



The following presents the pro forma financial statements for the combination of Van Kampen Ohio Value Municipal Income Trust and Van Kampen Ohio Quality Municipal Trust. The statements are presented as of October 31, 2004, the most recent interim period for which financial information is currently available.


The unaudited Pro Forma Portfolio of Investments and Pro Forma Statement of Assets and Liabilities reflect the financial position as if the transaction occurred on October 31, 2004. The Pro Forma Statement of Operations reflects the expenses for the twelve months ended October 31, 2004. The pro forma statements give effect to the proposed exchange of Van Kampen Ohio Quality Municipal Trust shares for the assets and liabilities of the Van Kampen Ohio Value Municipal Income Trust, with Van Kampen Ohio Quality Municipal Trust being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. There is no guarantee that the portfolio of investments of the surviving entity on the closing date of the transaction will match the Pro Forma Portfolio of Investments presented herein. All or a portion of the securities acquired in the transaction could be sold by the surviving entity; however, there is no plan or intention to sell securities acquired in the transaction other than in the ordinary course of business.

                  VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
                     VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
                        PROFORMA PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 2004
                                   (UNAUDITED)


                             PROFORMA-
                            VAN KAMPEN
                               OHIO                                                                                       PROFORMA-
 VAN KAMPEN                  QUALITY                                                                                     VAN KAMPEN
 OHIO VALUE     VAN KAMPEN   MUNICIPAL                                                        VAN KAMPEN   VAN KAMPEN      OHIO
  MUNICIPAL    OHIO QUALITY   TRUST                                                           OHIO VALUE   OHIO QUALITY   QUALITY
INCOME TRUST MUNICIPAL TRUST   PAR                                                             MUNICIPAL     MUNICIPAL   MUNICIPAL
 PAR AMOUNT     PAR AMOUNT    AMOUNT                                                          INCOME TRUST TRUST MARKET    TRUST
   (000)          (000)       (000)  DESCRIPTION                             COUPON  MATURITY MARKET VALUE     VALUE    MARKET VALUE
-----------  --------------- ------- -----------                             ------  -------- ------------ ------------ ------------
                                     MUNICIPAL BONDS   146.3%
                                     OHIO   131.7%

                                     Akron Bath Copley, OH Jt Twp Hosp Fac
       $400             $ -     400  Summa Hosp Ser A                        5.375%  11/15/18 $   403,476  $         -  $    403,476
                                     Akron, OH Ctf Part Akron Muni Baseball
      1,000               -   1,000  Stad Proj                               6.900   12/01/16   1,078,030            -     1,078,030
                                     Akron, OH Rev & Impt Var Purp (MBIA
          -           1,650   1,650  Insd) (a)                               5.250   12/01/17           -    1,844,931     1,844,931
                                     Akron, OH Rev & Impt Var Purp (MBIA
          -           1,720   1,720  Insd) (a)                               5.250   12/01/18           -    1,916,940     1,916,940
                                     Akron, OH Rev & Impt Var Purp (MBIA
          -           1,000   1,000  Insd)                                   5.250   12/01/19           -    1,108,430     1,108,430
                                     Athens Cnty, OH Hosp Fac Rev Impt
          -           1,000   1,000  O'Bleness Mem Ser A Rfdg                7.125   11/15/33           -    1,051,540     1,051,540
                                     Avon Lake, OH City Sch Dist Cap Apprec
          -           1,435   1,435  (FGIC Insd)                               *     12/01/11           -    1,123,117     1,123,117
                                     Beavercreek, OH Cap Apprec (MBIA Insd)
        845               -     845  (a)                                       *     02/01/21     399,305            -       399,305
          -           1,000   1,000  Brookville, OH Loc Sch Dist (FSA Insd)  5.250   12/01/22           -    1,090,050     1,090,050
                                     Cleveland Cuyahoga Cnty, OH Port Auth
                                     Rev Dev Port Cleveland Bd Fd Ser A
        855               -     855  (LOC: Fifth Third Bank)                 6.250   05/15/16     890,773            -       890,773
                                     Cleveland-Cuyahoga Cnty, OH Port Auth
                                     Rev Dev Port Cleveland Bd Fd Ser B
          -           1,025   1,025  (AMT) (a)                               6.500   11/15/14           -    1,072,539     1,072,539
                                     Columbus, OH Tax Increment Fin Rev
          -           1,500   1,500  Easton Proj (AMBAC Insd)                5.300   12/01/19           -    1,656,855     1,656,855
                                     Columbus, OH Tax Increment Fin Rev
          -           3,145   3,145  Easton Proj (AMBAC Insd)                4.875   12/01/24           -    3,204,912     3,204,912
                                     Cuyahoga Cnty, OH Hlthcare Fac Rev
          -           1,000   1,000  Jennings Hall                           7.300   11/15/23           -    1,014,310     1,014,310
                                     Cuyahoga Cnty, OH Hlthcare Fac Rev
          -           1,000   1,000  Mtg Menorah Pk Ctr Wiggins Proj         6.800   02/15/35           -    1,021,000     1,021,000
                                     Cuyahoga Cnty, OH Hosp Fac Rev Canton
          -           1,000   1,000  Inc Proj                                7.500   01/01/30           -    1,108,460     1,108,460
                                     Cuyahoga Cnty, OH Multi-Family Rev
                                     Hsg Dalebridge Apts (AMT) (GNMA
      1,000               -   1,000  Collateralized)                         6.500   10/20/20   1,036,010            -     1,036,010
                                     Cuyahoga Cnty, OH Multi-Family Rev
                                     Hsg Wtr Str Assoc (AMT) (GNMA
        400               -     400  Collateralized)                         6.150   12/20/26     431,836            -       431,836
                                     Dayton, OH Arpt Rev Rfdg (AMT)
      1,000           1,000   2,000  (Radian Insd)                           5.350   12/01/32   1,025,710    1,025,710     2,051,420
          -           1,000   1,000  Dublin, OH City Sch Dist Constr & Impt  5.000   12/01/16           -    1,094,080     1,094,080
                                     Edgewood, OH City Sch Dist Cap Apprec
          -           1,625   1,625  Ser A Rfdg (MBIA Insd) (a)                *     12/01/12           -    1,208,951     1,208,951
                                     Edgewood, OH City Sch Dist Cap Apprec
          -           1,625   1,625  Ser A Rfdg (MBIA Insd) (a)                *     12/01/14           -    1,092,536     1,092,536
                                     Erie Cnty, OH Hosp Fac Rev Firelands
          -           2,500   2,500  Regl Med Ctr Ser A                      5.625   08/15/32           -    2,575,625     2,575,625
                                     Fairfield, OH City Sch Dist Cap Apprec
          -           1,680   1,680  Sch Impt Rfdg (FGIC Insd)                 *     12/01/12           -    1,248,878     1,248,878
                                     Fairfield, OH City Sch Dist (Prerefunded
      1,225               -   1,225  @ 12/01/05) (FGIC Insd)                 7.200   12/01/12   1,331,955            -     1,331,955
          -             500     500  Finneytown, OH Loc Sch Dist (FGIC Insd) 6.200   12/01/17           -      621,480       621,480
                                     Franklin Cnty, OH Hlthcare Fac Rev OH
          -           1,000   1,000  Presbyterian Ser A                      7.125   07/01/29           -    1,091,040     1,091,040
                                     Franklin Cnty, OH Rev Mtg Seton Square
      1,000               -   1,000  North Proj (FHA Gtd)                    6.150   10/01/18   1,021,390            -     1,021,390
                                     Garfield Heights, OH City Sch Dist Sch
      1,000               -   1,000  Impt (FSA Insd)                         5.000   12/15/22   1,066,730            -     1,066,730
                                     Greene Cnty, OH Swr Sys Rev Govt
      1,000           1,555   2,555  Enterprise (AMBAC Insd)                 5.625   12/01/25   1,117,970    1,738,443     2,856,413
                                     Groveport, OH Inc Tax Rcpt (MBIA
      2,145               -   2,145  Insd) (a)                               5.000   12/01/20   2,297,274            -     2,297,274
                                     Hamilton Cnty, OH Sales Tax Sub Ser
      2,025           5,000   7,025  B Cap Apprec (AMBAC Insd)                 *     12/01/23     818,829    2,021,800     2,840,629
                                     Harrison, OH Wastewtr Sys Impt Rfdg
          -           1,000   1,000  (FSA Insd) (a)                          5.250   11/01/20           -    1,097,310     1,097,310
                                     Heath, OH City Sch Dist Sch Impt Ser
          -           1,200   1,200  A (FGIC Insd)                           5.500   12/01/27           -    1,308,960     1,308,960
                                     Hilliard, OH Sch Dist Cap Apprec Sch
          -           2,000   2,000  Impt (FGIC Insd)                          *     12/01/18           -    1,096,760     1,096,760
                                     Lake Loc Sch Dist OH Wood Cap Apprec
        595               -     595  (MBIA Insd) (a)                           *     12/01/12     442,662            -       442,662
      1,000               -   1,000  Lakota, OH Loc Sch Dist (AMBAC Insd)    7.000   12/01/09   1,196,890            -     1,196,890
                                     Licking Heights, OH Loc Sch Dist Cap
          -             500     500  Apprec Ser A (FGIC Insd) (a)              *     12/01/14           -      336,300       336,300
                                     Licking Heights, OH Loc Sch Dist Cap
          -             610     610  Apprec Ser A (FGIC Insd) (a)              *     12/01/15           -      389,357       389,357
                                     Licking Heights, OH Loc Sch Dist Cap
          -             745     745  Apprec Ser A (FGIC Insd) (a)              *     12/01/17           -      429,083       429,083
                                     London, OH City Sch Dist Sch Fac
          -           1,250   1,250  Constr & Impt (FGIC Insd)               5.500   12/01/16           -    1,411,562     1,411,562
                                     Lorain Cnty, OH Hosp Rev Catholic
      1,000           1,000   2,000  Hlthcare                                5.375   10/01/30   1,032,490    1,032,490     2,064,980
                                     Lorain Cnty, OH Hosp Rev Catholic
      1,000               -   1,000  Hlthcare Part Ser B (MBIA Insd)         5.625   09/01/15   1,108,260            -     1,108,260
                                     Lorain Cnty, OH Hosp Rev EMH Regl
      1,000               -   1,000  Med Ctr Rfdg (AMBAC Insd)               7.750   11/01/13   1,075,670            -     1,075,670
                                     Lorain Cnty, OH Hosp Rev Mtg Elyria
          -           1,500   1,500  Utd Methodist Ser C Rfdg                6.875   06/01/22           -    1,541,895     1,541,895
                                     Lorain, OH Hosp Impt Rev Lakeland
                                     Cmnty Hosp Inc Proj (Escrowed to
          -           1,580   1,580  Maturity)                               6.500   11/15/12           -    1,586,320     1,586,320
                                     Lucas Cnty, OH Hlthcare Fac Rev
          -           1,000   1,000  Sunset Retirement Ser A Rfdg            6.375   08/15/15           -    1,077,050     1,077,050
                                     Mahoning Cnty, OH Hosp Fac Forum Hlth
      1,000             500   1,500  Oblig Group Ser A                       6.000   11/15/32  1,059,030       529,515     1,588,545
                                     Marion Cnty, OH Hosp Rev Cmnty Hosp
        385               -     385  Impt & Rfdg                             6.375   05/15/11     404,727            -       404,727
                                     Marysville, OH Exmp Vlg Sch Dist Cap
          -             955     955  Apprec Sch Impt (AMBAC Insd) (a)          *     12/01/16           -      581,232       581,232
                                     Marysville, OH Exmp Vlg Sch Dist Rfdg
      1,030               -   1,030  (MBIA Insd)                             5.250   12/01/16   1,157,153            -     1,157,153
                                     Massillon, OH City Sch Dist Var Purp
          -           1,590   1,590  Impt (MBIA Insd) (a)                    5.250   12/01/17           -    1,777,843     1,777,843
                                     Medina Cnty, OH Lib Dist (FGIC
          -           2,665   2,665  Insd) (a)                               5.250   12/01/20           -    2,934,805     2,934,805

                          Miami Cnty, OH Hosp Fac Rev Impt Upper
   1,000        -  1,000  Vly Med Ctr Ser C Rfdg                      6.250    05/15/13   1,045,190              -        1,045,190
   1,000        -  1,000  Miami Univ OH Rfdg (AMBAC Insd)             5.000    12/01/22   1,066,510              -        1,066,510
                          Middleburg Heights, OH Southwest Genl
       -    1,000  1,000  Hlth Ctr (FSA Insd)                         5.625    08/15/15           -      1,124,200        1,124,200
                          Montgomery Cnty, OH Hosp Rev Grandview
                          Hosp & Med Ctr Rfdg (Prerefunded @
   1,000    1,000  2,000  12/01/09)                                   5.600    12/01/11   1,138,070      1,138,070        2,276,140
                          Montgomery Cnty, OH Rev Catholic Hlth
   2,000        -  2,000  Initiatives (Escrowed to Maturity)          6.000    12/01/26   2,208,380              -        2,208,380
                          Montgomery Cnty, OH Wtr Rev Sys Gtr
       -    2,650  2,650  Moraine Beaver Rfdg (AMBAC Insd)            5.375    11/15/15           -      3,001,655        3,001,655
                          Ohio Hsg Fin Agy Mtg Rev Residential
       -      545    545  Ser A-1 (AMT) (GNMA Collateralized)         5.250    09/01/30           -        556,908          556,908
                          Ohio Hsg Fin Agy Single Family Mtg
                          Rev (Escrowed to Maturity) (FGIC
       -    5,550  5,550  Insd)                                         *      01/15/15           -      3,652,344        3,652,344
                          Ohio Hsg Fin Agy Single Family Mtg
                          Rev (Prerefunded @ 01/15/14) (FGIC
   1,000        -  1,000  Insd)                                         *      01/15/15     622,740              -          622,740
                          Ohio Hsg Fin Agy Single Family Mtg
                          Rev (Prerefunded @ 07/15/14) (FGIC
       -    5,850  5,850  Insd)                                         *      01/15/15           -      3,756,460        3,756,460
                          Ohio Muni Elec Generation Agy Jt
   1,000        -  1,000  Venture 5 Ctf Ben Int (MBIA Insd)             *      02/15/25     369,310              -          369,310
                          Ohio Muni Elec Generation Agy Jt
       -    3,065  3,065  Venture 5 Ctf Ben Int (MBIA Insd)             *      02/15/27           -        995,543          995,543
                          Ohio Muni Elec Generation Agy Jt
       -    1,000  1,000  Venture 5 Ctf Ben Int (MBIA Insd)             *      02/15/28           -        306,810          306,810
                          Ohio Muni Elec Generation Agy Jt
   1,000        -  1,000  Venture 5 Ctf Ben Int (MBIA Insd)             *      02/15/30     273,950              -          273,950
                          Ohio St Dept of Tran Ctf Part
                          Panhandle Rail Line Proj (FSA
       -    1,065  1,065  Insd)                                       6.500    04/15/12           -      1,068,994        1,068,994
                          Ohio St Higher Ed Fac Commn Higher
       -    1,300  1,300  Ed Fac Univ Dayton Proj (AMBAC Insd)        5.500    12/01/30           -      1,417,572        1,417,572
                          Ohio St Mental Hlth Cap Fac Ser II A
       -    2,000  2,000  (MBIA Insd)                                 5.250    06/01/16           -      2,235,680        2,235,680
                          Ohio St Rev Major New St
   1,000        -  1,000  Infrastructure 1                            5.000    06/15/11   1,113,770              -        1,113,770
   2,000        -  2,000  Ohio St Univ Gen Rcpt Ser A                 5.000    12/01/26   2,074,640              -        2,074,640
       -    1,000  1,000  Ohio St Univ Gen Rcpt Ser A                 5.125    12/01/31           -      1,039,740        1,039,740
                          Ohio St Wtr Dev Auth Rev Wtr Dev Fresh
       -    1,300  1,300  Wtr Impt                                    5.375    12/01/21           -      1,419,067        1,419,067
                          Olentangy Loc Sch Dist OH Cap Apprec
       -      515    515  Sch Fac Constr (FSA Insd)                     *      12/01/10           -        422,527          422,527
                          Olentangy Loc Sch Dist OH Cap Apprec Sch
       -      515    515  Fac Constr (FSA Insd)                         *      12/01/11           -        402,787          402,787
                          Ottawa & Glandorf, OH Loc Sch Fac
       -    1,415  1,415  Constr & Impt (MBIA Insd) (a)               5.375    12/01/18           -      1,595,780        1,595,780
     845    1,000  1,845  Penta Career Ctr OH Ctf (FGIC Insd)         5.250    04/01/18     938,068      1,110,140        2,048,208
       -    1,000  1,000  Pike Cnty, OH Hlthcare Fac Rev Rfdg         6.750    06/01/17           -        980,860          980,860
                          Springboro, OH Cmnty City Sch Dist
   2,000    1,000  3,000  Sch Impt (MBIA Insd)                        5.250    12/01/20   2,211,680      1,105,840        3,317,520
                          Sugarcreek, OH Loc Sch Dist Sch Impt
   1,895        -  1,895  Rfdg (MBIA Insd)                            5.250    12/01/27   2,013,059              -        2,013,059
       -    1,820  1,820  Summit Cnty, OH (a)                         5.250    12/01/22           -      1,983,891        1,983,891
       -    1,395  1,395  Summit Cnty, OH                             5.250    12/01/23           -      1,513,993        1,513,993
                          Tipp City, OH Exmp Vlg Sch Dist Sch
       -    1,850  1,850  Fac Constr & Impt (FGIC Insd) (a)           5.500    12/01/15           -      2,079,863        2,079,863
   1,040        -  1,040  Toledo, OH Sew Sys Rev (AMBAC Insd) (a)     5.000    11/15/24   1,097,647              -        1,097,647
                          Toledo-Lucas Cnty, OH Port Auth Crocker
     500    1,000  1,500  Pk Pub Impt Proj                            5.375    12/01/35     517,555      1,035,110        1,552,665
                          Toledo-Lucas Cnty, OH Port Auth Fac
       -    1,000  1,000  Cargill Inc Proj A Rfdg                     4.800    03/01/22           -      1,010,750        1,010,750
                          Toledo-Lucas Cnty, OH Port Auth
       -    1,250  1,250  Northwest OH Bd Fd Ser D (AMT) (a)          6.900    11/15/20           -      1,346,413        1,346,413
                          University Cincinnati OH Gen Ser A
       -    1,000  1,000  (FGIC Insd)                                 5.000    06/01/20           -      1,067,180        1,067,180
       -    2,300  2,300  University Cincinnati OH Gen Ser F (a)      5.375    06/01/16           -      2,548,791        2,548,791
       -    1,310  1,310  Vandalia, OH Rfdg (AMBAC Insd)              5.250    12/01/21           -      1,447,655        1,447,655
       -    1,140  1,140  West Chester Twp OH Rfdg (AMBAC Insd)       5.000    12/01/20           -      1,220,210        1,220,210
                          Worthington, OH City Sch Dist Rfdg
       -    2,180  2,180  (FGIC Insd) (a)                             6.000    06/01/10           -      2,524,484        2,524,484
                          Zanesville, OH City Sch Dist Sch
       -    2,050  2,050  Impt (MBIA Insd) (a)                        5.375    12/01/15           -      2,320,990        2,320,990
                                                                                        ------------   -----------    -------------
                                                                                         37,086,739     95,492,416      132,579,155
                                                                                        ------------   -----------    -------------

                          GUAM   4.2%

       -    2,000  2,000  Guam Pwr Auth Rev Ser A (AMBAC Insd)        5.125    10/01/29           -      2,107,860        2,107,860
       -    2,000  2,000  Guam Pwr Auth Rev Ser A (AMBAC Insd)        5.250    10/01/34           -      2,114,320        2,114,320
                                                                                        ------------   -----------    -------------
                                                                                                  -      4,222,180        4,222,180
                                                                                        ------------   -----------    -------------

                          PUERTO RICO   6.4%

                          Puerto Rico Comwlth Hwy & Tran Auth
   1,500        -  1,500  Hwy Rev Ser Y Rfdg (FSA Insd) (b)           6.250    07/01/21    1,902,390              -       1,902,390
       -    4,570  4,570  Puerto Rico Comwlth Pub Impt Rfdg           3.000    07/01/06            -      4,573,519       4,573,519
                                                                                         -----------   ------------    ------------
                                                                                           1,902,390      4,573,519       6,475,909
                                                                                         -----------   ------------    ------------

                          U. S. VIRGIN ISLANDS    4.0%

                          Virgin Islands Pub Fin Auth Rev
   1,000        -  1,000  Gross Rcpt Taxes Ln Nt Ser A                6.375    10/01/19    1,158,180              -       1,158,180
                          Virgin Islands Pub Fin Auth Rev
       -    1,500  1,500  Gross Rcpt Taxes Ln Nt Ser A                6.500    10/01/24            -      1,742,235       1,742,235
                          Virgin Islands Pub Fin Auth Rev
                          Gross Rcpt Taxes Ln Nt Ser A
       -    1,000  1,000  (ACA Insd)                                  6.125    10/01/29            -      1,120,460       1,120,460
                                                                                         -----------    ------------    -----------
                                                                                           1,158,180       2,862,695      4,020,875
                                                                                         -----------    ------------    -----------

                          TOTAL LONG-TERM INVESTMENTS    146.3%
                             (Cost $37,084,521, $97,753,572, and $134,838,093)            40,147,309     107,150,810    147,298,119

                          Short-Term Investments   1.5%
                             (Cost $700,000, $800,000, and $1,500,000)                       700,000         800,000      1,500,000
                                                                                         -----------    ------------    -----------
                          TOTAL INVESTMENTS    147.8
                             (Cost $37,784,521, $98,553,572, and $136,338,093)            40,847,309     107,950,810    148,798,119

                          OTHER ASSETS IN EXCESS OF LIABILITIES    1.9%                      535,801       1,390,848      1,926,649

                          PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)    (49.7%)  (15,004,530)    (35,026,078)   (50,030,608)
                                                                                         -----------    ------------    -----------

                          NET ASSETS APPLICABLE TO COMMON SHARES                100.0%    26,378,580     $74,315,580  100,694,160(c)
                                                                                         ===========    ============  ============


Percentages are calculated as a percentage of net assets applicable to common shares.

*  Zero coupon bond

(a) The Trust owns 100% of the bond issuance.
(b) Security converts to a fixed coupon rate at a predetermined date.
(c) Does not reflect a non-recurring cost associated with this transaction of approximately $256,000, with $202,240 to be borne by the common shareholders of the Van Kampen Ohio Value Municipal Income Trust and $53,760 to be borne by the common shareholders of the Van Kampen Ohio Quality Municipal Trust.

ACA - American Capital Access
AMBAC - AMBAC Indemnity Corp.
AMT - Alternative Minimum Tax
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Administration
FSA - Financial Security Assurance Inc.
GNMA - Government National Mortgage Association
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance Corp.
Radian - Radian Asset Assurance

     VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST - VAN KAMPEN OHIO QUALITY
                                MUNICIPAL TRUST
                  PROFORMA STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004
                                  (UNAUDITED)
                              AMOUNTS IN THOUSANDS


                                                                                                                       PROFORMA-
                                                                                                                      VAN KAMPEN
                                                                                                                          OHIO
                                                              VAN KAMPEN          VAN KAMPEN                            QUALITY
                                                         OHIO VALUE MUNICIPAL    OHIO QUALITY                          MUNICIPAL
                                                             INCOME TRUST       MUNICIPAL TRUST     ADJUSTMENTS          TRUST
                                                         --------------------   ---------------   ----------------   -------------
ASSETS:
Total Investments (Cost of $37,784
     $98,554 and $136,338, respectively)                 $            40,847    $      107,951                       $    148,798
Cash                                                                      84                 1                                 85
Receivable:
    Interest                                                             702             1,586                              2,288
    Investments Sold                                                      25               170                                195
Other                                                                      2                 2                                  4
                                                         --------------------   ---------------   ----------------   -------------
        Total Assets                                                  41,660           109,710                       $    151,370
                                                         --------------------   ---------------   ----------------   -------------

LIABILITIES:
Payables:
    Investment Advisory Fee                                               21                55                                 76
    Income Distributions-Common Shares                                     5                24                                 29
    Other Affiliates                                                       4                 5                                  9
Trustee's Deferred Compensation and Retirement Plans                     194               210                                404
Accrued Expenses                                                          52                74                                126
Merger Costs                                                                                      $           256 (3)         256
                                                         --------------------   ---------------   ----------------   -------------
        Total Liabilities                                                276               368                256             900
Preferred Shares (including accrued distributions)                    15,005            35,026                             50,031
                                                         --------------------   ---------------   ----------------   -------------
NET ASSETS APPLICABLE TO COMMON SHARES                   $            26,379    $       74,316    $          (256)   $    100,439
                                                         ====================   ===============   ================   =============

NET ASSET VALUE PER COMMON SHARE                         $             15.64    $        17.16                       $      17.14
                                                         ====================   ===============                      =============

NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited
       number of shares authorized, 1,687, 4,331
       and 5,858 shares issued and outstanding)          $                17    $           43    $            (1)(3) $        59
Paid in Surplus                                                       24,027            64,197               (255)(3)      87,969
Net Unrealized Appreciation                                            3,063             9,398                             12,461
Accumulated Undistributed Net Investment Income                          113               452                                565
Accumulated Net Realized Gain (Loss)                                    (841)              226                               (615)
                                                         --------------------   ---------------   ----------------   -------------
NET ASSETS APPLICABLE TO COMMON SHARES                   $            26,379    $       74,316    $          (256)   $    100,439
                                                         ====================   ===============   ================   =============

PREFERRED SHARES                                         $            15,000    $       35,000                       $     50,000
                                                         ====================   ===============   ================   =============

NET ASSETS INCLUDING PREFERRED SHARES                    $            41,379    $      109,316    $          (256)   $    150,439
                                                         ====================   ===============   ================   =============

(1) THE PRO FORMA STATEMENTS ARE PRESENTED AS IF THE REORGANIZATION WAS EFFECTIVE OCTOBER 31, 2004. THE PRO FORMA STATEMENTS GIVE EFFECT TO THE PROPOSED EXCHANGE OF STOCK FOR ASSETS AND LIABILITIES WITH THE VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST BEING THE SURVIVING ENTITY. THE PROPOSED TRANSACTION WILL BE ACCOUNTED FOR IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA, AS A TAX-FREE REORGANIZATION. THE HISTORICAL COST BASIS OF THE INVESTMENTS IS CARRIED OVER TO THE SURVIVING ENTITY.

(2) THE PRO FORMA STATEMENTS PRESUME THE ISSUANCE BY THE VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST OF APPROXIMATELY 1,527,208 COMMON SHARES IN EXCHANGE FOR THE ASSETS AND LIABILITIES OF THE VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST.

(3) A NON-RECURRING COST ASSOCIATED WITH THIS TRANSACTION OF APPROXIMATELY $256,000 WILL BE INCURRED. APPROXIMATELY $202,240, OR $.120 WILL BE BORNE BY THE COMMON SHAREHOLDERS OF THE VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST, WHILE APPROXIMATELY $53,760, OR $.012 WILL BE BORNE BY THE COMMON SHAREHOLDERS OF THE VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST.

     VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST - VAN KAMPEN OHIO QUALITY
                                MUNICIPAL TRUST
                        PROFORMA STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2004
                                  (UNAUDITED)
                              AMOUNTS IN THOUSANDS

                                                                                                                        PROFORMA
                                                               VAN KAMPEN          VAN KAMPEN                          VAN KAMPEN
                                                         OHIO VALUE MUNICIPAL    OHIO QUALITY                         OHIO QUALITY
                                                              INCOME TRUST      MUNICIPAL TRUST     ADJUSTMENTS      MUNICIPAL TRUST
                                                         --------------------   ---------------   ----------------  ----------------
INVESTMENT INCOME:
Interest                                                 $             2,074    $         5,472                     $         7,546
                                                         --------------------   ---------------   ----------------  ----------------

EXPENSES:
Investment Advisory Fee                                                  246                647                                 893
Preferred Share Maintenance                                               57                100   $          (19)(1)            138
Administrative Fee                                                        12                 32                                  44
Trustees' Fees and Related Expenses                                       53                 61              (76)(2)             38
Legal                                                                     16                 19              (12)(1)             23
Custody                                                                    3                  7                                  10
Other                                                                     90                134              (72)(1)            152
                                                         --------------------   ---------------   ----------------  ----------------
     Total Expenses                                                      477              1,000             (179)             1,298
                                                         --------------------   ---------------   ----------------  ----------------
NET INVESTMENT INCOME                                    $             1,597    $         4,472   $          179    $         6,248
                                                         ====================   ===============   ================  ================

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain                                        $                78    $           221                     $           299
                                                         --------------------   ---------------   ----------------  ----------------

Unrealized Appreciation/Depreciation:
     Beginning of the Period                                           2,462              7,347                               9,809
     End of the Period                                                 3,063              9,397                              12,460
                                                         --------------------   ---------------                     ----------------
Net Unrealized Appreciation During the Period                            601              2,050                               2,651
                                                         --------------------   ---------------   ----------------  ----------------
NET REALIZED AND UNREALIZED GAIN                         $               679    $         2,271                     $         2,950
                                                         ====================   ===============   ================  ================
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                  $              (157)   $          (434)                    $          (591)
                                                         ====================   ===============   ================  ================
NET INCREASE IN NET ASSETS APPLICABLE TO
COMMON SHARES FROM OPERATIONS                            $             2,119    $         6,309   $          179    $         8,607
                                                         ====================   ===============   ================  ================


(1) REFLECTS THE REDUCTION IN OTHER OPERATING EXPENSES AS A RESULT OF THE ELIMINATION OF CERTAIN DUPLICATIVE EXPENSES AND THE RESULT OF OPERATING A LARGER, MORE EFFICIENT FUND.

(2) REFLECTS THE EXCLUSION OF UNREALIZED NET APPRECIATION RELATED TO THE TRUSTEES DEFERRED COMPENSATION PLAN AND THE ELIMINATION OF CERTAIN DUPLICATIVE EXPENSES.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST -- VAN KAMPEN OHIO
QUALITY MUNICIPAL TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS OCTOBER 31, 2004 (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES
The Acquiring Trust, Van Kampen Ohio Quality Municipal Trust (the "Acquiring Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Acquiring Trust's investment objective is to seek to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Acquiring Trust will invest in a portfolio consisting substantially of Ohio municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Acquiring Trust commenced investment operations on September 27, 1991.

         The following is a summary of significant accounting policies consistently followed by the Acquiring Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Acquiring Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Acquiring Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Acquiring Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

E. DISTRIBUTION OF INCOME AND GAINS The Acquiring Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.